                                                                    Exhibit 99.1

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                                 CMBS NEW ISSUE

                                  CSFB 2005-C5

                       COLLATERAL & STRUCTURAL TERM SHEET

                                 $2,693,439,000

                                  (APPROXIMATE)


              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-C5


[COLUMN FINANCIAL(TM) LOGO]
A CREDIT SUISSE FIRST BOSTON COMPANY


[GMAC COMMERCIAL MORTGAGE LOGO]

[GE LOGO]

CREDIT SUISSE FIRST BOSTON                       GMAC COMMERCIAL HOLDING CAPITAL
                                                                   MARKETS CORP.

BANC OF AMERICA SECURITIES LLC                          DEUTSCHE BANK SECURITIES

                               WACHOVIA SECURITIES

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

I.   TRANSACTION OFFERING

                             INITIAL        APPROXIMATE                                  ASSUMED
                            PRINCIPAL       % OF TOTAL                                  WEIGHTED
                             BALANCE          INITIAL     APPROXIMATE      INITIAL       AVERAGE
            EXPECTED       OR NOTIONAL       PRINCIPAL      CREDIT      PASS-THROUGH      LIFE
 CLASS     RATINGS (1)        AMOUNT          BALANCE       SUPPORT        RATE (2)    (YEARS) (3)
-------   ------------   ---------------    -----------   -----------   ------------   -----------
OFFERED CERTIFICATES:
  A-1      AAA/AAA       $    82,000,000       2.82%         30.00%           %            2.8
  A-2      AAA/AAA       $   122,000,000       4.20%         30.00%           %            4.9
  A-3      AAA/AAA       $   181,000,000       6.22%         30.00%           %            7.1
  A-AB     AAA/AAA       $   104,155,000       3.58%         30.00%           %            7.2
  A-4      AAA/AAA       $ 1,001,000,000      34.42%         30.00%           %            9.6
 A-1-A     AAA/AAA       $   545,372,000      18.75%         30.00%           %            8.7
  A-M      AAA/AAA       $   290,790,000      10.00%         20.00%           %            9.8
  A-J      AAA/AAA       $   225,362,000       7.75%         12.25%           %            9.9
   B        AA/AA        $    72,697,000       2.50%          9.75%           %            9.9
   C        A+/A+        $    39,984,000       1.38%          8.38%           %            9.9
   D         A/A         $    29,079,000       1.00%          7.38%           %            9.9
NON-OFFERED CERTIFICATES (5):
   E        A-/A-        $    36,349,000       1.25%          6.13%           %            9.9
   F      BBB+/BBB+      $    21,809,000       0.75%          5.38%           %            9.9
   G       BBB/BBB       $    32,714,000       1.13%          4.25%           %            9.9
   H      BBB-/BBB-      $    32,714,000       1.13%          3.13%           %            9.9
   J       BB+/BB+       $     7,269,000       0.25%          2.88%           %            9.9
   K        BB/BB        $    14,540,000       0.50%          2.38%           %            9.9
   L       BB-/BB-       $    10,904,000       0.37%          2.00%           %           10.0
   M        B+/B+        $     3,635,000       0.13%          1.88%           %           10.0
   N         B/B         $     7,270,000       0.25%          1.63%           %           12.4
   O        B-/B-        $    10,905,000       0.38%          1.25%           %           14.5
   P        NR/NR        $    36,348,813       1.25%          0.00%           %           14.7
  A-X      AAA/AAA       $ 2,907,896,813(6)     N/A            N/A            %            8.9
 A-SP      AAA/AAA                      (6)     N/A            N/A            %
A-Y(7)     AAA/AAA       $   105,033,854(6)     N/A            N/A            %           10.9
 375-A     NR/BBB+       $     5,500,000        N/A            N/A            %            9.4
 375-B      NR/BBB       $     9,500,000        N/A            N/A            %            9.4
 375-C     NR/BBB-       $    21,200,000        N/A            N/A            %            9.4

                          EXPECTED
            EXPECTED      PRINCIPAL       LEGAL
 CLASS    MATURITY (3)    WINDOW (3)      STATUS      ERISA (4)
-------   ------------   -----------   ------------   ---------
OFFERED CERTIFICATES:
  A-1         07/10      12/05-07/10      Public         Yes
  A-2         01/11      07/10-01/11      Public         Yes
  A-3         07/13      06/12-07/13      Public         Yes
  A-AB        12/14      01/11-12/14      Public         Yes
  A-4         08/15      12/14-08/15      Public         Yes
 A-1-A        08/15      12/05-08/15      Public         Yes
  A-M         09/15      08/15-09/15      Public         Yes
  A-J         09/15      09/15-09/15      Public         Yes
   B          09/15      09/15-09/15      Public         Yes
   C          09/15      09/15-09/15      Public         Yes
   D          09/15      09/15-09/15      Public         Yes
NON-OFFERED CERTIFICATES (5):
   E          10/15      09/15-10/15   Private-144A      Yes
   F          10/15      10/15-10/15   Private-144A      Yes
   G          10/15      10/15-10/15   Private-144A      Yes
   H          10/15      10/15-10/15   Private-144A      Yes
   J          10/15      10/15-10/15   Private-144A      No
   K          10/15      10/15-10/15   Private-144A      No
   L          11/15      10/15-11/15   Private-144A      No
   M          11/15      11/15-11/15   Private-144A      No
   N          04/20      11/15-04/20   Private-144A      No
   O          07/20      04/20-07/20   Private-144A      No
   P          09/20      07/20-09/20   Private-144A      No
  A-X          N/A           N/A       Private-144A      Yes
 A-SP          N/A           N/A       Private-144A      Yes
A-Y(7)         N/A           N/A       Private-144A      Yes
 375-A        08/15      09/08-08/15   Private-144A      No
 375-B        08/15      09/08-08/15   Private-144A      No
 375-C        08/15      09/08-08/15   Private-144A      No

(1) These classes are expected to be rated by Standard & Poor's Ratings Services and Fitch, Inc. "NR" means not rated.
(2) Classes _, _ and _ will be fixed rate. Classes_, _ and _ will have a pass through rate that is fixed subject to the net WAC of the mortgage pool. Classes _ and _ will have a pass through rate that is equal to the net WAC of the mortgage pool.
(3) Assumes 0% CPR, no defaults, no extensions and ARD Loans (as described in the prospectus supplement) pay in full on their respective anticipated repayment dates. Otherwise based on "Modeling Assumptions" set forth in the prospectus supplement. Assumed weighted average life expressed in years.
(4) Expected to be eligible for Credit Suisse First Boston LLC individual prohibited transaction exemption under ERISA.
(5)  Not offered by the prospectus supplement or this term sheet.
(6)  Notional Amount.
(7) Represents aggregation of interest strips off all of the residential cooperative mortgage loans. Those interest strips are taken into account in calculating the net WAC of the mortgage pool.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

II.  MORTGAGE LOAN SELLER PROFILE

     Column Financial, Inc., "Column," will be selling 173 mortgage loans, representing 61.6% of the initial net mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp. for transfer to the trust. In the case of 22 underlying cooperative mortgage loans, representing 3.6% of the initial net mortgage pool balance, Column acquired such loans from NCB, FSB, or National Consumer Cooperative Bank, as applicable, on September 30, 2005. Column was established in August 1993 and is an indirect wholly owned subsidiary of Credit Suisse Group. Column has originated more than 7,400 commercial and multifamily mortgage loans, totaling approximately $72.6 billion, since its inception. Column sources, underwrites and closes various mortgage loan products through 18 production offices located throughout the U.S. and Canada. NCB, FSB is a federal savings bank chartered by the Office of Thrift Supervision of the U.S. Department of the Treasury. NCB, FSB is a wholly owned subsidiary of NCB. NCB, FSB, together with its parent, have originated over $4.5 billion in commercial and multifamily loans and securitized over $3.8 billion of such originations in over 32 public securitization transactions.

     GMAC Commercial Mortgage Corporation, "GMACCM," will be selling 80 mortgage loans, representing 28.0% of the initial net mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp. for transfer to the trust. GMACCM's principal offices are located at 200 Witmer Road, Horsham, Pennsylvania 19044.

     General Electric Capital Corporation, "GECC," will be selling 28 mortgage loans, representing 10.4% of the initial net mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp. for transfer to the trust. Through its GE Real Estate business, GECC has been lending and investing in the commercial real estate industry for over 25 years and has a portfolio of approximately $34.8 billion of assets. GE Real Estate originates commercial mortgage loans through approximately 18 offices located throughout the United States. The risk-management (loan underwriting and closing) functions are centralized and separate from loan origination.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

III. COLLATERAL OVERVIEW (1)

     -  MORTGAGE LOAN POOL
        Initial Net Mortgage Pool Balance:                     $2,907,896,813
        Average Cut-off Date Principal Balance:                $10,348,387
        Loans / Properties:                                    281/337
        Largest Loan:                                          9.4%
        Five Largest Loans / Group of Loans:                   23.2%
        Ten Largest Loans / Group of Loans:                    33.3%

     -  PROPERTY TYPE CONCENTRATIONS
        Retail:                                                30.3% (Anchored 21.0%, Unanchored 9.3%)
        Office:                                                29.9%
        Multifamily (2):                                       25.6%
        Hotel:                                                 8.6%
        Self Storage:                                          2.1%
        Mixed Use:                                             2.0%
        Industrial:                                            1.6%

     -  GEOGRAPHIC DISTRIBUTION
        New York:                                              19.0%
        Florida:                                               14.5%
        California:                                            11.1% (Southern 6.9%, Northern 4.2%) (3)
        Texas:                                                 7.4%
        Georgia:                                               5.8%
        Colorado:                                              5.5%
        Other:                                                 30 other states, District of Columbia, and U.S. Virgin Islands, each individually 4.1% or less

     -  CREDIT STATISTICS
        Wtd. Avg. Underwritten DSCR (4):                       1.73x
        Wtd. Avg. Cut-off Date LTV Ratio:                      66.5%
        Wtd. Avg. Balloon/ARD LTV Ratio (5):                   59.3%

     (1) All information provided based on a Cut-off Date in November 2005 unless otherwise noted.
     (2) Includes Cooperative, Manufactured Housing and Independent Living properties, which comprise 3.6%, 1.7%, and 0.6% of the net initial mortgage pool balance, respectively.
     (3) "Southern California" consists of mortgaged real properties in California in zip codes less than 93600. "Northern California" consists of mortgaged real properties in zip codes greater than or equal to 93600.
     (4) For additional information about DSCR calculations for the mortgage loans, please refer to the prospectus supplement and the accompanying diskette.
     (5)  Excludes full amortizing loans.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

     -  LOANS WITH RESERVE REQUIREMENTS (1),(2)
        Tax escrows:                                           95.3%
        Insurance escrows:                                     87.9%
        Cap. Ex escrows:                                       81.8%
        TI/LC escrows (3):                                     78.4%

     -  MORTGAGE LOAN POOL CHARACTERISTICS
        Gross WAC:                                             5.2227%
        Wtd. Avg. Remaining Term (4):                          112 Months
        Wtd. Avg. Seasoning:                                   4 Months
        Call Protection:                                       All of the mortgage loans provide for either a prepayment lockout period ("Lockout"), a defeasance period ("Defeasance"), a yield maintenance premium period ("YMP"), a static prepayment premium period ("SPP"), or a combination thereof.
        Lockout/Defeasance:                                    95.7%
        Ownership Interest:                                    89.9% (Fee); 9.2% (Fee/Leasehold); 0.9% (Leasehold)
        Delinquency:                                           None of the mortgage loans were delinquent with respect to any monthly debt service payment for 30 days or more as of the November
                                                               2005 due date.

     (1)  Includes loans with provisions for upfront and/or collected reserves.
     (2)  Includes loans that provide for springing reserves.
     (3) TI/LC escrows are expressed as a percentage of only the mortgage loans secured by office, retail, mixed use and industrial properties.
     (4) In the case of ARD Loans, the anticipated repayment date is assumed to be the maturity date.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

IV.  TRANSACTION OVERVIEW

OFFERED CERTIFICATES:                   Classes A-1, A-2, A-3, A-AB, A-4, A-1-A, A-M, A-J, B, C and D

PASS-THROUGH STRUCTURE:                 Senior/Subordinate, Sequential Pay Pass-Through Certificates

MORTGAGE LOAN SELLERS:                  Column Financial, Inc., GMAC Commercial Mortgage Corporation, and General Electric Capital
                                        Corporation

BOOKRUNNER/LEAD MANAGER:                Credit Suisse First Boston LLC

CO-MANAGERS:                            GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche
                                        Bank Securities Inc. and Wachovia Capital Markets LLC

RATING AGENCIES:                        Standard & Poor's Ratings Services and Fitch, Inc.

MASTER SERVICERS:                       GMAC Commercial Mortgage Corporation and NCB, FSB

PRIMARY SERVICERS:                      GMAC Commercial Mortgage Corporation, GEMSA Loan Services, L.P., and NCB, FSB

SPECIAL SERVICERS:                      CWCapital Asset Management, Inc. and National Consumer Cooperative Bank

TRUSTEE:                                Wells Fargo Bank, N.A.

CUT-OFF DATE:                           November 2005

SETTLEMENT DATE:                        On or about November 9, 2005

DISTRIBUTION DATE:                      The fourth business day following the Determination Date in that month, beginning December
                                        2005

DETERMINATION DATE:                     The eleventh calendar day of the month, or, if the eleventh calendar day is not a business day, the next succeeding business day, beginning in December 2005

MINIMUM DENOMINATIONS:                  $10,000 for all offered Certificates and in additional multiples of $1

SETTLEMENT TERMS:                       DTC, Euroclear and Clearstream, same day funds, with accrued interest

SMMEA:                                  The Offered Certificates will not be "mortgage related securities" for purpose of SMMEA.

ERISA:                                  Classes A-1, A-2, A-3, A-AB, A-4, A-1-A, A-M, A-J, B, C and D are expected to be eligible for the Lead Manager's individual prohibited transaction exemption with respect to ERISA, subject to certain conditions of eligibility.

TAX TREATMENT:                          REMIC

ANALYTICS:                              Cashflows are expected to be available through Bloomberg, the Trepp Group, and Intex
                                        Solutions.

TAX NOTICE:                             THIS TERM SHEET IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE
                                        OF AVOIDING U.S. FEDERAL, STATE, OR LOCAL TAX PENALTIES. THIS TERM SHEET IS WRITTEN AND
                                        PROVIDED BY THE DEPOSITOR IN CONNECTION WITH THE PROMOTION OR MARKETING BY THE MANAGERS OF
                                        THE TRANSACTIONS OR MATTERS ADDRESSED IN THIS TERM SHEET. INVESTORS SHOULD SEEK ADVICE
                                        BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

V.   STRUCTURE DESCRIPTION

[GRAPHIC]

- For purposes of distributions to the Class A-1, A-2, A-3, A-AB, A-4 and A-1-A Certificates, the mortgage loans will consist of two groups ("Loan Group No. 1" and "Loan Group No. 2"). Generally, principal and interest distributions relating to Loan Group No. 1 will be allocated to the Class A-AB (until its balance reaches a scheduled balance), then to the A-1, A-2, A-3, A-AB and A-4 Certificates sequentially. Generally, principal and interest distributions relating to Loan Group No. 2 will be allocated to the Class A-1-A Certificates. Please see the Preliminary Prospectus Supplement for more detailed information.

- All Principal remaining after the Class A-1, A-2, A-3, A-AB, A-4 and A-1-A Certificates have been retired will be allocated sequentially starting with the Class A-M Certificates.

- The Class A-X and Class A-SP Certificates will collectively accrue interest on the total principal balance of the Class A-1, A-2, A-3, A-AB, A-4, A-1-A, A-M, A-J, B, C, D, E, F, G, H, J, K, L, M, N, O and P Certificates. The Class A-Y Certificates represent an aggregation of interest strips off, and will accrue interest on, the total principal balance of the residential cooperative mortgage loans (such mortgage loans, collectively, the "Class A-Y Co-op Mortgage Loans"). The Preliminary Prospectus Supplement describes the notional amounts on which the Classes A-X, A-SP and A-Y will individually accrue interest.

- The Class A-X and Class A-SP Certificates will collectively accrue interest at a rate approximately equal to the excess, if any, of the weighted average net coupon for the mortgage pool over the weighted average pass-through rate for the Class A-1, A-2, A-3, A-AB, A-4, A-1-A, A-M, A-J, B, C, D, E, F, G, H, J, K, L, M, N, O and P Certificates. For the Class A-Y Co-op Mortgage Loans, the relevant net coupon for purposes of determining the weighted average net coupon for the mortgage pool will be the relevant net coupon less the Class A-Y strip rate of 0.10% per annum. The Class A-Y Certificates will accrue interest at a rate approximately equal to 0.10% per annum (adjusted in non 30 day months). The Preliminary Prospectus Supplement describes the pass-through rates at which the Classes A-X, A-SP and A-Y Certificates will individually accrue interest.

- Losses will be allocated to each Class of Certificates in reverse alphabetical order starting with the Class P through and including the Class A-M. Any remaining losses will be allocated to Class A-1, A-2, A-3, A-AB, A-4 and A-1-A on a pro rata basis.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

VI.  YIELD MAINTENANCE CHARGES / STATIC PREPAYMENT PREMIUM ALLOCATION

YIELD MAINTENANCE CHARGES:              Yield Maintenance Charges (exclusive of any Yield Maintenance Charges allocated to the Class
                                        A-Y) will generally be distributed on each Distribution Date as follows: A portion (based on the product of the Base Interest Fraction and the Principal Entitlement Fraction as
                                        described below) will be delivered to one or more of the following Classes: A-1, A-2, A-3,
                                        A-AB, A-4, A-1-A, A-M, A-J, B, C, D, E, F, G and H Certificates (the "Yield Maintenance
                                        Classes"). The entire amount remaining will be distributed to Class A-X, and in some cases, the Class A-SP Certificates.

                                        With respect to each Yield Maintenance Class, the "Base Interest Fraction" is a fraction, not greater than one or less than zero, having:

                                        -  a numerator equal to the excess, if any, of the pass-through rate on such class of
                                           Certificates over the relevant discount rate, and

                                        -  a denominator equal to the excess, if any, of the mortgage interest rate of the prepaid loan over the relevant discount rate.

                                        With respect to each Yield Maintenance Class, the "Principal Entitlement Fraction" is a
                                        fraction having:

                                        -  a numerator equal to the total principal distributable on such class of Certificates attributable to the loan group that includes the prepaid mortgage loan on the subject
                                           Distribution Date, and

                                        -  a denominator equal to the total principal, distributable on all the Certificates, public and private, attributable to the loan group that includes the prepaid mortgage loan, on the subject Distribution Date.

 STATIC PREPAYMENT PREMIUMS:            Static Prepayment Premiums (exclusive of any Static Prepayment Premiums allocated to the
                                        Class A-Y) will generally be distributed on any Distribution Date as follows: A portion
                                        (based on the product of the Base Interest Fraction and the Principal Entitlement Fraction
                                        as described above) will be delivered to one or more of the following Classes: A-1, A-2,
                                        A-3, A-AB, A-4, A-1-A, A-M, A-J, B, C, D, E, F, G and H Certificates. The remainder will be distributed to Class A-X.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

VI.  YIELD MAINTENANCE CHARGES / STATIC PREPAYMENT PREMIUM ALLOCATION
     (CONTINUED)

YIELD MAINTENANCE CHARGE EXAMPLE:       The following is an example of the Yield  Maintenance Charge allocation based on the following assumptions:

                                        -  Class receiving 100% of the principal is A-1

                                        -  Mortgage rate:  8.00%

                                        -  The Discount Rate at time of prepayment:  5.75%

                                        -  The Class A-1 Pass-Through Rate is equal to 7.00%

                                        -  The mortgage loan does not contribute to the Class A-Y

METHOD                                        CLASS A-1 CERTIFICATES       CLASS A-X / CLASS A-SP CERTIFICATES
------------------------------------------------------------------------------------------------------------------
(CLASS PASS THROUGH RATE - DISCOUNT RATE)    (7.00%-5.75%)              (100.00%-Class A-1 Certificate Percentage)
(Mortgage Rate-Discount Rate)                (8.00%-5.75%)

Yield Maintenance Charge Allocation          55.56%                     44.44%

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

VII. ADDITIONAL DEAL FEATURES

PREPAYMENT INTEREST SHORTFALLS:         Any Prepayment Interest Shortfalls that are not offset by the compensating payments made in limited circumstances by the Master Servicer will generally be allocated pro-rata to each interest-bearing Class of Certificates (other than the class A-Y certificates and the class
                                        375-A, 375-B and 375-C certificates) in proportion to the amount of interest accrued on such
                                        Class for such distribution date. However, a portion of any such uncovered Prepayment
                                        Interest Shortfall incurred in respect of a Class A-Y Coop Mortgage Loan will be allocable to the Class A-Y Certificates to the extent described in the Prospectus Supplement. The class 375-A, 375-B and 375-C certificates will only share in uncovered Prepayment Interest
                                        Shortfalls due to interest shortfalls on the 375 Park Avenue Mortgage Loan.

ADVANCES:                               The Master Servicer will generally be required to advance delinquent scheduled payments of principal and interest on the mortgage loans (excluding any balloon payments, default interest or excess interest) and other required amounts through liquidation, subject to a recoverability standard. The Master Servicer will be required to make advances for those balloon loans that become defaulted after their maturity dates, on the same amortization schedule as if the maturity date had not occurred. In the event that the Master Servicer fails to make a required advance of delinquent scheduled payments of principal and interest, the Trustee will be obligated to make the advance.

OPTIONAL TERMINATION:                   On any Distribution Date on which the mortgage pool balance, net of outstanding advances of principal, is less than 1% of the Initial Mortgage Pool Balance, the trust fund may be terminated and the Certificates retired at the option of any of the following: any single holder or group of holders of a majority of the controlling class (as described in the
                                        Prospectus Supplement); the Master Servicer; or the Special Servicer. The relative priorities of such parties with respect to exercising this option are described in the
                                        Prospectus Supplement.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                       MORTGAGED REAL PROPERTIES BY STATE

[GRAPHIC]

                                                                                  WEIGHTED
                                  NUMBER OF                      PERCENTAGE OF    AVERAGE                  WEIGHTED
                                  MORTGAGED     CUT-OFF DATE      INITIAL NET     MORTGAGE   WEIGHTED       AVERAGE
                                    REAL          PRINCIPAL      MORTGAGE POOL    INTEREST    AVERAGE    CUT-OFF DATE
     STATE                       PROPERTIES      BALANCE (1)        BALANCE        RATE      U/W DSCR    LTV RATIO (1)
     -----------------------------------------------------------------------------------------------------------------
     New York                        38       $    553,293,680       19.0%        5.0795%      3.07x         40.9%
     Florida                         33            422,446,016       14.5%        5.1995%      1.38          74.7%
     California                      41            323,921,109       11.1%        5.2094%      1.49          70.0%
       Southern California (2)       31            201,055,875        6.9%        5.2964%      1.38          70.1%
       Northern California (2)       10            122,865,234        4.2%        5.0669%      1.66          70.0%
     Texas                           32            216,204,367        7.4%        5.2657%      1.37          73.4%
     Georgia                         13            168,529,788        5.8%        5.3321%      1.40          72.6%
     Colorado                         7            160,411,943        5.5%        5.1140%      1.24          76.0%
     Virginia                        52            118,626,148        4.1%        5.0646%      1.35          74.2%
     Michigan                         9            115,323,732        4.0%        5.4248%      1.65          65.1%
     Arizona                          9             91,579,729        3.1%        5.2174%      1.40          72.0%
     Maryland                         3             80,853,145        2.8%        5.3316%      1.34          69.4%
     North Carolina                  12             68,105,860        2.3%        5.4766%      1.40          72.9%
     Virgin Islands                   1             62,500,000        2.1%        5.4400%      1.60          73.0%
     Illinois                         7             61,229,487        2.1%        5.4657%      1.40          72.7%
     Pennsylvania                     4             56,616,204        1.9%        5.4289%      1.48          79.8%
     New Jersey                       9             49,433,102        1.7%        5.3121%      1.42          75.7%
     Minnesota                        5             44,141,830        1.5%        5.0724%      1.30          77.8%
     South Carolina                   7             41,258,568        1.4%        5.2768%      1.39          74.6%
     Tennessee                        2             34,300,000        1.2%        5.1935%      1.38          75.9%
     Ohio                            12             33,880,456        1.2%        5.3232%      1.39          74.2%
     Alabama                          6             29,419,372        1.0%        5.2764%      1.30          74.4%
     Nevada                           3             25,575,000        0.9%        5.2720%      1.26          75.4%
     New Mexico                       3             23,125,345        0.8%        5.4210%      1.39          72.3%
     Idaho                            1             20,000,000        0.7%        4.7500%      2.37          42.6%
     Connecticut                      5             14,425,020        0.5%        5.5739%      1.72          69.0%
     Washington                       3             14,106,268        0.5%        4.9563%      1.43          62.4%
     Iowa                             1             13,000,000        0.4%        5.2200%      1.37          80.0%
     Nebraska                         2             12,334,735        0.4%        5.2193%      1.38          77.2%
     Massachusetts                    1              8,450,334        0.3%        5.4700%      1.47          75.4%
     Oregon                           2              7,876,023        0.3%        5.3243%      1.44          49.3%
     District of Columbia             2              5,825,958        0.2%        5.1705%      1.61          52.9%
     Kansas                           1              5,767,004        0.2%        6.0100%      2.32          26.8%
     Delaware                         3              4,866,105        0.2%        5.1500%      1.39          72.9%
     Mississippi                      1              4,183,460        0.1%        5.5100%      1.25          74.0%
     Wisconsin                        1              4,100,000        0.1%        5.3500%      1.25          78.8%
     Montana                          1              3,987,234        0.1%        5.2100%      1.31          76.7%
     Indiana                          2              3,800,000        0.1%        5.3671%      1.36          67.7%
     Utah                             2              3,256,044        0.1%        5.7921%      1.55          71.8%
     Arkansas                         1              1,143,749       0.04%        5.3400%      1.26          40.8%
                                 -------------------------------------------------------------------------------------
     TOTAL/WEIGHTED AVERAGE:        337       $  2,907,896,813      100.0%        5.2227%      1.73x         66.5%
                                 =====================================================================================

     (1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.
     (2) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES LESS THAN 93600. NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES GREATER THAN OR EQUAL TO 93600.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                   MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

[GRAPHIC]

                                                                              WEIGHTED
                             NUMBER OF                       PERCENTAGE OF     AVERAGE                 WEIGHTED
                             MORTGAGED     CUT-OFF DATE       INITIAL NET     MORTGAGE    WEIGHTED      AVERAGE
                               REAL         PRINCIPAL        MORTGAGE POOL    INTEREST    AVERAGE    CUT-OFF DATE
PROPERTY TYPE               PROPERTIES      BALANCE (1)         BALANCE         RATE      U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------
Retail                         120       $    881,100,524        30.3%         5.1382%     1.41x          73.7%
Office                          50            869,596,562        29.9%         5.0678%     1.71           61.3%
Multifamily                    112            745,453,115        25.6%         5.3468%     2.23           62.6%
Hotel                           22            249,201,054         8.6%         5.5631%     1.60           69.3%
Self Storage                    11             59,708,109         2.1%         5.4060%     1.52           63.1%
Mixed Use                       15             57,449,664         2.0%         5.5123%     1.50           70.7%
Industrial                       7             45,387,785         1.6%         5.3136%     1.43           72.1%
                            --------------------------------------------------------------------------------------
                               337       $  2,907,896,813       100.0%         5.2227%     1.73x          66.5%
                            ======================================================================================

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                                 WEIGHTED
                                                    NUMBER OF                     PERCENTAGE OF   AVERAGE              WEIGHTED
                                                    MORTGAGED    CUT-OFF DATE      INITIAL NET   MORTGAGE  WEIGHTED     AVERAGE
                                  PROPERTY            REAL         PRINCIPAL      MORTGAGE POOL  INTEREST  AVERAGE   CUT-OFF DATE
 PROPERTY TYPE                    SUB-TYPE         PROPERTIES      BALANCE(1)        BALANCE       RATE    U/W DSCR  LTV RATIO (1)
 ---------------------------------------------------------------------------------------------------------------------------------
 RETAIL
                            Anchored (2)               30      $     611,593,426     21.0%        5.1184%    1.44x       74.1%
                            Unanchored                 90            269,507,098      9.3%        5.1832%    1.36        73.0%

                                                   -------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:                              120      $     881,100,524     30.3%        5.1382%    1.41x       73.7%
                                                   ===============================================================================

 OFFICE
                            CBD                         8      $     532,694,328     18.3%        4.9596%    1.89x       53.3%
                            Suburban                   42            336,902,234     11.6%        5.2387%    1.44        73.9%

                                                   ------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:                               50      $     869,596,562     29.9%        5.0678%    1.71x       61.3%
                                                   ==============================================================================

 MULTIFAMILY
                            Conventional               68      $     573,692,236     19.7%        5.3063%    1.31x       71.1%
                            Cooperative                22            105,033,854      3.6%        5.5634%    7.69        13.8%
                            Manufactured Housing       20             49,155,006      1.7%        5.3155%    1.51        67.2%
                            Independent Living          2             17,572,019      0.6%        5.4600%    1.56        67.4%

                                                   ------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:                              112      $     745,453,115     25.6%        5.3468%    2.23x       62.6%
                                                   ==============================================================================

 HOTEL
                            Full Service                7      $     146,753,503      5.0%        5.4827%    1.59x       69.8%
                            Limited Service            15            102,447,551      3.5%        5.6782%    1.62        68.7%

                                                   ------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:                               22      $     249,201,054      8.6%        5.5631%    1.60x       69.3%
                                                   ===============================================================================

 (1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.
 (2)  INCLUDES SHADOW ANCHORED PROPERTIES.

           UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST

                                                                              WEIGHTED
                             NUMBER OF                       PERCENTAGE OF     AVERAGE                 WEIGHTED
                             MORTGAGED     CUT-OFF DATE       INITIAL NET     MORTGAGE    WEIGHTED      AVERAGE
                               REAL         PRINCIPAL        MORTGAGE POOL    INTEREST    AVERAGE    CUT-OFF DATE
OWNERSHIP INTEREST          PROPERTIES      BALANCE (1)         BALANCE        RATE       U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------
Fee                             331      $  2,783,228,377        95.7%        5.2154%      1.74x          66.3%
Fee/Leasehold                     3            97,696,046         3.4%        5.3889%       1.42          73.0%
Leasehold                         3            26,972,391         0.9%        5.3726%       1.56          60.4%

                            --------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         337      $  2,907,896,813       100.0%        5.2227%      1.73x          66.5%
                            ======================================================================================

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                       CUT-OFF DATE PRINCIPAL BALANCES (1)

[GRAPHIC]

                   RANGE OF CUT-OFF DATE PRINCIPAL BALANCES(1)

                                                                                      WEIGHTED
                                     NUMBER OF                       PERCENTAGE OF    AVERAGE                  WEIGHTED
                                     UNDERLYING     CUT-OFF DATE      INITIAL NET     MORTGAGE    WEIGHTED      AVERAGE
         RANGE OF CUT-OFF DATE       MORTGAGED       PRINCIPAL       MORTGAGE POOL    INTEREST    AVERAGE    CUT-OFF DATE
         PRINCIPAL BALANCES(1)         LOANS         BALANCE(1)         BALANCE         RATE      U/W DSCR   LTV RATIO (1)
     ---------------------------------------------------------------------------------------------------------------------
       $   497,659 -       750,000        3       $      1,839,177        0.1%        5.7781%      1.57x         63.4%
           750,001 -     1,000,000        6              5,532,246        0.2%        5.5620%      1.70          63.6%
         1,000,001 -     1,250,000       11             12,545,416        0.4%        5.5241%      1.46          64.9%
         1,250,001 -     1,500,000        9             12,645,945        0.4%        5.4084%      1.40          73.6%
         1,500,001 -     2,000,000       27             48,215,370        1.7%        5.4991%      3.40          55.5%
         2,000,001 -     2,500,000       29             66,452,381        2.3%        5.3976%      2.95          56.8%
         2,500,001 -     3,000,000       15             42,663,706        1.5%        5.4216%      2.91          60.1%
         3,000,001 -     3,500,000       17             55,277,808        1.9%        5.2414%      1.84          66.8%
         3,500,001 -     4,000,000        8             30,269,448        1.0%        5.3588%      1.50          72.1%
         4,000,001 -     4,500,000       13             55,425,957        1.9%        5.3427%      1.30          74.5%
         4,500,001 -     5,000,000       12             58,302,216        2.0%        5.3958%      2.26          64.3%
         5,000,001 -     6,000,000       20            110,716,645        3.8%        5.4118%      2.23          63.7%
         6,000,001 -     7,000,000        8             52,036,681        1.8%        5.4641%      1.47          69.8%
         7,000,001 -     8,000,000       18            135,705,842        4.7%        5.4426%      1.76          63.7%
         8,000,001 -     9,000,000        8             69,200,334        2.4%        5.1858%      1.38          72.4%
         9,000,001 -    10,000,000        6             57,379,625        2.0%        5.2884%      1.42          75.5%
        10,000,001 -    12,500,000       16            177,683,611        6.1%        5.2434%      2.26          68.9%
        12,500,001 -    15,000,000       17            227,833,343        7.8%        5.4519%      1.33          70.4%
        15,000,001 -    20,000,000       11            200,158,655        6.9%        5.2167%      1.48          67.8%
        20,000,001 -    25,000,000        7            155,257,922        5.3%        5.2197%      1.28          72.5%
        25,000,001 -    50,000,000       11           409,641,1511        4.1%        5.2922%      1.64          70.0%
        50,000,001 -    77,500,000        5           317,433,3331        0.9%        5.1503%      1.63          69.3%
        77,500,001 - $ 273,800,000        4            605,680,000       20.8%        4.9111%      1.70          59.3%
                                     -------------------------------------------------------------------------------------
     TOTAL/WEIGHTED AVERAGE:            281       $  2,907,896,813      100.0%        5.2227%      1.73x         66.5%
                                     =====================================================================================

     MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):   $  273,800,000
     MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):   $      497,659
     AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):   $   10,348,387

     (1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

[GRAPHIC]

               RANGE OF UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                                                          WEIGHTED
                         NUMBER OF                       PERCENTAGE OF     AVERAGE                 WEIGHTED
                        UNDERLYING     CUT-OFF DATE       INITIAL NET     MORTGAGE    WEIGHTED      AVERAGE
      RANGE OF           MORTGAGE       PRINCIPAL        MORTGAGE POOL    INTEREST    AVERAGE     CUT-OFF DATE
      U/W DSCRs           LOANS         BALANCE (1)        BALANCE          RATE      U/W DSCR    LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------
     1.15x -  1.23          26       $    426,712,704        14.7%        5.2054%      1.21x        76.3%
     1.24  -  1.29          55            595,368,521        20.5%        5.2188%      1.26         73.4%
     1.30  -  1.32          19            126,779,031         4.4%        5.2334%      1.31         76.4%
     1.33  -  1.36          17            155,610,393         5.4%        5.3184%      1.34         71.8%
     1.37  -  1.41          32            267,275,561         9.2%        5.3353%      1.40         73.9%
     1.42  -  1.46          19            136,615,928         4.7%        5.3607%      1.44         75.2%
     1.47  -  1.51          15             93,236,329         3.2%        5.3341%      1.48         69.8%
     1.52  -  1.56          14            180,157,621         6.2%        5.2133%      1.54         71.2%
     1.57  -  1.61          21            217,342,760         7.5%        5.4333%      1.59         69.0%
     1.62  -  1.76          21            150,450,051         5.2%        5.1724%      1.70         67.2%
     1.77  -  1.96           6             24,900,769         0.9%        5.5959%      1.88         62.6%
     1.97  -  2.16           4            280,060,046         9.6%        4.7795%      2.13         38.9%
     2.17  -  18.72x        32            253,387,099         8.7%        5.2714%      4.61         36.8%
                        --------------------------------------------------------------------------------------
TOTAL/WEIGHTED
AVERAGE:                   281       $  2,907,896,813       100.0%        5.2227%      1.73x        66.5%
                        =======================================================================================

MAXIMUM U/W DSCR:          18.72x
MINIMUM U/W DSCR:           1.15x
WTD. AVG. U/W DSCR:         1.73x

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                      CUT-OFF DATE LOAN-TO-VALUE RATIOS (1)

[GRAPHIC]

                 RANGE OF CUT-OFF DATE LOAN-TO-VALUE RATIOS (1)

                                                                             WEIGHTED
                             NUMBER OF                      PERCENTAGE OF    AVERAGE                  WEIGHTED
                            UNDERLYING     CUT-OFF DATE      INITIAL NET     MORTGAGE    WEIGHTED     AVERAGE
 RANGE OF CUT-OFF DATE       MORTGAGE       PRINCIPAL       MORTGAGE POOL    INTEREST    AVERAGE     CUT-OFF DATE
LOAN-TO-VALUE RATIOS(1)       LOANS         BALANCE (1)        BALANCE         RATE      U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------
      1.3%    -    47.0%        32       $    417,443,203       14.4%        4.9865%       3.53x        32.8%
     47.0%    -    55.0%        16            104,774,980        3.6%        5.4523%       1.63         52.8%
     55.0%    -    60.0%        17            202,951,437        7.0%        5.2199%       1.98         57.0%
     60.0%    -    65.0%        14             71,160,839        2.4%        5.4971%       1.50         62.7%
     65.0%    -    70.0%        35            331,027,555       11.4%        5.3181%       1.42         67.9%
     70.0%    -    74.0%        53            506,440,970       17.4%        5.2471%       1.48         72.4%
     74.0%    -    75.0%        14            107,845,353        3.7%        5.1911%       1.41         74.4%
     75.0%    -    77.0%        25            323,964,760       11.1%        5.3108%       1.32         76.4%
     77.0%    -    77.5%         7            144,131,083        5.0%        5.1300%       1.27         77.4%
     77.5%    -    78.5%        18            340,937,687       11.7%        5.1402%       1.24         77.8%
     78.5%    -    79.5%        20            163,273,921        5.6%        5.2549%       1.30         79.2%
     79.5%    -    81.9%        30            193,945,025        6.7%        5.3392%       1.36         80.3%
                           --------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        281       $  2,907,896,813      100.0%        5.2227%       1.73x        66.5%
                           ======================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):       81.9%
MINIMUM CUT-OFF DATE LTV RATIO (1):        1.3%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):     66.5%

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                            MORTGAGE INTEREST RATES

                                                                             WEIGHTED
                             NUMBER OF                      PERCENTAGE OF     AVERAGE                 WEIGHTED
                            UNDERLYING     CUT-OFF DATE      INITIAL NET     MORTGAGE    WEIGHTED     AVERAGE
        RANGE OF             MORTGAGE        PRINCIPAL      MORTGAGE POOL    INTEREST    AVERAGE    CUT-OFF DATE
MORTGAGE INTEREST RATES       LOANS         BALANCE (1)        BALANCE        RATE       U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------
       4.7500% - 5.0000%        24       $    746,179,953        25.7%       4.8649%      1.84x         57.6%
       5.0001% - 5.2500%        76            898,474,204        30.9%       5.1377%      1.40          73.8%
       5.2501% - 5.5000%       105            778,543,047        26.8%       5.3724%      1.68          69.9%
       5.5001% - 5.7500%        48            337,411,650        11.6%       5.6007%      2.39          61.4%
       5.7501% - 6.0000%        21            117,461,869         4.0%       5.8401%      1.57          64.5%
       6.0001% - 6.2500%         6             27,835,490         1.0%       6.1014%      3.52          48.0%
       6.2501% - 6.3300%         1              1,990,601         0.1%       6.3300%      4.07          17.1%
                           --------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        281       $  2,907,896,813       100.0%       5.2227%      1.73x         66.5%
                           ======================================================================================

MAXIMUM MORTGAGE INTEREST RATE:             6.3300%
MINIMUM MORTGAGE INTEREST RATE:             4.7500%
WTD. AVG. MORTGAGE INTEREST RATE:           5.2227%

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.

                     UNDERLYING MORTGAGE LOANS BY LOAN TYPE

                                                                                  WEIGHTED
                                     NUMBER OF                    PERCENTAGE OF    AVERAGE               WEIGHTED       WEIGHTED
                                    UNDERLYING    CUT-OFF DATE     INITIAL NET     MORTGAGE  WEIGHTED     AVERAGE        AVERAGE
                                     MORTGAGE      PRINCIPAL      MORTGAGE POOL    INTEREST   AVERAGE   CUT-OFF DATE    REMAINING
LOAN TYPE                             LOANS        BALANCE (1)       BALANCE         RATE    U/W DSCR  LTV RATIO (1)  IO PERIOD (1)
-----------------------------------------------------------------------------------------------------------------------------------
Interest Only Balloon Loans              11     $    255,067,425        8.8%       5.0628%     2.50x       65.4%            93
Balloon Loans with Partial IO Term      102        1,730,094,248       59.5%       5.1686%     1.49        67.6%            36
Balloon Loan without IO Term            160          833,809,906       28.7%       5.3938%     2.03        64.1%           N/A
Interest Only ARD Loans                   1           45,400,000        1.6%       4.9820%     1.53        74.1%           115
ARD Loans with Partial IO Periods         1           18,500,000        0.6%       4.9100%     1.53        73.7%            21
ARD Loans without IO Term                 2           18,687,708        0.6%       5.6095%     1.45        73.0%           N/A
Fully Amortizing Loans                    4            6,337,527        0.2%       5.3922%     1.62        44.1%           N/A
                                    -----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 281     $  2,907,896,813      100.0%       5.2227%     1.73x       66.5%           N/A
                                    ===============================================================================================

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                      ORIGINAL TERMS TO STATED MATURITY (1)

                                                                                           WEIGHTED
                                        NUMBER OF                        PERCENTAGE OF      AVERAGE                   WEIGHTED
             RANGE OF                  UNDERLYING      CUT-OFF DATE       INITIAL NET      MORTGAGE     WEIGHTED       AVERAGE
          ORIGINAL TERMS                MORTGAGE         PRINCIPAL       MORTGAGE POOL     INTEREST      AVERAGE    CUT-OFF DATE
  TO STATED MATURITY (MONTHS) (1)         LOANS         BALANCE (2)         BALANCE          RATE       U/W DSCR    LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------------------------
        60      -        84                 18        $   272,872,626         9.4%          5.1860%       1.75x         67.9%
        85      -       120                230          2,333,379,241        80.2%          5.2035%       1.72          66.6%
       121      -       180                 33            301,644,947        10.4%          5.4039%       1.80          64.5%
                                      -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    281        $ 2,907,896,813       100.0%          5.2227%       1.73x         66.5%
                                      ===========================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):            180
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):             60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):          116

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.

                  REMAINING TERMS TO STATED MATURITY (1),(2)

                                                                                           WEIGHTED
                                        NUMBER OF                        PERCENTAGE OF      AVERAGE                   WEIGHTED
             RANGE OF                  UNDERLYING      CUT-OFF DATE       INITIAL NET      MORTGAGE     WEIGHTED       AVERAGE
          REMAINING TERMS               MORTGAGE         PRINCIPAL       MORTGAGE POOL     INTEREST      AVERAGE    CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1), (2)      LOANS         BALANCE (2)         BALANCE          RATES      U/W DSCR    LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------------------------
    56           -            60            12        $   148,783,691         5.1%          5.2970%       1.57x         71.3%
    61           -            90             8            147,588,935         5.1%          5.1096%       1.86          66.3%
    91           -           116           100            982,368,968        33.8%          5.2957%       1.98          68.6%
   117           -           119           152          1,548,512,886        53.3%          5.1615%       1.54          65.9%
   120           -           176             6             73,631,891         2.5%          5.5771%       2.56          43.9%
   177           -           178             3              7,010,442         0.2%          5.5853%       1.62          58.8%
                                      -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    281        $ 2,907,896,813       100.0%          5.2227%       1.73x         66.5%
                                      ===========================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1), (2):      178
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1), (2):       56
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1), (2):    112

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                        ORIGINAL AMORTIZATION TERMS

                                                                                           WEIGHTED
                                        NUMBER OF                        PERCENTAGE OF      AVERAGE                   WEIGHTED
             RANGE OF                  UNDERLYING      CUT-OFF DATE       INITIAL NET      MORTGAGE     WEIGHTED       AVERAGE
       ORIGINAL AMORTIZATION            MORTGAGE         PRINCIPAL       MORTGAGE POOL     INTEREST      AVERAGE    CUT-OFF DATE
        TERMS (MONTHS) (1)                LOANS         BALANCE (2)         BALANCE          RATE       U/W DSCR    LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------------------------
           Interest Only                    12        $   300,467,425        10.3%          5.0506%       2.35x         66.7%
   120           -           300            46            314,826,124        10.8%          5.4830%       1.62          68.3%
   301           -           480           223          2,292,603,264        78.8%          5.2095%       1.67          66.2%
                                      -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    281        $ 2,907,896,813       100.0%          5.2227%       1.73x         66.5%
                                      ===========================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):                  480
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):                  120
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (3):                355

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.
(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

                          REMAINING AMORTIZATION TERMS

                                                                                           WEIGHTED
                                        NUMBER OF                        PERCENTAGE OF      AVERAGE                   WEIGHTED
             RANGE OF                  UNDERLYING      CUT-OFF DATE       INITIAL NET      MORTGAGE     WEIGHTED       AVERAGE
      REMAINING AMORTIZATION            MORTGAGE         PRINCIPAL       MORTGAGE POOL     INTEREST      AVERAGE    CUT-OFF DATE
      TERMS (MONTHS) (1), (2)             LOANS         BALANCE (2)         BALANCE          RATES      U/W DSCR    LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------------------------
           Interest Only                    12        $   300,467,425        10.3%          5.0506%       2.35x         66.7%
   118           -           250            10             30,380,198         1.0%          5.3567%       1.45          65.6%
   251           -           300            36            284,445,926         9.8%          5.4965%       1.64          68.6%
   301           -           357            81            395,349,390        13.6%          5.4522%       1.94          67.5%
   358           -           477           142          1,897,253,875        65.2%          5.1589%       1.61          66.0%
                                      -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    281        $ 2,907,896,813       100.0%          5.2227%       1.73x         66.5%
                                      ===========================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (2), (3):            477
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (2), (3):            118
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (2), (3):          354

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.
(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                        YEARS BUILT / YEARS RENOVATED (1)

                                                                                           WEIGHTED
                                        NUMBER OF                        PERCENTAGE OF      AVERAGE                   WEIGHTED
                                        MORTGAGED      CUT-OFF DATE       INITIAL NET      MORTGAGE     WEIGHTED       AVERAGE
          RANGE OF YEARS                  REAL           PRINCIPAL       MORTGAGE POOL     INTEREST      AVERAGE    CUT-OFF DATE
        BUILT/RENOVATED (1)            PROPERTIES       BALANCE (2)         BALANCE          RATE       U/W DSCR    LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------------------------
   1926          -          1985            40        $   183,696,901         6.3%          5.3576%       1.61x         70.8%
   1986          -          1995            58            730,361,372        25.1%          5.0374%       1.73          58.0%
   1996          -          2000            98            578,978,557        19.9%          5.3982%       1.98          64.9%
   2001          -          2005           141          1,414,859,983        48.7%          5.2290%       1.65          71.0%
                                      -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    337        $ 2,907,896,813       100.0%          5.2227%       1.73x         66.5%
                                      ===========================================================================================

MOST RECENT YEAR BUILT/RENOVATED:         2005
OLDEST YEAR BUILT/RENOVATED:              1926
WTD. AVG. YEAR BUILT/RENOVATED:           1998

(1) YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT, YEAR RENOVATED OR THE CO-OP CONVERSION DATE IN THE CASE OF COOPERATIVE MORTGAGED REAL PROPERTIES.
(2)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.

                       OCCUPANCY RATES AT UNDERWRITING (1)

                                                                                           WEIGHTED
                                        NUMBER OF                        PERCENTAGE OF      AVERAGE                   WEIGHTED
                                        MORTGAGED      CUT-OFF DATE       INITIAL NET      MORTGAGE     WEIGHTED       AVERAGE
             RANGE OF                     REAL           PRINCIPAL       MORTGAGE POOL     INTEREST      AVERAGE    CUT-OFF DATE
    OCCUPANCY RATES AT U/W (1)         PROPERTIES       BALANCE (2)         BALANCE          RATE       U/W DSCR    LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------------------------
   53%           -           75%             6        $    50,188,556         1.7%          5.4376%       1.32x         77.0%
   76%           -           85%            17             72,234,751         2.5%          5.4084%       1.52          65.9%
   86%           -           90%            38            269,698,755         9.3%          5.3605%       1.50          71.1%
   91%           -           93%            28            350,431,610        12.1%          5.2441%       1.43          72.4%
   94%           -           95%            29            665,870,835        22.9%          5.0059%       1.67          59.0%
   96%           -           97%            20            240,616,768         8.3%          5.2882%       1.33          72.8%
   98%           -          100%           155            904,620,629        31.1%          5.1553%       1.46          71.5%
                                      -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    293        $ 2,553,661,905        87.8%          5.1754%       1.50x         68.4%
                                      ===========================================================================================

MAXIMUM OCCUPANCY RATE AT U/W (1):        100%
MINIMUM OCCUPANCY RATE AT U/W (1):         53%
WTD. AVG. OCCUPANCY RATE AT U/W (1):       95%

(1)  DOES NOT INCLUDE HOSPITALITY PROPERTIES AND COOPERATIVES.
(2)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                   PREPAYMENT PROVISION AS OF CUT-OFF DATE (1)

                                                                      WEIGHTED      WEIGHTED         WEIGHTED
                                                                      AVERAGE       AVERAGE           AVERAGE          WEIGHTED
                          NUMBER OF                   PERCENTAGE OF  REMAINING     REMAINING         REMAINING          AVERAGE
        RANGE OF          UNDERLYING  CUT-OFF DATE     INITIAL NET    LOCKOUT       LOCKOUT       LOCKOUT PLUS YM      REMAINING
   REMAINING TERMS TO      MORTGAGE     PRINCIPAL     MORTGAGE POOL    PERIOD    PLUS YM PERIOD PLUS PREMIUM PERIOD     MATURITY
STATED MATURITY (1),(2)     LOANS      BALANCE (1)       BALANCE    (MONTHS) (1)  (MONTHS) (1)     (MONTHS) (1)     (MONTHS) (1),(2)
------------------------------------------------------------------------------------------------------------------------------------
  56        -        71       13     $   157,234,025       5.4%          50            53               53                58
  72        -        99        9         184,119,750       6.3%          72            79               79                84
 100        -       115       52         575,778,945      19.8%         106           108              108               113
 116        -       117      120       1,193,728,330      41.1%         111           113              113               117
 118        -       178       87         797,035,763      27.4%         114           119              119               123
                          ----------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      281     $ 2,907,896,813     100.0%         105           108              108               112
                          ==========================================================================================================

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.
(2) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

                                PREPAYMENT OPTION

                                                                      WEIGHTED      WEIGHTED         WEIGHTED
                                                                      AVERAGE       AVERAGE           AVERAGE           WEIGHTED
                          NUMBER OF                   PERCENTAGE OF  REMAINING     REMAINING         REMAINING           AVERAGE
                          UNDERLYING   CUT-OFF DATE    INITIAL NET    LOCKOUT       LOCKOUT       LOCKOUT PLUS YM       REMAINING
                           MORTGAGE     PRINCIPAL     MORTGAGE POOL    PERIOD    PLUS YM PERIOD PLUS PREMIUM PERIOD      MATURITY
PREPAYMENT OPTION           LOANS      BALANCE (1)       BALANCE    (MONTHS) (1)  (MONTHS) (1)      (MONTHS) (1)    (MONTHS) (1),(2)
------------------------------------------------------------------------------------------------------------------------------------
Lockout / Defeasance         243     $ 2,752,630,014      94.7%         108           108              108                112
Lockout / Yield               26          92,858,149       3.2%          48           113              113                117
  Maintenance
Lockout / Defeasance /
  Yield Maintenance            2          30,826,545       1.1%          29           119              119                122
Lockout / Static               8          18,116,696       0.6%          95            95              109                113
Yield Maintenance              2          13,465,410       0.5%           0           114              114                117
                          ----------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      281     $ 2,907,896,813     100.0%         105           108              108                112
                          ==========================================================================================================

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.
(2) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                         UNDERLYING MORTGAGE LOAN SELLER

                                                                                           WEIGHTED
                                        NUMBER OF                        PERCENTAGE OF      AVERAGE                   WEIGHTED
                                       UNDERLYING      CUT-OFF DATE       INITIAL NET      MORTGAGE     WEIGHTED       AVERAGE
                                        MORTGAGE         PRINCIPAL       MORTGAGE POOL     INTEREST      AVERAGE    CUT-OFF DATE
MORTGAGE LOAN SELLER                      LOANS         BALANCE (1)         BALANCE          RATE       U/W DSCR    LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------
Column Financial, Inc.                     173        $ 1,791,556,925        61.6%          5.2176%       1.89x        63.8%
GMACCM                                      80            813,103,057        28.0%          5.2496%       1.49         71.5%
GERE                                        28            303,236,831        10.4%          5.1802%       1.42         68.7%
                                      -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    281        $ 2,907,896,813       100.0%          5.2227%       1.73x        66.5%
                                      ===========================================================================================

(1) BASED ON A CUT-OFF DATE IN NOVEMBER 2005.

                       LARGE MORTGAGE LOAN CONCENTRATIONS

                                                                                   WEIGHTED
                                                             PERCENTAGE OF          AVERAGE                           WEIGHTED
                                       CUT-OFF DATE           INITIAL NET          MORTGAGE         WEIGHTED           AVERAGE
                                         PRINCIPAL           MORTGAGE POOL         INTEREST          AVERAGE        CUT-OFF DATE
CONCENTRATION                           BALANCE (1)             BALANCE              RATE           U/W DSCR        LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------
    Top 1                             $   273,800,000             9.4%              4.7657%           2.13x            38.8%
    Top 3                                 526,100,000            18.1%              4.8855%           1.77             56.6%
    Top 5                                 675,680,000            23.2%              4.9099%           1.78             59.0%
    Top 7                                 805,613,333            27.7%              4.9398%           1.70             61.1%
    Top 10                                968,513,333            33.3%              4.9928%           1.67             63.3%
                                      -------------------------------------------------------------------------------------------
  ENTIRE POOL                         $ 2,907,896,813           100.0%              5.2227%           1.73x            66.5%
                                      ===========================================================================================

   (1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5         COLLATERAL AND STRUCTURAL TERM SHEET       OCTOBER 14, 2005

                 GROUP NO. 1 MORTGAGED REAL PROPERTIES BY STATE

                                                                                             WEIGHTED
                                           NUMBER OF                       PERCENTAGE OF     AVERAGE                 WEIGHTED
                                           MORTGAGED     CUT-OFF DATE       INITIAL NET      MORTGAGE   WEIGHTED     AVERAGE
                                              REAL         PRINCIPAL      LOAN GROUP NO. 1   INTEREST   AVERAGE    CUT-OFF DATE
STATE                                      PROPERTIES     BALANCE (1)         BALANCE          RATE     U/W DSCR   LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------------------------
New York                                       30       $   470,532,770        19.9%          4.9773%     3.15x        41.4%
Florida                                        31           413,978,481        17.5%          5.1994%     1.38         75.3%
California                                     34           303,163,044        12.8%          5.2020%     1.48         70.5%
  Southern California (2)                      26           187,420,810         7.9%          5.2946%     1.36         71.1%
  Northern California (2)                       8           115,742,234         4.9%          5.0520%     1.68         69.5%
Colorado                                        5           140,394,643         5.9%          5.0819%     1.24         75.5%
Georgia                                         8           125,617,516         5.3%          5.3661%     1.43         71.9%
Virginia                                       48           105,302,367         4.5%          5.0362%     1.34         74.6%
Arizona                                         9            91,579,729         3.9%          5.2174%     1.40         72.0%
Texas                                          17            84,730,539         3.6%          5.3367%     1.41         71.2%
Maryland                                        3            80,853,145         3.4%          5.3316%     1.34         69.4%
Virgin Islands                                  1            62,500,000         2.6%          5.4400%     1.60         73.0%
Michigan                                        4            49,663,670         2.1%          5.6867%     2.19         61.3%
Pennsylvania                                    2            46,800,000         2.0%          5.4384%     1.52         80.1%
Minnesota                                       4            42,483,332         1.8%          5.0495%     1.30         77.7%
Illinois                                        5            41,136,799         1.7%          5.5232%     1.44         71.5%
North Carolina                                 10            38,485,860         1.6%          5.3894%     1.53         71.6%
New Jersey                                      7            37,934,166         1.6%          5.2340%     1.48         75.2%
Tennessee                                       2            34,300,000         1.5%          5.1935%     1.38         75.9%
Nevada                                          3            25,575,000         1.1%          5.2720%     1.26         75.4%
South Carolina                                  5            25,458,568         1.1%          5.2921%     1.41         71.3%
Alabama                                         5            23,440,124         1.0%          5.3265%     1.29         73.5%
New Mexico                                      3            23,125,345         1.0%          5.4210%     1.39         72.3%
Idaho                                           1            20,000,000         0.8%          4.7500%     2.37         42.6%
Connecticut                                     5            14,425,020         0.6%          5.5739%     1.72         69.0%
Iowa                                            1            13,000,000         0.6%          5.2200%     1.37         80.0%
Nebraska                                        2            12,334,735         0.5%          5.2193%     1.38         77.2%
Ohio                                            7            12,130,451         0.5%          5.5853%     1.50         66.0%
Massachusetts                                   1             8,450,334         0.4%          5.4700%     1.47         75.4%
Delaware                                        3             4,866,105         0.2%          5.1500%     1.39         72.9%
Mississippi                                     1             4,183,460         0.2%          5.5100%     1.25         74.0%
Indiana                                         1             2,900,000         0.1%          5.3600%     1.33         64.4%
Oregon                                          1             1,876,023         0.1%          5.2100%     2.00         26.8%
Utah                                            1             1,303,394        0.06%          5.9000%     1.42         74.9%
                                           ------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                       260       $ 2,362,524,621       100.0%          5.1960%     1.78x        66.4%
                                           ====================================================================================

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.
(2) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES LESS THAN 93600.
     NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES GREATER THAN OR EQUAL TO 93600.

             GROUP NO. 1 MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

                                                                                             WEIGHTED
                                           NUMBER OF                       PERCENTAGE OF     AVERAGE                 WEIGHTED
                                           MORTGAGED     CUT-OFF DATE       INITIAL NET      MORTGAGE   WEIGHTED     AVERAGE
                                              REAL         PRINCIPAL      LOAN GROUP NO. 1   INTEREST   AVERAGE    CUT-OFF DATE
PROPERTY TYPE                              PROPERTIES     BALANCE (1)         BALANCE          RATE     U/W DSCR   LTV RATIO (1)
-------------------------------------------------------------------------------------------------------------------------------
Retail                                        120       $   881,100,524        37.3%          5.1382%     1.41x        73.7%
Office                                         50           869,596,562        36.8%          5.0678%     1.71         61.3%
Hotel                                          22           249,201,054        10.5%          5.5631%     1.60         69.3%
Multifamily                                    35           200,080,923         8.5%          5.3704%     4.10         51.2%
Self Storage                                   11            59,708,109         2.5%          5.4060%     1.52         63.1%
Mixed Use                                      15            57,449,664         2.4%          5.5123%     1.50         70.7%
Industrial                                      7            45,387,785         1.9%          5.3136%     1.43         72.1%
                                           ------------------------------------------------------------------------------------
                                              260       $ 2,362,524,621       100.0%          5.1960%     1.78x        66.4%
                                           ====================================================================================

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.

           GROUP NO. 1 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                             WEIGHTED
                                           NUMBER OF                       PERCENTAGE OF     AVERAGE                 WEIGHTED
                                           MORTGAGED     CUT-OFF DATE       INITIAL NET      MORTGAGE   WEIGHTED     AVERAGE
                    PROPERTY                  REAL         PRINCIPAL      LOAN GROUP NO. 1   INTEREST   AVERAGE    CUT-OFF DATE
PROPERTY TYPE       SUB-TYPE               PROPERTIES     BALANCE (1)         BALANCE          RATE     U/W DSCR   LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------------------------
RETAIL

                    Anchored (2)               30       $   611,593,426        25.9%          5.1184%     1.44x       74.1%
                    Unanchored                 90           269,507,098        11.4%          5.1832%     1.36        73.0%
                                           -------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                       120       $   881,100,524        37.3%          5.1382%     1.41x       73.7%
                                           =====================================================================================
OFFICE

                    CBD                         8       $   532,694,328        22.5%          4.9596%     1.89x       53.3%
                    Suburban                   42           336,902,234        14.3%          5.2387%     1.44        73.9%
                                           -------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                        50       $   869,596,562        36.8%          5.0678%     1.71x       61.3%
                                           =====================================================================================
MULTIFAMILY

                    Conventional                6       $   102,650,350         4.3%          5.2687%     1.29x       69.3%
                    Cooperative                17            58,111,475         2.5%          5.5162%    10.85         7.2%
                    Manufactured Housing       10            21,747,079         0.9%          5.3885%     1.39        70.4%
                    Independent Living          2            17,572,019         0.7%          5.4600%     1.56        67.4%
                                           -------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                        35       $   200,080,923         8.5%          5.3704%     4.10x       51.2%
                                           =====================================================================================

HOTEL

                    Full Service                7       $   146,753,503         6.2%          5.4827%     1.59x       69.8%
                    Limited Service            15           102,447,551         4.3%          5.6782%     1.62        68.7%
                                           -------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                        22       $   249,201,054        10.5%          5.5631%     1.60x       69.3%
                                           =====================================================================================

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.
(2)  INCLUDES SHADOW ANCHORED PROPERTIES.

               GROUP NO. 1 UNDERLYING MORTGAGE LOANS BY LOAN TYPE

                                                                               WEIGHTED
                              NUMBER OF                       PERCENTAGE OF     AVERAGE                WEIGHTED       WEIGHTED
                             UNDERLYING     CUT-OFF DATE       INITIAL NET     MORTGAGE   WEIGHTED     AVERAGE        AVERAGE
                              MORTGAGE       PRINCIPAL      LOAN GROUP NO. 1   INTEREST    AVERAGE   CUT-OFF DATE     REMAINING
LOAN TYPE                       LOANS       BALANCE (1)          BALANCE         RATE     U/W DSCR   LTV RATIO (1)   IO PERIOD (1)
----------------------------------------------------------------------------------------------------------------------------------
Interest Only Balloon
 Loans                            9      $   233,867,425           9.9%         5.0575%     2.57x       65.3%             90
Balloon Loans with Partial
 IO Term                         71        1,422,737,000          60.2%         5.1484%     1.53        66.3%             37
Balloon Loan without
 IO Term                        121          623,961,390          26.4%         5.3666%     2.07        66.2%            N/A
Interest Only ARD
 Loans                            1           45,400,000           1.9%         4.9820%     1.53        74.1%            115
ARD Loans with Partial
 IO Periods                       1           18,500,000           0.8%         4.9100%     1.53        73.7%             21
ARD Loans without IO
 Term                             1           13,709,120           0.6%         5.7800%     1.41        79.7%            N/A
Fully Amortizing Loans            2            4,349,686           0.2%         5.3579%     1.57        46.3%            N/A
                             -----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         206      $ 2,362,524,621         100.0%         5.1960%     1.78x       66.4%            N/A
                             =====================================================================================================

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 14, 2005

                     GROUP NO. 1 ORIGINAL AMORTIZATION TERMS

                                                                                             WEIGHTED
                                            NUMBER OF                       PERCENTAGE OF     AVERAGE                WEIGHTED
         RANGE OF                          UNDERLYING    CUT-OFF DATE        INITIAL NET     MORTGAGE   WEIGHTED      AVERAGE
   ORIGINAL AMORTIZATION                    MORTGAGE       PRINCIPAL      LOAN GROUP NO. 1   INTEREST    AVERAGE   CUT-OFF DATE
     TERMS (MONTHS) (1)                       LOANS       BALANCE (2)          BALANCE         RATE     U/W DSCR   LTV RATIO (2)
--------------------------------------------------------------------------------------------------------------------------------
       Interest Only                           10       $   279,267,425         11.8%         5.0452%      2.40x       66.8%
   120      -        300                       42           305,846,468         12.9%         5.4867%      1.62        68.9%
   301      -        480                      154         1,777,410,728         75.2%         5.1697%      1.71        66.0%
                                           -------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                       206       $ 2,362,524,621        100.0%         5.1960%      1.78x       66.4%
                                           =====================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):               480
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):               120
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (3):             352

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.
(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

                    GROUP NO. 1 REMAINING AMORTIZATION TERMS

                                                                                             WEIGHTED
                                           NUMBER OF                       PERCENTAGE OF     AVERAGE                 WEIGHTED
          RANGE OF                         UNDERLYING    CUT-OFF DATE       INITIAL NET      MORTGAGE   WEIGHTED     AVERAGE
   REMAINING AMORTIZATION                   MORTGAGE       PRINCIPAL      LOAN GROUP NO. 1   INTEREST   AVERAGE    CUT-OFF DATE
   TERMS (MONTHS) (1), (2)                   LOANS        BALANCE (2)         BALANCE         RATES     U/W DSCR   LTV RATIO (2)
--------------------------------------------------------------------------------------------------------------------------------
       Interest Only
   118      -        250                       10       $   279,267,425         11.8%         5.0452%      2.40x       66.8%
   251      -        300                        7            27,378,928          1.2%         5.3359%      1.43        67.4%
   301      -        357                       35           278,467,540         11.8%         5.5016%      1.63        69.0%
   358      -        476                       56           277,018,415         11.7%         5.4201%      2.08        69.5%
                                               98         1,500,392,313         63.5%         5.1234%      1.64        65.3%
                                           -------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                       206       $ 2,362,524,621        100.0%         5.1960%      1.78x       66.4%
                                           =====================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (2), (3):           476
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (2), (3):           118
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (2), (3):         351

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.
(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

                      GROUP NO. 1 ORIGINAL TERMS TO STATED
                                    MATURITY

                                                                                             WEIGHTED
                                           NUMBER OF                       PERCENTAGE OF     AVERAGE                 WEIGHTED
          RANGE OF                         UNDERLYING    CUT-OFF DATE       INITIAL NET      MORTGAGE   WEIGHTED     AVERAGE
       ORIGINAL TERMS                       MORTGAGE       PRINCIPAL      LOAN GROUP NO. 1   INTEREST   AVERAGE    CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)              LOANS        BALANCE (2)         BALANCE          RATE     U/W DSCR   LTV RATIO (2)
--------------------------------------------------------------------------------------------------------------------------------
    60      -         84                       10       $   214,253,975          9.1%         5.1427%      1.88x       65.8%
    85      -        120                      174         1,961,379,837         83.0%         5.1799%      1.77        66.4%
   121      -        180                       22           186,890,809          7.9%         5.4264%      1.73        67.1%
                                           -------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                       206       $ 2,362,524,621        100.0%         5.1960%      1.78x       66.4%
                                           =====================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):          180
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):           60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):        116

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.

                      GROUP NO. 1 REMAINING TERMS TO STATED
                                    MATURITY

                                                                                             WEIGHTED
                                           NUMBER OF                        PERCENTAGE OF     AVERAGE                WEIGHTED
              RANGE OF                     UNDERLYING    CUT-OFF DATE       INITIAL NET      MORTGAGE   WEIGHTED      AVERAGE
           REMAINING TERMS                  MORTGAGE       PRINCIPAL      LOAN GROUP NO. 1   INTEREST   AVERAGE    CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1), (2)         LOANS        BALANCE (2)         BALANCE         RATES     U/W DSCR   LTV RATIO (2)
--------------------------------------------------------------------------------------------------------------------------------
    56      -         60                        6       $   101,686,216          4.3%         5.2955%      1.69x       69.3%
    61      -         90                        4           112,567,759          4.8%         5.0047%      2.05        62.6%
    91      -        116                       74           828,511,753         35.1%         5.2648%      2.07        68.8%
   117      -        119                      119         1,296,105,243         54.9%         5.1527%      1.56        65.2%
   120      -        176                        2            21,179,987          0.9%         5.6636%      2.36        56.6%
   177      -        177                        1             2,473,663          0.1%         5.4700%      1.24        61.1%
                                           -------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                       206       $ 2,362,524,621        100.0%         5.1960%      1.78x       66.4%
                                           =====================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1), (2):        177
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1), (2):         56
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1), (2):      112

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 14, 2005

                   GROUP NO. 1 CUT-OFF DATE PRINCIPAL BALANCES

                                                                                             WEIGHTED
                                           NUMBER OF                       PERCENTAGE OF     AVERAGE                 WEIGHTED
                                           UNDERLYING    CUT-OFF DATE       INITIAL NET      MORTGAGE   WEIGHTED     AVERAGE
        RANGE OF CUT-OFF DATE               MORTGAGE       PRINCIPAL      LOAN GROUP NO. 1   INTEREST   AVERAGE    CUT-OFF DATE
        PRINCIPAL BALANCES (1)               LOANS        BALANCE (1)         BALANCE          RATE     U/W DSCR   LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------------------------
  $   497,659     -        750,000              3       $     1,839,177          0.1%         5.7781%      1.57x       63.4%
      750,001     -      1,000,000              3             2,940,785          0.1%         5.6533%      1.53        72.7%
    1,000,001     -      1,250,000              7             7,968,125          0.3%         5.5284%      1.53        63.9%
    1,250,001     -      1,500,000              5             6,936,884          0.3%         5.3965%      1.44        71.3%
    1,500,001     -      2,000,000             21            37,568,790          1.6%         5.5071%      3.98        49.4%
    2,000,001     -      2,500,000             22            50,194,667          2.1%         5.4216%      2.87        60.6%
    2,500,001     -      3,000,000             11            31,544,335          1.3%         5.4424%      3.47        53.8%
    3,000,001     -      3,500,000             15            48,951,540          2.1%         5.2586%      1.85        67.2%
    3,500,001     -      4,000,000              6            22,589,526          1.0%         5.3375%      1.50        73.0%
    4,000,001     -      4,500,000              6            25,888,012          1.1%         5.3601%      1.27        76.4%
    4,500,001     -      5,000,000             10            48,423,629          2.0%         5.3984%      2.42        64.0%
    5,000,001     -      6,000,000             13            71,289,752          3.0%         5.4499%      2.61        64.0%
    6,000,001     -      7,000,000              6            38,972,371          1.6%         5.5021%      1.49        68.2%
    7,000,001     -      8,000,000             13            97,395,063          4.1%         5.4796%      1.71        64.5%
    8,000,001     -      9,000,000              7            60,450,334          2.6%         5.2489%      1.36        74.6%
    9,000,001     -     10,000,000              5            47,811,699          2.0%         5.3461%      1.42        74.9%
   10,000,001     -     12,500,000             15           167,383,611          7.1%         5.2245%      2.32        68.4%
   12,500,001     -     15,000,000             11           148,474,030          6.3%         5.4153%      1.36        72.8%
   15,000,001     -     20,000,000              7           130,558,655          5.5%         5.1782%      1.56        64.6%
   20,000,001     -     25,000,000              2            45,530,302          1.9%         5.1336%      1.34        74.4%
   25,000,001     -     50,000,000              9           346,700,000         14.7%         5.2807%      1.52        73.1%
   50,000,001     -     77,500,000              5           317,433,333         13.4%         5.1503%      1.63        69.3%
   77,500,001     -  $ 273,800,000              4           605,680,000         25.6%         4.9111%      1.70        59.3%
                                           -------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                       206       $ 2,362,524,621        100.0%         5.1960%      1.78x       66.4%
                                           =====================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):      $ 273,800,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):      $     497,659
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):      $  11,468,566

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.

                       GROUP NO. 1 MORTGAGE INTEREST RATES

                                                                                             WEIGHTED
                                           NUMBER OF                       PERCENTAGE OF     AVERAGE                 WEIGHTED
                                           UNDERLYING    CUT-OFF DATE       INITIAL NET      MORTGAGE   WEIGHTED     AVERAGE
            RANGE OF                        MORTGAGE       PRINCIPAL      LOAN GROUP NO. 1   INTEREST   AVERAGE    CUT-OFF DATE
     MORTGAGE INTEREST RATES                 LOANS        BALANCE (1)         BALANCE          RATE     U/W DSCR   LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------------------------
     4.7500%      -       5.0000%              20       $   721,742,027         30.5%         4.8640%      1.85x       57.2%
     5.0001%      -       5.2500%              54           670,288,121         28.4%         5.1302%      1.42        74.4%
     5.2501%      -       5.5000%              76           629,363,853         26.6%         5.3779%      1.75        69.3%
     5.5001%      -       5.7500%              33           241,964,465         10.2%         5.5891%      2.43        64.8%
     5.7501%      -       6.0000%              17            75,107,068          3.2%         5.8797%      1.73        69.4%
     6.0001%      -       6.2500%               5            22,068,486          0.9%         6.1253%      3.84        53.5%
     6.2501%      -       6.3300%               1             1,990,601          0.1%         6.3300%      4.07        17.1%
                                           -------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                       206       $ 2,362,524,621        100.0%         5.1960%      1.78x       66.4%
                                           =====================================================================================

MAXIMUM MORTGAGE INTEREST RATE:                  6.3300%
MINIMUM MORTGAGE INTEREST RATE:                  4.7500%
WTD. AVG. MORTGAGE INTEREST RATE:                5.1960%

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.

                      GROUP NO. 1 UNDERWRITTEN DEBT SERVICE
                                 COVERAGE RATIOS

                                                                                             WEIGHTED
                                           NUMBER OF                       PERCENTAGE OF     AVERAGE                 WEIGHTED
                                           UNDERLYING    CUT-OFF DATE       INITIAL NET      MORTGAGE   WEIGHTED     AVERAGE
                 RANGE OF                   MORTGAGE       PRINCIPAL      LOAN GROUP NO. 1   INTEREST   AVERAGE    CUT-OFF DATE
                U/W DSCRs                    LOANS        BALANCE (1)         BALANCE          RATE     U/W DSCR   LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------------------------
        1.15x         -       1.23             13       $   255,600,291         10.8%         5.1234%      1.21x       77.2%
        1.24          -       1.29             40           469,790,778         19.9%         5.1523%      1.25        75.2%
        1.30          -       1.32             12            95,773,613          4.1%         5.2374%      1.30        76.6%
        1.33          -       1.36             12           128,564,386          5.4%         5.3324%      1.34        70.3%
        1.37          -       1.41             24           230,852,058          9.8%         5.3624%      1.40        74.4%
        1.42          -       1.46             13           104,201,697          4.4%         5.4001%      1.44        74.4%
        1.47          -       1.51             12            78,921,665          3.3%         5.4031%      1.48        71.7%
        1.52          -       1.56             13           175,179,033          7.4%         5.2153%      1.54        71.7%
        1.57          -       1.61             18           185,246,521          7.8%         5.4776%      1.59        68.8%
        1.62          -       1.76             17           136,734,656          5.8%         5.1432%      1.70        68.0%
        1.77          -       1.96              5            24,053,399          1.0%         5.6046%      1.88        63.3%
        1.97          -       2.16              3           277,570,896         11.7%         4.7768%      2.13        38.8%
        2.17          -      18.72x            24           200,035,628          8.5%         5.1948%      4.88        40.0%
                                           -------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                       206       $ 2,362,524,621        100.0%         5.1960%      1.78x       66.4%
                                           =====================================================================================

MAXIMUM U/W DSCR:                                18.72x
MINIMUM U/W DSCR:                                 1.15x
WTD. AVG. U/W DSCR:                               1.78x

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.

                     GROUP NO. 1 CUT-OFF DATE LOAN-TO-VALUE
                                     RATIOS

                                                                                             WEIGHTED
                                            NUMBER OF                       PERCENTAGE OF     AVERAGE                WEIGHTED
                                           UNDERLYING    CUT-OFF DATE       INITIAL NET      MORTGAGE   WEIGHTED      AVERAGE
           RANGE OF CUT-OFF DATE            MORTGAGE       PRINCIPAL      LOAN GROUP NO. 1   INTEREST   AVERAGE    CUT-OFF DATE
          LOAN-TO-VALUE RATIOS (1)           LOANS        BALANCE (1)         BALANCE          RATE     U/W DSCR   LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------------------------
         1.3%         -       47.0%            23       $   365,300,613        15.5%          4.9007%      3.52x       34.1%
        47.0%         -       55.0%             9            48,319,545         2.0%          5.2983%      1.86        51.8%
        55.0%         -       60.0%            12           156,141,241         6.6%          5.2460%      2.19        56.5%
        60.0%         -       65.0%            13            67,468,151         2.9%          5.4887%      1.49        62.7%
        65.0%         -       70.0%            26           247,579,040        10.5%          5.3565%      1.42        67.8%
        70.0%         -       74.0%            49           486,235,324        20.6%          5.2439%      1.49        72.4%
        74.0%         -       75.0%            11           103,131,832         4.4%          5.1855%      1.42        74.4%
        75.0%         -       77.0%            17           269,496,195        11.4%          5.2568%      1.33        76.4%
        77.0%         -       77.5%             5           137,008,083         5.8%          5.1207%      1.26        77.4%
        77.5%         -       78.5%             7           209,060,637         8.8%          5.0988%      1.23        77.8%
        78.5%         -       79.5%            14           119,065,290         5.0%          5.2310%      1.31        79.2%
        79.5%         -       81.9%            20           153,718,672         6.5%          5.3488%      1.36        80.4%
                                           -------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                       206       $ 2,362,524,621       100.0%          5.1960%      1.78x       66.4%
                                           =====================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):             81.9%
MINIMUM CUT-OFF DATE LTV RATIO (1):              1.3%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):           66.4%

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 14, 2005

                      GROUP NO. 1 UNDERLYING MORTGAGED REAL
                        PROPERTIES BY OWNERSHIP INTEREST

                                                                                 WEIGHTED
                             NUMBER OF                       PERCENTAGE OF        AVERAGE                     WEIGHTED
                             MORTGAGED     CUT-OFF DATE       INITIAL NET        MORTGAGE      WEIGHTED       AVERAGE
                               REAL         PRINCIPAL       LOAN GROUP NO. 1     INTEREST      AVERAGE      CUT-OFF DATE
OWNERSHIP INTEREST          PROPERTIES     BALANCE (1)          BALANCE            RATES       U/W DSCR     LTV RATIO (1)
-------------------------------------------------------------------------------------------------------------------------
Fee                             254      $  2,237,856,185         94.7%           5.1855%        1.79x          66.2%
Fee/Leasehold                     3            97,696,046          4.1%           5.3889%        1.42           73.0%
Leasehold                         3            26,972,391          1.1%           5.3726%        1.56           60.4%
                            ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         260      $  2,362,524,621        100.0%           5.1960%        1.78x          66.4%
                            =============================================================================================

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.

                     GROUP NO. 1 YEARS BUILT/YEARS RENOVATED

                                                                                 WEIGHTED
                             NUMBER OF                        PERCENTAGE OF      AVERAGE                      WEIGHTED
                             MORTGAGED     CUT-OFF DATE        INITIAL NET       MORTGAGE      WEIGHTED       AVERAGE
     RANGE OF YEARS            REAL         PRINCIPAL       LOAN GROUP NO. 1     INTEREST      AVERAGE      CUT-OFF DATE
   BUILT/RENOVATED (1)      PROPERTIES     BALANCE (2)          BALANCE            RATE        U/W DSCR     LTV RATIO (2)
-------------------------------------------------------------------------------------------------------------------------
    1926     -     1985         30       $    150,492,688         6.4%            5.3566%       1.58x          71.1%
    1986     -     1995         44            629,378,727        26.6%            5.0041%       1.77           57.4%
    1996     -     2000         77            370,404,722        15.7%            5.3519%       2.13           67.0%
    2001     -     2005        109          1,212,248,484        51.3%            5.2281%       1.70           70.4%
                            ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        260       $  2,362,524,621       100.0%            5.1960%       1.78x          66.4%
                            =============================================================================================

MOST RECENT YEAR BUILT/RENOVATED:          2005
OLDEST YEAR BUILT/RENOVATED                1926
WTD. AVG. YEAR BUILT/RENOVATED:            1998

(1) YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT, YEAR RENOVATED OR THE CO-OP CONVERSION DATE IN THE CASE OF COOPERATIVE MORTGAGED REAL PROPERTIES.
(2)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.

                   GROUP NO. 1 OCCUPANCY RATES AT UNDERWRITING

                                                                                 WEIGHTED
                             NUMBER OF                       PERCENTAGE OF       AVERAGE                      WEIGHTED
                             MORTGAGED     CUT-OFF DATE       INITIAL NET        MORTGAGE      WEIGHTED       AVERAGE
       RANGE OF                REAL         PRINCIPAL       LOAN GROUP NO. 1     INTEREST      AVERAGE      CUT-OFF DATE
OCCUPANCY RATES AT U/W (1)  PROPERTIES      BALANCE (2)        BALANCE             RATE        U/W DSCR     LTV RATIO (2)
-------------------------------------------------------------------------------------------------------------------------
    53%      -       75%         6       $     50,188,556         2.1%            5.4376%       1.32x             77.0%
    76%      -       85%        14             61,792,952         2.6%            5.4165%       1.52              67.3%
    86%      -       90%        28            211,417,727         8.9%            5.3726%       1.57              69.7%
    91%      -       93%        19            277,301,248        11.7%            5.2442%       1.44              71.5%
    94%      -       95%        14            533,590,393        22.6%            4.9502%       1.76              56.2%
    96%      -       97%        10            131,635,756         5.6%            5.2142%       1.38              75.1%
    98%      -      100%       130            789,285,459        33.4%            5.1228%       1.47              72.0%
                            ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        221       $  2,055,212,092        87.0%            5.1424%       1.54x             67.7%
                            =============================================================================================

MAXIMUM OCCUPANCY RATE AT U/W (1):          100%
MINIMUM OCCUPANCY RATE AT U/W (1):           53%
WTD. AVG. OCCUPANCY RATE AT U/W (1):       94.6%

(1)  DOES NOT INCLUDE HOSPITALITY PROPERTIES AND COOPERATIVES.
(2)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 14, 2005

                    GROUP NO. 2 MORTGAGED REAL PROPERTIES BY
                                      STATE

                                                                                 WEIGHTED
                             NUMBER OF                       PERCENTAGE OF       AVERAGE                      WEIGHTED
                             MORTGAGED     CUT-OFF DATE       INITIAL NET        MORTGAGE      WEIGHTED       AVERAGE
                               REAL         PRINCIPAL       LOAN GROUP NO. 2     INTEREST       AVERAGE     CUT-OFF DATE
STATE                       PROPERTIES     BALANCE (1)          BALANCE            RATE        U/W DSCR     LTV RATIO (1)
-------------------------------------------------------------------------------------------------------------------------
Texas                            15      $    131,473,828       24.1%             5.2199%        1.35x         74.7%
New York                          8            82,760,909       15.2%             5.6606%        2.61          38.4%
Michigan                          5            65,660,062       12.0%             5.2267%        1.25          67.9%
Georgia                           5            42,912,271        7.9%             5.2326%        1.31          74.3%
North Carolina                    2            29,620,000        5.4%             5.5898%        1.23          74.6%
Ohio                              5            21,750,005        4.0%             5.1770%        1.33          78.8%
California                        7            20,758,066        3.8%             5.3171%        1.56          63.9%
  Southern California (2)         5            13,635,066        2.5%             5.3214%        1.68          56.8%
  Northern California (2)         2             7,123,000        1.3%             5.3090%        1.33          77.4%
Illinois                          2            20,092,688        3.7%             5.3480%        1.32          75.2%
Colorado                          2            20,017,299        3.7%             5.3394%        1.21          79.2%
South Carolina                    2            15,800,000        2.9%             5.2523%        1.36          79.9%
Washington                        3            14,106,268        2.6%             4.9563%        1.43          62.4%
Virginia                          4            13,323,781        2.4%             5.2891%        1.47          71.1%
New Jersey                        2            11,498,936        2.1%             5.5698%        1.21          77.2%
Pennsylvania                      2             9,816,204        1.8%             5.3837%        1.29          78.1%
Florida                           2             8,467,535        1.6%             5.2071%        1.79          49.1%
Oregon                            1             6,000,000        1.1%             5.3600%        1.26          56.4%
Alabama                           1             5,979,248        1.1%             5.0800%        1.32          78.2%
District of Columbia              2             5,825,958        1.1%             5.1705%        1.61          52.9%
Kansas                            1             5,767,004        1.1%             6.0100%        2.32          26.8%
Wisconsin                         1             4,100,000        0.8%             5.3500%        1.25          78.8%
Montana                           1             3,987,234        0.7%             5.2100%        1.31          76.7%
Utah                              1             1,952,649        0.4%             5.7200%        1.64          69.7%
Minnesota                         1             1,658,498        0.3%             5.6600%        1.24          79.9%
Arkansas                          1             1,143,749        0.2%             5.3400%        1.26          40.8%
Indiana                           1               900,000        0.2%             5.3900%        1.46          78.3%
                            ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          77      $    545,372,192      100.0%             5.3381%        1.54x         66.8%
                            =============================================================================================

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.
(2) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES LESS THAN 93600. NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES GREATER THAN OR EQUAL TO 93600.

                    GROUP NO. 2 MORTGAGED REAL PROPERTIES BY
                                  PROPERTY TYPE

                                                                                 WEIGHTED
                             NUMBER OF                       PERCENTAGE OF        AVERAGE                     WEIGHTED
                             MORTGAGED     CUT-OFF DATE       INITIAL NET        MORTGAGE      WEIGHTED       AVERAGE
                               REAL          PRINCIPAL      LOAN GROUP NO. 2     INTEREST      AVERAGE      CUT-OFF DATE
PROPERTY TYPE               PROPERTIES      BALANCE (1)         BALANCE            RATE        U/W DSCR     LTV RATIO (1)
-------------------------------------------------------------------------------------------------------------------------
Multifamily                     77       $    545,372,192       100.0%            5.3381%       1.54x          66.8%
                            ---------------------------------------------------------------------------------------------
                                77       $    545,372,192       100.0%            5.3381%       1.54x          66.8%
                            =============================================================================================

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.

                    GROUP NO. 2 MORTGAGED REAL PROPERTIES BY
                                PROPERTY SUB-TYPE

                                                                                    WEIGHTED
                                      NUMBER OF                     PERCENTAGE OF    AVERAGE              WEIGHTED
                                      MORTGAGED    CUT-OFF DATE      INITIAL NET    MORTGAGE  WEIGHTED     AVERAGE
               PROPERTY                 REAL        PRINCIPAL     LOAN GROUP NO. 2  INTEREST  AVERAGE   CUT-OFF DATE
PROPERTY TYPE  SUB-TYPE               PROPERTIES    BALANCE (1)       BALANCE         RATE    U/W DSCR  LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------
MULTIFAMILY
               Conventional             62        $  471,041,885      86.4%          5.3145%    1.31x       71.4%
               Cooperative               5            46,922,379       8.6%          5.6218%    3.77        21.9%
               Manufactured Housing     10            27,407,927       5.0%          5.2575%    1.60        64.7%
                                      -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 77        $  545,372,192     100.0%          5.3381%    1.54x       66.8%
                                      ===============================================================================

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.

                    GROUP NO. 2 UNDERLYING MORTGAGE LOANS BY
                                    LOAN TYPE

                                                                                    WEIGHTED
                                       NUMBER OF                   PERCENTAGE OF     AVERAGE               WEIGHTED      WEIGHTED
                                      UNDERLYING   CUT-OFF DATE     INITIAL NET     MORTGAGE  WEIGHTED     AVERAGE       AVERAGE
                                       MORTGAGE      PRINCIPAL    LOAN GROUP NO. 2  INTEREST   AVERAGE   CUT-OFF DATE    REMAINING
LOAN TYPE                               LOANS       BALANCE (1)       BALANCE         RATE    U/W DSCR  LTV RATIO (1)  IO PERIOD (1)
------------------------------------------------------------------------------------------------------------------------------------
Interest Only Balloon Loans                2      $   21,200,000        3.9%         5.1213%    1.68x        65.7%          119
Balloon Loans with Partial IO Term        31         307,357,248       56.4%         5.2621%    1.28         73.5%           35
Balloon Loan without IO Term              39         209,848,515       38.5%         5.4748%    1.91         57.7%          N/A
ARD Loans without IO Term                  1           4,978,588        0.9%         5.1400%    1.56         54.7%          N/A
Fully Amortizing Loans                     2           1,987,841        0.4%         5.4674%    1.73         39.3%          N/A
                                      ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   75      $  545,372,192      100.0%         5.3381%    1.54x        66.8%          N/A
                                      ==============================================================================================

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 14, 2005

                     GROUP NO. 2 ORIGINAL AMORTIZATION TERMS

                                                                                    WEIGHTED
                                       NUMBER OF                   PERCENTAGE OF     AVERAGE              WEIGHTED
      RANGE OF                        UNDERLYING   CUT-OFF DATE     INITIAL NET     MORTGAGE  WEIGHTED     AVERAGE
ORIGINAL AMORTIZATION                  MORTGAGE      PRINCIPAL    LOAN GROUP NO. 2  INTEREST   AVERAGE  CUT-OFF DATE
  TERMS (MONTHS) (1)                    LOANS       BALANCE (2)       BALANCE         RATE    U/W DSCR  LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------------
     Interest Only                         2      $   21,200,000        3.9%         5.1213%    1.68x      65.7%
   132     -     300                       4           8,979,656        1.6%         5.3556%    1.66       48.9%
   301     -     480                      69         515,192,536       94.5%         5.3467%    1.53       67.2%
                                      -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   75      $  545,372,192      100.0%         5.3381%    1.54x      66.8%
                                      ===============================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):            480
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):            132
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (3):          366

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.
(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

                    GROUP NO. 2 REMAINING AMORTIZATION TERMS

                                                                                    WEIGHTED
                                       NUMBER OF                   PERCENTAGE OF     AVERAGE              WEIGHTED
      RANGE OF                        UNDERLYING   CUT-OFF DATE     INITIAL NET     MORTGAGE  WEIGHTED     AVERAGE
REMAINING AMORTIZATION                 MORTGAGE      PRINCIPAL    LOAN GROUP NO. 2  INTEREST   AVERAGE  CUT-OFF DATE
TERMS (MONTHS) (1), (2)                 LOANS       BALANCE (2)       BALANCE         RATE    U/W DSCR  LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------------
     Interest Only                         2      $   21,200,000        3.9%         5.1213%    1.68x      65.7%
   131     -     250                       3           3,001,270        0.6%         5.5459%    1.61       49.2%
   251     -     300                       1           5,978,385        1.1%         5.2600%    1.69       48.8%
   301     -     357                      25         118,330,975       21.7%         5.5272%    1.62       62.6%
   358     -     477                      44         396,861,562       72.8%         5.2929%    1.51       68.5%
                                      -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   75      $  545,372,192      100.0%         5.3381%    1.54x      66.8%
                                      ===============================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (2), (3):      477
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (2), (3):      131
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (2), (3):    365

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.
(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

                      GROUP NO. 2 ORIGINAL TERMS TO STATED
                                    MATURITY

                                                                                    WEIGHTED
                                       NUMBER OF                   PERCENTAGE OF     AVERAGE              WEIGHTED
           RANGE OF                   UNDERLYING   CUT-OFF DATE     INITIAL NET     MORTGAGE  WEIGHTED     AVERAGE
        ORIGINAL TERMS                 MORTGAGE      PRINCIPAL    LOAN GROUP NO. 2  INTEREST   AVERAGE  CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)         LOANS       BALANCE (2)       BALANCE         RATE    U/W DSCR  LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------------
     60    -      84                      8       $   58,618,650       10.7%         5.3443%    1.29x       75.7%
     85    -     120                     56          371,999,404       68.2%         5.3282%    1.47        67.4%
     121   -     180                     11          114,754,138       21.0%         5.3671%    1.90        60.4%
                                      -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  75       $  545,372,192      100.0%         5.3381%    1.54x       66.8%
                                      ===============================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):        180
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):         60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):      117

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.

                      GROUP NO. 2 REMAINING TERMS TO STATED
                                    MATURITY

                                                                                    WEIGHTED
                                       NUMBER OF                   PERCENTAGE OF     AVERAGE              WEIGHTED
           RANGE OF                   UNDERLYING   CUT-OFF DATE     INITIAL NET     MORTGAGE  WEIGHTED     AVERAGE
       REMAINING TERMS                 MORTGAGE      PRINCIPAL    LOAN GROUP NO. 2  INTEREST   AVERAGE  CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1), (2)    LOANS       BALANCE (2)       BALANCE         RATE    U/W DSCR  LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------------
      56   -      60                      6       $   47,097,474        8.6%         5.3002%    1.30x       75.4%
      61   -      90                      4           35,021,176        6.4%         5.4466%    1.24        78.3%
      91   -     116                     26          153,857,215       28.2%         5.4621%    1.50        67.3%
     117   -     119                     33          252,407,643       46.3%         5.2066%    1.42        69.3%
     120   -     176                      4           52,451,904        9.6%         5.5422%    2.65        38.8%
     177   -     178                      2            4,536,779        0.8%         5.6481%    1.83        57.5%
                                      -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  75       $  545,372,192      100.0%         5.3381%    1.54x       66.8%
                                      ===============================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1), (2):       178
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1), (2):        56
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1), (2):     114

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 14, 2005

                   GROUP NO. 2 CUT-OFF DATE PRINCIPAL BALANCES

                                                                                               WEIGHTED
                                                   NUMBER OF                   PERCENTAGE OF   AVERAGE                  WEIGHTED
                                                  UNDERLYING   CUT-OFF DATE    INITIAL NET     MORTGAGE    WEIGHTED     AVERAGE
      RANGE OF CUT-OFF DATE                        MORTGAGE      PRINCIPAL   LOAN GROUP NO. 2  INTEREST     AVERAGE   CUT-OFF DATE
      PRINCIPAL BALANCES (1)                        LOANS       BALANCE (1)      BALANCE         RATE      U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------------
    $844,091     -       1,000,000                    3       $   2,591,461        0.5%         5.4584%      1.90x        53.2%
   1,000,001     -       1,250,000                    4           4,577,291        0.8%         5.5165%      1.34         66.6%
   1,250,001     -       1,500,000                    4           5,709,062        1.0%         5.4228%      1.36         76.4%
   1,500,001     -       2,000,000                    6          10,646,580        2.0%         5.4706%      1.35         77.0%
   2,000,001     -       2,500,000                    7          16,257,714        3.0%         5.3237%      3.19         45.3%
   2,500,001     -       3,000,000                    4          11,119,371        2.0%         5.3626%      1.30         78.1%
   3,000,001     -       3,500,000                    2           6,326,268        1.2%         5.1083%      1.76         63.3%
   3,500,001     -       4,000,000                    2           7,679,922        1.4%         5.4216%      1.50         69.7%
   4,000,001     -       4,500,000                    7          29,537,945        5.4%         5.3275%      1.33         72.8%
   4,500,001     -       5,000,000                    2           9,878,588        1.8%         5.3831%      1.50         65.7%
   5,000,001     -       6,000,000                    7          39,426,893        7.2%         5.3427%      1.52         63.0%
   6,000,001     -       7,000,000                    2          13,064,310        2.4%         5.3511%      1.42         74.4%
   7,000,001     -       8,000,000                    5          38,310,779        7.0%         5.3486%      1.88         61.8%
   8,000,001     -       9,000,000                    1           8,750,000        1.6%         4.7500%      1.51         56.8%
   9,000,001     -      10,000,000                    1           9,567,926        1.8%         5.0000%      1.44         78.4%
  10,000,001     -      12,500,000                    1          10,300,000        1.9%         5.5500%      1.20         76.9%
  12,500,001     -      15,000,000                    6          79,359,313       14.6%         5.5204%      1.27         65.8%
  15,000,001     -      20,000,000                    4          69,600,000       12.8%         5.2889%      1.32         73.7%
  20,000,001     -      25,000,000                    5         109,727,620       20.1%         5.2555%      1.25         71.7%
  25,000,001     -     $34,000,000                    2          62,941,151       11.5%         5.3555%      2.29         52.8%
                                                 ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                              75       $ 545,372,192      100.0%         5.3381%      1.54x        66.8%
                                                 ==================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):      $ 34,000,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):      $    844,091
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):      $  7,271,629

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.

                       GROUP NO. 2 MORTGAGE INTEREST RATES

                                                                                               WEIGHTED
                                                   NUMBER OF                  PERCENTAGE OF     AVERAGE                  WEIGHTED
                                                  UNDERLYING   CUT-OFF DATE    INITIAL NET     MORTGAGE    WEIGHTED      AVERAGE
            RANGE OF                               MORTGAGE     PRINCIPAL    LOAN GROUP NO. 2  INTEREST    AVERAGE     CUT-OFF DATE
    MORTGAGE INTEREST RATES                         LOANS      BALANCE (1)       BALANCE         RATE      U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------------
   4.7500%     -     5.0000%                           4      $  24,437,926         4.5%        4.8897%      1.56x        67.6%
   5.0001%     -     5.2500%                          22        228,186,083        41.8%        5.1595%      1.34         72.1%
   5.2501%     -     5.5000%                          29        149,179,194        27.4%        5.3493%      1.40         72.2%
   5.5001%     -     5.7500%                          15         95,447,186        17.5%        5.6302%      2.30         52.8%
   5.7501%     -     6.0000%                           4         42,354,800         7.8%        5.7700%      1.27         55.9%
   6.0001%     -     6.0100%                           1          5,767,004         1.1%        6.0100%      2.32         26.8%
                                                 ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                               75      $ 545,372,192       100.0%        5.3381%      1.54x        66.8%
                                                 ==================================================================================

MAXIMUM MORTGAGE INTEREST RATE:             6.0100%
MINIMUM MORTGAGE INTEREST RATE:             4.7500%
WTD. AVG. MORTGAGE INTEREST RATE:           5.3381%

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.

                      GROUP NO. 2 UNDERWRITTEN DEBT SERVICE
                                 COVERAGE RATIOS

                                                                                               WEIGHTED
                                                   NUMBER OF                   PERCENTAGE OF   AVERAGE                   WEIGHTED
                                                  UNDERLYING   CUT-OFF DATE     INITIAL NET    MORTGAGE    WEIGHTED      AVERAGE
           RANGE OF                                MORTGAGE     PRINCIPAL    LOAN GROUP NO. 2  INTEREST     AVERAGE   CUT-OFF DATE
           U/W DSCRs                                 LOANS     BALANCE (1)        BALANCE        RATE      U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------------
   1.20x       -       1.28                           28      $ 296,690,156         54.4%       5.3870%      1.23x        71.5%
   1.29        -       1.34                           10         42,428,418          7.8%       5.2243%      1.32         76.3%
   1.35        -       1.37                            5         23,436,417          4.3%       5.2400%      1.36         79.4%
   1.38        -       1.41                            5         28,610,093          5.2%       5.1557%      1.38         68.6%
   1.42        -       1.46                            6         32,414,232          5.9%       5.2338%      1.44         77.8%
   1.47        -       1.51                            3         14,314,664          2.6%       4.9539%      1.49         59.5%
   1.52        -       1.56                            1          4,978,588          0.9%       5.1400%      1.56         54.7%
   1.57        -       1.61                            3         32,096,239          5.9%       5.1779%      1.58         70.3%
   1.62        -       1.66                            2          4,044,322          0.7%       5.5959%      1.63         71.6%
   1.67        -       1.81                            2          9,671,073          1.8%       5.4089%      1.70         53.9%
   1.82        -       2.01                            1            847,370          0.2%       5.3500%      1.92         42.4%
   2.02        -       2.21                            1          2,489,150          0.5%       5.0800%      2.04         49.8%
   2.22        -       7.23x                           8         53,351,471          9.8%       5.5587%      3.59         24.5%
                                                 ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                               75      $ 545,372,192        100.0%       5.3381%      1.54x        66.8%
                                                 ==================================================================================

MAXIMUM U/W DSCR:                   7.23x
MINIMUM U/W DSCR:                   1.20x
WTD. AVG. U/W DSCR:                 1.54x

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.

                     GROUP NO. 2 CUT-OFF DATE LOAN-TO-VALUE
                                     RATIOS

                                                                                               WEIGHTED
                                                   NUMBER OF                   PERCENTAGE OF    AVERAGE                  WEIGHTED
                                                  UNDERLYING  CUT-OFF DATE      INITIAL NET     MORTGAGE   WEIGHTED      AVERAGE
      RANGE OF CUT-OFF DATE                        MORTGAGE     PRINCIPAL    LOAN GROUP NO. 2  INTEREST     AVERAGE   CUT-OFF DATE
    LOAN-TO-VALUE RATIOS (1)                        LOANS      BALANCE (1)        BALANCE        RATE      U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------------
    8.7%       -       47.0%                          9       $  52,142,590          9.6%       5.5872%      3.59x         23.3%
   47.0%       -       55.0%                          7          56,455,436         10.4%       5.5841%      1.42          53.7%
   55.0%       -       60.0%                          5          46,810,196          8.6%       5.1330%      1.31          58.4%
   60.0%       -       65.0%                          1           3,692,688          0.7%       5.6500%      1.71          62.1%
   65.0%       -       70.0%                          9          83,448,516         15.3%       5.2042%      1.41          68.3%
   70.0%       -       74.0%                          4          20,205,647          3.7%       5.3245%      1.26          72.2%
   74.0%       -       75.0%                          3           4,713,521          0.9%       5.3125%      1.29          74.8%
   75.0%       -       77.0%                          8          54,468,565         10.0%       5.5780%      1.29          76.7%
   77.0%       -       77.5%                          2           7,123,000          1.3%       5.3090%      1.33          77.4%
   77.5%       -       78.5%                         11         131,877,050         24.2%       5.2059%      1.26          78.0%
   78.5%       -       79.5%                          6          44,208,631          8.1%       5.3192%      1.25          79.2%
   79.5%       -       80.0%                         10          40,226,353          7.4%       5.3024%      1.37          79.9%
                                                 ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                              75       $ 545,372,192        100.0%       5.3381%      1.54x         66.8%
                                                 ==================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):             80.0%
MINIMUM CUT-OFF DATE LTV RATIO (1):              8.7%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):           66.8%

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5          COLLATERAL AND STRUCTURAL TERM SHEET      OCTOBER 14, 2005

                      GROUP NO. 2 UNDERLYING MORTGAGED REAL
                        PROPERTIES BY OWNERSHIP INTEREST

                                                                                   WEIGHTED
                                     NUMBER OF                    PERCENTAGE OF     AVERAGE                WEIGHTED
                                     MORTGAGED   CUT-OFF DATE      INITIAL NET     MORTGAGE    WEIGHTED     AVERAGE
                                       REAL        PRINCIPAL    LOAN GROUP NO. 2   INTEREST    AVERAGE    CUT-OFF DATE
OWNERSHIP INTEREST                  PROPERTIES    BALANCE (1)        BALANCE         RATES     U/W DSCR  LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------
Fee                                     77       $ 545,372,192        100.0%        5.3381%      1.54x       66.8%
                                    ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 77       $ 545,372,192        100.0%        5.3381%      1.54x       66.8%
                                    ==================================================================================

(1)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.

                     GROUP NO. 2 YEARS BUILT/YEARS RENOVATED

                                                                                   WEIGHTED
                                     NUMBER OF                   PERCENTAGE OF      AVERAGE                WEIGHTED
                                     MORTGAGED   CUT-OFF DATE     INITIAL NET      MORTGAGE    WEIGHTED     AVERAGE
     RANGE OF YEARS                    REAL        PRINCIPAL    LOAN GROUP NO. 2   INTEREST     AVERAGE  CUT-OFF DATE
   BUILT/RENOVATED (1)              PROPERTIES    BALANCE (2)       BALANCE          RATE      U/W DSCR  LTV RATIO (2)
----------------------------------------------------------------------------------------------------------------------
   1958     -     1985                  10       $  33,204,213         6.1%         5.3621%      1.74x       69.2%
   1986     -     1995                  14         100,982,645        18.5%         5.2445%      1.54        61.6%
   1996     -     2000                  21         208,573,834        38.2%         5.4804%      1.72        61.2%
   2001     -     2005                  32         202,611,499        37.2%         5.2343%      1.32        74.8%
                                    ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 77       $ 545,372,192       100.0%         5.3381%      1.54x       66.8%
                                    ==================================================================================

MOST RECENT YEAR BUILT/RENOVATED:        2005
OLDEST YEAR BUILT/RENOVATED              1958
WTD. AVG. YEAR BUILT/RENOVATED:          1997

(1) YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT, YEAR RENOVATED OR THE CO-OP CONVERSION DATE IN THE CASE OF COOPERATIVE MORTGAGED REAL PROPERTIES.
(2)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.

                   GROUP NO. 2 OCCUPANCY RATES AT UNDERWRITING

                                                                                   WEIGHTED
                                     NUMBER OF                    PERCENTAGE OF     AVERAGE                 WEIGHTED
                                     MORTGAGED    CUT-OFF DATE     INITIAL NET     MORTGAGE    WEIGHTED     AVERAGE
            RANGE OF                   REAL        PRINCIPAL    LOAN GROUP NO. 2   INTEREST     AVERAGE  CUT-OFF DATE
   OCCUPANCY RATES AT U/W (1)       PROPERTIES    BALANCE (2)       BALANCE          RATE      U/W DSCR  LTV RATIO (2)
----------------------------------------------------------------------------------------------------------------------
     78%       -        85%              3       $  10,441,799         1.9%         5.3606%      1.52x       57.3%
     86%       -        90%             10          58,281,028        10.7%         5.3166%      1.28        76.4%
     91%       -        93%              9          73,130,362        13.4%         5.2436%      1.37        76.0%
     94%       -        95%             15         132,280,442        24.3%         5.2307%      1.30        70.2%
     96%       -        97%             10         108,981,012        20.0%         5.3775%      1.27        70.0%
     98%       -       100%             25         115,335,170        21.1%         5.3775%      1.40        68.5%
                                    ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 72       $ 498,449,813        91.4%         5.3114%      1.33x       71.1%
                                    ==================================================================================

MAXIMUM OCCUPANCY RATE AT U/W (1):    100%
MINIMUM OCCUPANCY RATE AT U/W (1):     78%
WTD. AVG. OCCUPANCY RATE AT U/W (1):   95%

(1)  DOES NOT INCLUDE HOSPITALITY PROPERTIES AND COOPERATIVES.
(2)  BASED ON A CUT-OFF DATE IN NOVEMBER 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                           SIGNIFICANT MORTGAGE LOANS

                                                                PERCENTAGE
                                            CUT-OFF           OF INITIAL NET
                                             DATE                MORTGAGE                       LOAN PER          MORTGAGE
                            PROPERTY       PRINCIPAL               POOL          SF/UNITS/      SF/UNITS/         INTEREST
#     LOAN NAME               TYPE         BALANCE(1)             BALANCE          ROOMS        ROOMS (1)           RATE
-----------------------------------------------------------------------------------------------------------------------------
1     375 Park Avenue        Office      $ 273,800,000(2)            9.4%(3)       791,993     $      346(3)       4.7657%(4)

2     St. Johns Town
      Center                 Retail      $ 170,000,000               5.8%          621,291     $      274          5.0590%

3     Del Monte Center       Retail      $  82,300,000               2.8%          677,376     $      121          4.9256%

4     Palmer Center          Office      $  79,580,000               2.7%          458,331     $      174          5.0800%

5     120 Wall Street        Office      $  70,000,000               2.4%          607,172     $      115          4.9000%

6     The Palisades        Multifamily   $  65,000,000               2.2%              310     $  209,677          5.2500%

7     Silver Portfolio
      - Kimco                Retail      $  64,933,333               2.2%          310,610     $      209          4.9400%

8     Frenchman's
      Reef & Morning
      Star                    Hotel      $  62,500,000               2.1%              481     $  129,938          5.4400%

9     Gallery at South
      Dekalb                 Retail      $  55,000,000               1.9%          545,025     $      101          5.2700%

10    Weston Town
      Center                 Retail      $  45,400,000               1.6%          157,932     $      287          4.9820%
-----------------------------------------------------------------------------------------------------------------------------
      TOTAL / WTD. AVG.                  $ 968,513,333              33.3%              N/A            N/A          4.9928%

                                                CUT-OFF
                                                 DATE
                              U/W                 LTV
#     LOAN NAME               DSCR             RATIO (1)
------------------------------------------------------------
1     375 Park Avenue       2.13x(3),(5)        38.8%(3),(5)

2     St. Johns Town
      Center                1.22x               77.7%

3     Del Monte Center      1.72x               72.2%

4     Palmer Center         1.24x               77.5%

5     120 Wall Street       2.45x               56.0%

6     The Palisades         1.33x               67.0%

7     Silver Portfolio
      - Kimco               1.24x               76.6%

8     Frenchman's
      Reef & Morning
      Star                  1.60x               73.0%

9     Gallery at South
      Dekalb                1.43x               76.4%

10    Weston Town
      Center                1.53x               74.1%
------------------------------------------------------------
      TOTAL / WTD. AVG.     1.67x               63.3%

(1)  Based on a November 2005 Cut-off Date.
(2) 375 Park Avenue Pooled Portion only. The 375 Park Avenue Loan has a Cut-off Date Principal Balance of $310,000,000, comprised of a $273,800,000 Pooled Portion and a $36,200,000 Non-Pooled Portion that is collateral for the class 375-A, 375-B and 375-C Certificates.
(3)  Based on the 375 Park Avenue Pooled Portion of $273,800,000.
(4) Based on the 375 Park Avenue Pooled Portion. The interest rate on the Non-Pooled Portion is 5.435308950276240%.
(5) The aggregate Cut-off Date LTV ratio and DSCR for the 375 Park Avenue Loan are 44.0% and 1.86x, respectively.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                                 375 PARK AVENUE

[GRAPHIC]                                                          [GRAPHIC]
New York, NY                                                       [GRAPHIC]
[GRAPHIC]
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                                 375 PARK AVENUE

                                LOAN INFORMATION

375 PARK AVENUE LOAN:                 $310,000,000
 375 PARK AVENUE POOLED PORTION:      $273,800,000(1)
 375 PARK AVENUE NON-POOLED PORTION:  $36,200,000(1)

CUT-OFF DATE PRINCIPAL BALANCE(2):    $273,800,000
FIRST PAYMENT DATE:                   September 11, 2005
MORTGAGE INTEREST RATE:               4.7657% per annum(1)(3)
AMORTIZATION TERM:                    360 months(4)
HYPERAMORTIZATION:                    N/A
ARD DATE:                             N/A
MATURITY DATE:                        August 11, 2015
MATURITY BALANCE:                     $246,234,825
BORROWER:                             375 Park Avenue L.P.
INTEREST CALCULATION:                 Actual/360
CALL PROTECTION:                      Lockout/defeasance through and including
                                      the date that is four months prior to the
                                      Maturity Date.
LOAN PER SQUARE FOOT:                 $346(2)(5)
UP-FRONT RESERVES:                    TI/LC Reserve:             $ 17,481,093(6)
                                      Rent Abatement Reserve:       6,760,525(7)
ONGOING RESERVES:                     Tax and Insurance Reserve:          Yes
 (MONTHLY)                            Replacement Reserve:       $     13,383
                                      TI/LC Reserve              $    100,375
LOCKBOX:                              Springing
MEZZANINE:                            Yes(8)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:               Single Asset
PROPERTY TYPE:                        Office
PROPERTY SUB-TYPE:                    CBD
LOCATION:                             New York, NY
YEAR BUILT/RENOVATED:                 1958/1993
SQUARE FEET:                          791,993
OCCUPANCY AT U/W(9):                  95%
OWNERSHIP INTEREST:                   Fee

                                                      % OF            LEASE
MAJOR TENANT(S)                         NRSF       TOTAL NRSF      EXPIRATION
---------------                         ----       ----------      ----------
Wachovia Bank                         175,746        22.2%         2/28/2021
Classic Rest Corp. (DBA Four
Seasons)                               29,476         3.7%         7/31/2016
Central Parking Systems Inc.           27,315         3.4%         10/31/2007

PROPERTY MANAGEMENT:                        RFR Realty LLC

                                       12/31/2004         5/31/2005          U/W
                                       ----------         ---------          ---
NET OPERATING INCOME:                 $ 21,672,248       $ 20,832,201     $ 36,221,568
NET CASH FLOW:                                                            $ 35,033,578
DSCR(5):                                                                          2.13x

APPRAISED VALUE:                      $705,000,000
APPRAISAL DATE:                       July 15, 2005
CUT-OFF DATE LTV RATIO(2)(3)(5):      38.8%
MATURITY/ARD LTV RATIO(5):            34.9%

(1) The 375 Park Avenue Loan is, for purposes of allocating payments on the series 2005-C5 certificates, deemed to be comprised of two components; (a) the 375 Park Avenue Pooled Portion, with a cut-off date principal balance of $273,800,000 and an initial mortgage interest rate of 4.765716092037980% per annum; and (b) the 375 Park Avenue Non-Pooled Portion, with a cut-off date principal balance of $36,200,000 and an initial mortgage interest rate of 5.435308950276240% per annum. The 375 Park Avenue Non-Pooled Portion is subordinate to the 375 Part Avenue Pooled Portion as described herein. Unless otherwise stated, calculations presented herein are based on the 375 Park Avenue Pooled Portion.
(2)  Based on November 2005 Cut-off Date.
(3) The amortization of the 375 Park Avenue Pooled Portion and the 375 Park Avenue Non-Pooled Portion is based on the interest rate of the entire 375 Park Avenue Total Loan or 5.76250%. The interest portion of the monthly payment is based on the interest rate presented above as further described herein.
(4)  The 375 Park Avenue Loan has an interest-only period of 36 months.
(5) Based on the 375 Park Avenue Pooled Portion. The aggregate cut-off date LTV ratio for the 375 Park Avenue Pooled Portion and 375 Park Avenue Non-Pooled Portion is 44.0%. The aggregate maturity/ARD LTV ratio for the 375 Park Avenue Pooled Portion and 375 Park Avenue Non-Pooled Portion is 39.5%. The U/W DSCR for the 375 Park Avenue Pooled Portion and 375 Park Avenue Non-Pooled Portion is 1.86x.
(6) The TI/LC reserve was established at closing in the amount of $17,481,093 to fund tenant improvements and leasing commissions.
(7) The rent abatement reserve was established at closing in the amount of $6,760,525 to fund free rent period of a tenant or rent abatement period, if any.
(8) The principals of the related borrower have incurred mezzanine debt in the total amount of $252,500,000, secured by the ownership interests in the related borrower and various affiliates. Certain of the mezzanine loans are currently held by Column Financial, Inc., and one such loan was transferred to KKR Financial CDO 2005-1, LTD.
(9)  Occupancy is based on the July 1, 2005 rent roll.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                                 375 PARK AVENUE

                             ADDITIONAL INFORMATION

- The 375 Park Avenue pooled portion is expected to be shadow rated AA+ and AA by S&P and Fitch respectively.

- 375 Park Avenue (the "Subject" or the "Property") is a 39-story, trophy office tower located on Park Avenue, between 52nd and 53rd Streets in the heart of Midtown Manhattan's Plaza District. Designed by world-renowned architects, the Property is one of the most prominent office buildings in the country given its location, prestige and history.

- Since its completion in 1958, the building has become one of the most recognized examples of Modernist design and has been designated a landmark by the City of New York. The simple prestige of the 375 Park Avenue address allows the owner to obtain high rents at the Subject. With its all-glass design that has been replicated countless times in other large cities in the country, the Property has been studied in academia and is world renowned.

- Unlike most of its competition where large tenants occupy much of the building, the Subject has one of the most diverse tenant bases on Park Avenue with 100 tenants representing a wide array of industry sectors. The 791,993 square foot building is configured primarily with small suites and with the exception of Wachovia, no other tenant occupies more than 3.8% of the building. The small suite sizes combined with the premium that the Subject's address commands has the effect of netting higher rents per square foot when compared to the Subject's comparable set.

- The Subject is located in Manhattan's Midtown office market, which covers the area between 30th to 65th Streets and the Hudson and East Rivers and typically commands the highest rental rates in New York City. According to CoStar, there are 1,469 buildings containing approximately 287.8 million square feet of space in the Midtown market. Approximately 69.7% of the market's inventory consists of Class A properties (354 buildings; 200.2 million SF), with Class B properties accounting for 19.7% (523 buildings;
     56.8 million SF), and Class C buildings representing 10.6% (619 buildings;
     30.8 million SF) of the inventory.

- Overall, the Midtown Manhattan office market is healthy, with vacancy rates less than 8.1% in every sub-market. Well-maintained properties in better locations have been able to withstand the effects of the recession during the first part of the decade and have performed extremely well during the lingering recovery phase. As of the 2nd Q 2005, the Midtown office market as a whole reported its eighth consecutive quarter of positive absorption, and had a vacancy rate of 6.4%. The Midtown office market's outlook is optimistic with the market appearing to have bottomed out in 2002.

- The Subject is located in the Plaza submarket of the Midtown market. For the 2nd Q 2005, the Plaza District submarket had a direct vacancy rate of 5.6% for Class A space and an overall vacancy rate of 7.4%. As of 2nd Q 2005, the Plaza District reported its eighth consecutive quarter of positive absorption totaling 536,386 square feet. The average Class A asking rent during the 2nd Q 2005 was $63.48/SF. Recent leases at the Subject (since April 2005) have ranged from $85 to $100/SF. The average rent per square foot of these new leases is $91.59/SF.

- Wachovia Bank, the largest tenant, is expected to take occupancy of its space in various stages. They are expected to move into the 6th floor in December 2005 and are expected to take occupancy of the remaining space (floors 2 through 5) in the first quarter of 2006. Wachovia Bank will pay a weighted average rent of $69.96/SF.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                                 375 PARK AVENUE

                       ADDITIONAL INFORMATION (CONTINUED)

- Two world famous restaurants are located in the building: The Four Seasons and the Brasserie. Designed by Phillip Johnson, The Four Seasons is one of the foremost dining destinations in New York City. The restaurant achieved sales of $579/SF during the trailing 12-month period ended July 2005, with an occupancy cost of 5.6%. The Subject's second restaurant, the Brasserie, is located in the building's basement and offers breakfast, lunch, dinner, and late-night dining. It generated sales of $878/SF during the trailing 12-month period ending July 2005 with an occupancy cost of 7.8%. The restaurants are accessible from the lobby of the building as well as separate entrances, located along 52nd and 53rd Streets.

- The Property is owned and managed by RFR Realty LLC, a privately held, Manhattan based real estate investment, development and management company, which is wholly owned by Aby J. Rosen and Michael Fuchs ("Sponsors"). Both of the Sponsors' families have been involved in real estate investment and development throughout the United States and Europe for the past 50 years. Established in the United States in 1991, RFR Holdings LLC presently controls over 6 million square feet of prime office and retail space in more than 20 properties, plus approximately 2,500 luxury residential apartments in New York City. The company's portfolio includes such trophy assets as: 390 Park Avenue ("Lever House"), The Sotheby's Building, 610 Lexington Avenue, 275 Madison Avenue and 400 Park Avenue. The Subject is managed and leased by RFR Realty LLC, the management arm of RFR Holdings LLC. RFR Realty LLC manages 13 Class A buildings in Manhattan including The Lever House, 400 Park Avenue, 17 State Street, and 275 Madison Avenue.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                                 375 PARK AVENUE

LEASE ROLLOVER SCHEDULE (1)

                                                                                         % OF TOTAL BASE      CUMULATIVE % OF
                     # OF LEASES   AVERAGE BASE RENT    % OF TOTAL SF    CUMULATIVE %     RENTAL REVENUES       TOTAL RENTAL
        YEAR           ROLLING       PER SF ROLLING        ROLLING       OF SF ROLLING        ROLLING         REVENUES ROLLING
---------------------------------------------------------------------------------------------------------------------------------
        MTM               5             $  0.00              0.9%             0.9%              0.0%                 0.0%
        2005              1             $ 61.59              0.1%             1.1%              0.1%                 0.1%
        2006             16             $ 71.46              6.2%             7.3%              6.9%                 7.0%
        2007             27             $ 62.21             13.6%            20.9%             13.1%                20.1%
        2008             24             $ 65.90             11.9%            32.8%             12.1%                32.2%
        2009             15             $ 77.80              5.4%            38.2%              6.5%                38.7%
        2010              9             $ 81.81              5.3%            43.5%              6.7%                45.4%
        2011              8             $ 73.84              4.8%            48.4%              5.5%                51.0%
        2012             14             $ 76.26              8.3%            56.7%              9.8%                60.8%
        2013              2             $ 87.38              0.9%            57.6%              1.3%                62.0%
        2014              4             $ 77.92              4.3%            61.9%              5.1%                67.2%
        2015              3             $ 60.81              3.1%            65.0%              2.9%                70.1%
  GREATER THAN 2015       9             $ 64.80             29.9%            94.9%             29.9%               100.0%
       Vacant           N/A                 N/A              5.1%           100.0%              N/A                  N/A

(1)  Data based on rent roll dated 7/1/2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                              ST. JOHNS TOWN CENTER
                                                                  [GRAPHIC]
[GRAPHIC]                                                         [GRAPHIC]
Jacksonville, FL                                                  [GRAPHIC]
[GRAPHIC]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                              ST. JOHNS TOWN CENTER

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:           $170,000,000
CUT-OFF DATE PRINCIPAL BALANCE(1):    $170,000,000
FIRST PAYMENT DATE:                   May 11, 2005
MORTGAGE INTEREST RATE:               5.0590% per annum
AMORTIZATION TERM:                    360 months (2)
HYPERAMORTIZATION:                    N/A
ARD DATE:                             N/A
MATURITY DATE:                        March 11,2015
MATURITY BALANCE:                     $157,158,747
BORROWER:                             Shops at St. Johns, LLC
INTEREST CALCULATION:                 Actual/360
CALL PROTECTION:                      Lockout/defeasance through and including
                                      the date that is seven months prior to the
                                      Maturity Date.
LOAN PER SQUARE FOOT:                 $274(1)
UP-FRONT RESERVES:                    None
ONGOING RESERVES:                     Tax and Insurance Reserve:          Yes(3)
  (MONTHLY)                           Replacement Reserve                 Yes(4)
LOCKBOX:                              Hard
MEZZANINE:                            None

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:               Single Asset
PROPERTY TYPE:                        Retail
PROPERTY SUB-TYPE                     Anchored
LOCATION:                             Jacksonville, FL
YEAR BUILT/RENOVATED:                 2005/N/A
SQUARE FEET:                          621,291
OCCUPANCY AT U/W(5):                  100%
OWNERSHIP INTEREST:                   Fee(6)

MAJOR TENANT(S)                        NRSF    % OF TOTAL NRSF   LEASE EXPIRATION
---------------                        ----    ---------------   ----------------
Dicks Sporting Goods                  66,000        10.6%            1/31/2021
Jo Ann's                              35,000        5.6%             1/31/2016
Ross Dress for Less                   30,187        4.9%             1/31/2016

PROPERTY MANAGEMENT:                  Simon Management Associates, LLC

                                       N/A       7/31/2005            U/W
                                       ---       ---------            ---
NET OPERATING INCOME:                           $ 4,573,100      $ 13,873,996
NET CASH FLOW:                                                   $ 13,402,737
DSCR:                                                                    1.22x

APPRAISED VALUE:                      $218,900,000
APPRAISAL DATE:                       February 23, 2005
CUT-OFF DATE LTV RATIO(1):            77.7%
MATURITY/ARD LTV RATIO:               71.8%

(1)  Based on November 2005 Cut-off Date.
(2)  The St. Johns Town Center Loan has an interest-only period of 60 months.
(3) From and after the occurrence and during the continuance of a NOI Trigger Event (as defined below), the borrower is required to make monthly payments into a tax and insurance reserve to accumulate funds necessary to (a) pay all taxes prior to their respective due dates, (b) pay insurance premiums prior to the expiration of the related policies and (c) if at such time borrower does not have a blanket insurance policy providing the coverages required by the loan documents. "NOI Trigger Event" means that the net operating income for the trailing four calendar quarters as of the end of two consecutive calendar quarters after March 31, 2006 shall have decreased to less than $12,114,000. A NOI Trigger Event resulting from net operating income being less than $12,114,000 will terminate if, for the trailing four calendar quarters as of the end of two consecutive calendar quarters, the net operating income equals or exceeds $12,114,000.
(4) From and after the occurrence and during the continuance of a NOI Trigger Event, the borrower is required to deposit $7,771 per month into a replacement reserve to fund ongoing repairs and replacements, subject to a $46,629 cap.
(5)  Occupancy is based on the September 2, 2005 rent roll.
(6)  Leasehold estate and mortgage on fee interest given by borrower's parent.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                              ST. JOHNS TOWN CENTER

                             ADDITIONAL INFORMATION

- St. Johns Town Center (the "Subject" or the "Center") is a 1,030,026 square feet, single level, regional shopping center located in Jacksonville, Florida. Recently constructed, the Subject opened in March 2005 and is 100% leased and 98% occupied.

- Construction of the St. Johns Town Center began in August 2003 with the Center opening in March 2005, with the Sponsors (see below) putting together a powerful mix of successful tenants including Abercrombie, Ann Taylor, Apple, Banana Republic, JCrew, Sharper Image, and Williams and Sonoma. Additional draw to the Center is provided by a strong mix of national restaurants including P.F. Chang's China Bistro, Maggiano's. Cheesecake Factory, Marble Slab Creamery, Ted's Montana Grill, Mimi's Cafe, Smokey Bones BBQ, and Panera Bread.

- The Center consists of eleven buildings and is situated on 159.6 acres, of which 621,291 square feet on 89.3 acres serves as collateral for the loan. The Subject is anchored by Dillard's (240,000 SF), Target (123,735 SF), and Ashley Furniture (45,000 SF) who all own their improvements and the underlying land. Junior anchors including Dick's Sporting Goods (66,000
     SF), Jo Ann's (35,000 SF) and Barnes & Noble (25,000 SF). Average in-place rent for tenants occupying more than 10,000 square feet is $13/SF. Junior anchor rents are modified NNN whereby tenants only reimburse CAM and real estate taxes. In-line shop space including restaurants and kiosks consists of approximately 94 stores totaling 347,319 square feet. Average rent for in-line space is $25.73 NNN. While sales data is limited due to the recent construction, annualized data is approximately $390/SF.

- The Center is especially attractive because of its unique tenant mix, restaurants, convenient storefront parking, customer-friendly pedestrian plazas, and attractive ambiance. The Subject's architecture reflects the history of Georgian architecture along the southeast coast and St. Augustine's Spanish style. At the center of the Subject is a one-acre park with large trees, a fountain, and garden spaces. Because this combination does not currently exist anywhere else in the Jacksonville market, it is anticipated that the St. Johns Town Center will draw from a significant regional customer base and establish itself as a dominant center in the Jacksonville market.

- Jacksonville is one of the major transportation hubs of the southeast, where rail, highway, ocean, river and air transportation modes connect through a well-developed airport and seaport. Jacksonville has earned the distinction of being the largest city in the continental United States in land area and is supported by a diverse economy that has contributed to significant development in recent years.

- Between 1990 and 2000, the population of the Jacksonville MSA increased by 21.4%. The Jacksonville MSA has a current population of 1,191,400 and is projected to increase by 62,700, or 5.3% by 2008. Jacksonville's population growth has recently outpaced the state average and has been running at over twice the national pace.

- The primary trade area for St. John's Town Center encompasses the area within a 10-mile radius around the Subject, while the total trade area lies within a 15-mile radius around the Center given its regional accessibility and the location of competitive properties.

- According to ESRI, the primary trade area had a 2005 population of 496,518, which grew at an annual rate of 2.5% since 2000. Population growth is expected to continue to be strong, with annual increases of 2.5% and reaching 557,479 by 2010. As of 2005, there were 201,229 households in the primary trade area growing 2.5% annually since 2000. The number of households is projected to increase 2.5% annually to 226,723 by 2010. In 2005, the average household income in the primary trade area was $71,570.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                              ST. JOHNS TOWN CENTER

                       ADDITIONAL INFORMATION (CONTINUED)

- The Subject's primary competition consists of three malls, namely The Avenues, Regency Square Mall, and Orange Park Mall, located within an approximate 15-mile radius. Simon Property Group, one of the sponsors, owns two of these malls. The Subject is expected to capture its fair share of the market given its uniqueness as the only open-air regional center in the market that is a combination of a lifestyle and community center.

- The Sponsors are Simon Property Group, L.P. ("SPG") and Ben Carter Properties. SPG is a self-administered and self-managed Real Estate Investment Trust engaged primarily in the ownership, development, management, leasing, acquisition and expansion of income producing, market dominant retail properties, primarily regional malls, Premium Outlet centers, and community shopping centers. SPG, together with its affiliated management company, currently owns or has an interest in approximately 296 properties containing an aggregate of approximately 202 million square feet of gross leasable area in 40 states plus Puerto Rico. SPG also holds interests in approximately 50 assets in Europe (France, Italy, Poland, and Portugal), five Premium Outlet centers in Japan, one Premium Outlet center in central Mexico, and one shopping center in Canada. Ben Carter Properties ("BCP") offers a complete range of commercial real estate services throughout the Southeast region of the United States. BCP has expertise in shopping center and office property development, acquisitions, asset management, leasing, and investment sales. Since 1993, BCP has developed office and retail projects of 3.5 million square feet valued at over $450 million. In addition, the asset management division of BCP is managed by a team of principals with an average of over 20 years experience in commercial real estate. The Subject is managed by Simon Management Associates, LLC, an affiliated entity of SPG.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                              ST. JOHNS TOWN CENTER

LEASE ROLLOVER SCHEDULE (1)

                                                                                             % OF TOTAL BASE     CUMULATIVE % OF
                      # OF LEASES   AVERAGE BASE RENT    % OF TOTAL SF      CUMULATIVE %     RENTAL REVENUES      TOTAL RENTAL
        YEAR            ROLLING       PER SF ROLLING        ROLLING         OF SF ROLLING        ROLLING        REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------------------------------
        2010              27             $ 22.29             16.3%              16.3%             17.7%               17.7%
        2011              12             $ 20.97              5.3%              21.7%              5.5%               23.2%
        2012               1             $ 29.00              0.4%              22.1%              0.5%               23.7%
        2015              26             $ 24.38             20.9%              42.9%             24.8%               48.5%
        2016              32             $ 20.60             34.9%              77.8%             35.0%               83.5%
  GREATER THAN 2016        7             $ 15.29             22.2%             100.0%             16.5%              100.0%
       Vacant            N/A                 N/A              N/A                N/A               N/A                 N/A

(1)  Data based on rent roll dated 9/2/2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                                DEL MONTE CENTER
                                                                  [GRAPHIC]
[GRAPHIC]                                                         [GRAPHIC]
Monterey, CA                                                      [GRAPHIC]
[GRAPHIC]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                                DEL MONTE CENTER

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:           $82,300,000
CUT-OFF DATE PRINCIPAL BALANCE(1):    $82,300,000
FIRST PAYMENT DATE:                   August 8, 2005
MORTGAGE INTEREST RATE:               4.9256% per annum
AMORTIZATION TERM:                    N/A(2)
HYPER AMORTIZATION:                   N/A
ARD DATE:                             N/A
MATURITY DATE:                        July 8, 2015
MATURITY BALANCE                      $82,300,000
BORROWER:                             Del Monte - POH, LLC
                                      Del Monte - DMSJH, LLC
                                      Del Monte - KMBC, LLC, and
                                      Del Monte - DMCH, LLC
INTEREST CALCULATION:                 Actual/360
CALL PROTECTION:                      Lockout/defeasance through and including
                                      the date that is six months prior to the
                                      Maturity Date
LOAN PER SQUARE FOOT:                 $121(1)
UP-FRONT RESERVES:                    Engineering Reserve:          $ 100,000(3)
ONGOING RESERVES:                     Tax Reserve:                        Yes(4)
     (MONTHLY)                        Replacement Reserve:                Yes(5)
LOCKBOX:                              Hard
MEZZANINE:                            None

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:               Single Asset
PROPERTY TYPE:                        Retail
PROPERTY SUB-TYPE:                    Anchored
LOCATION:                             Monterey, CA
YEAR BUILT/RENOVATED:                 1967/2004
SQUARE FEET:                          677,376
OCCUPANCY AT U/W(6)                   98%
OWNERSHIP INTEREST:                   Fee

MAJOR TENANT(S)                     NRSF      % OF TOTAL NRSF   LEASE EXPIRATION
---------------                     ----      ---------------   ----------------
Macy's                             237,150        35.0%             7/31/2018
Mervyn's(7)                         82,600        12.2%             7/31/2010
Century Theatres                    45,014         6.6%            12/31/2024

PROPERTY MANAGEMENT:                  American Assets, Inc.

                                              12/31/2004     4/30/2005       U/W
                                              ----------     ---------       ---
NET OPERATING INCOME:                         $ 6,890,494   $ 7,508,870  $ 7,526,110
NET CASH FLOW:                                                           $ 7,070,323
DSCR:                                                                           1.72x

APPRAISED VALUE:                      $114,000,000
APPRAISAL DATE:                       May 16, 2005
CUT-OFF DATE LTV RATIO(1):            72.2%
MATURITY/ARD LTV RATIO:               72.2%

(1)  Based on November 2005 Cut-off Date.
(2)  The Del Monte Center Loan is interest-only for the entire term.
(3) The replacement reserve was established at closing in the amount of $100,000 to fund ongoing repairs and replacement at the property.
(4) The borrower is required to make monthly payments into a tax reserve to accumulate funds necessary to pay all taxes prior taxes prior to their respective due dates. The borrower's obligation to make monthly payments into an insurance reserve are waived until the occurrence and during the continuance of a Trigger Event. A "Trigger Event" means (i) a default under the Del Monte Center Loan, (ii) bankruptcy of the borrower, or (iii) a DSCR less than 1.15x.
(5) The borrower is required to deposit 1/12 of amount drawn per month into a replacement reserve to fund ongoing repairs and replacements, PROVIDED that the borrower will not required to make any payments into the replacement reserve if the balance of the reserve equals or exceeds $100,000.
(6)  Occupancy is based on May 1, 2005 rent roll.
(7) The portion of the Del Monte Center Property by Mervyn's is subject to ground lease.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                                DEL MONTE CENTER

                             ADDITIONAL INFORMATION

- Del Monte Center (the "Subject" or the "Center") is a 677,376 square foot, single-level, open-air regional mall that is anchored by Macy's, Macy's Homestore and Mervyn's. Major tenants include Century Theatres, Whole Foods Market, Rite Aid and Petco. Mervyn's owns its improvements, but is subject to a ground lease.

- Situated on a 46.32-acre site, the Center opened in 1967 and has been substantially expanded and renovated over the years. In 1984, Mervyn's was added and in December 2004, a new 13-screen Century Theatres with stadium seating and a free-standing California Pizza Kitchen were added to the tenant mix. Based on its location, occupancy, sales performance, tenancy and overall quality and appeal, the Subject is considered the dominant mall in its trade area.

- The Subject's primary competition consists of two regional malls and smaller shopping center, namely Northridge Mall, Carmel Plaza, and Capitola Mall. Northridge Mall and Capitola Mall are both regional malls, but are located over 19 miles from the Subject. Although Carmel Plaza is not a regional mall, it is considered a competitive property. It features boutique and up-scale tenants, and only targets a small niche of the market. Although the trades areas for the competitive properties overlap, each property serves its own particular niche because of factors that include distance, drive times and tenant mix.

- Del Monte Center is located on the central coast of California in the City of Monterey, 75 miles southwest of San Jose. The Subject has good visibility from both directions on north/south running Pacific Coast Highway 1, the primary means of commuting from Santa Cruz to Monterey and Carmel. This location is close to several major tourist attractions including Pebble Beach, the Monterey Aquarium, Monterey's Fisherman's Wharf and is surrounded by affluent coastal California communities.

- The in-line and pad spaces feature a diverse tenant mix of nationally recognized tenants including Ann Taylor Loft, Gap/Gap Kids, The Body Shop, The Bombay Company, Starbucks and Chico's Fas, Inc. With the addition of the new Century Theatres and mix of restaurant tenants including California Pizza Kitchen, Marie Callendar's Restaurant and Chipotle Mexican Grill, the Subject has established itself as the preferred entertainment and shopping venue in the area.

- Reflecting the strength of the Center, the Borrower has been able to attract strong new tenants including Aeropostale, Cold Stone Creamery, Hot Topic and Pacific Sunwear since they acquired the property in 2004. In addition, the Macy's Homestore is in the process of expanding their space, more than doubling its size from 18,800 SF to 39,000 SF.

- The Center benefits from strong occupancy and sales performance. Del Monte Center is currently 95% occupied and is 98% leased including tenants expected to take occupancy by the end of 2005. The Center has averaged a 97% occupancy rate since 2002. Comparable mall shop sales as of 2004 were $423/SF with an occupancy cost of 7.1%.

- The City of Monterey is an affluent community located along the California central coast. Other communities in the area include Carmel and Pebble Beach. In addition to drawing on the residential base, the Center also benefits from Monterey Bay's reputation as a vacation destination, drawing an estimated 8 million visitors each year. With 70% staying in the area for a minimum of three nights, this represents approximately $414 million of tourist revenue annually for the region. The economic outlook is good given the foundation of the local economy.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                                DEL MONTE CENTER

                       ADDITIONAL INFORMATION (CONTINUED)

- The average household income within a 10-mile and 20-mile radius is currently $78,536 and $73,926, respectively. These are expected to increase to $89,090 and $84,976, respectively, over the next five years, representing a 2.7% increase. Within a 10-mile radius of the Center, the population is expected to grow to 133,671 by 2009. The population within a 20-mile radius is projected to grow to 346,975 for the same time period. Monterey County's population exceeded 418,000 as of January 1, 2004, a 1.4% increase over 2003. The county has over 125,000 households and is expected to grow 0.72% over the next 5 years. The Median Price Single-Family Home was approximately $625,000. The Subject is expected to continue to benefit from the strong demographics in the local area.

- The Sponsor for the borrowing entity is American Assets, Inc. ("AAI"), a real estate investment, development and management company founded in 1967. AAI acts as the parent company for a diverse group of businesses operating primarily in the real estate, banking, insurance and investment management industries. AAI is the controlling shareholder of Westcorp (NYSE "WES"), Western Insurance Holdings, Inc. and is the controlling general partner in most of its affiliated real estate and investment management partnerships. AAI also acts as an internal service company, which provides managerial expertise in real estate acquisitions, development, construction, property management, asset management and investment management. AAI's assets under control have grown from $4.4 billion in 1998 to in excess of $14.5 billion in 2005, a 26.0% compounded average growth rate.

- AAI is currently one of the largest real estate groups in San Diego. The company's portfolio includes approximately 3.1 million square feet of retail, 1.5 million square feet of office and over 1,000 residential apartment units. AAI has primarily focused its real estate investment in the San Diego region but also has significant holdings in Northern California, Arizona, Nevada, Texas and Hawaii.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                                DEL MONTE CENTER

LEASE ROLLOVER SCHEDULE (1)

                                                                                              % OF TOTAL BASE    CUMULATIVE % OF
                      # OF LEASES     AVERAGE BASE RENT    % OF TOTAL SF     CUMULATIVE %     RENTAL REVENUES     TOTAL RENTAL
        YEAR            ROLLING         PER SF ROLLING        ROLLING        OF SF ROLLING        ROLLING       REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------------------------------
         MTM               2                $  0.00             0.4%              0.4%              0.0%               0.0%
        2005               5                $ 22.69             2.8%              3.2%              5.6%               5.6%
        2006              15                $ 20.35             9.0%             12.2%             16.0%              21.6%
        2007              11                $ 29.60             3.3%             15.5%              8.5%              30.1%
        2008              15                $ 26.33             5.4%             20.9%             12.5%              42.6%
        2009               4                $ 10.48             3.2%             24.1%              2.9%              45.6%
        2010              12                $  8.39            19.6%             43.7%             14.5%              60.0%
        2011               3                $ 26.21             1.4%             45.1%              3.3%              63.3%
        2012               1                $ 22.00             0.5%             45.6%              1.0%              64.3%
        2013               1                $ 28.00             0.3%             45.9%              0.7%              64.9%
        2014               5                $ 21.02             5.6%             51.5%             10.4%              75.3%
        2015               5                $ 24.55             3.3%             54.8%              7.1%              82.4%
  GREATER THAN 2015        7                $  4.61            43.4%             98.2%             17.6%             100.0%
       Vacant            N/A                    N/A             1.8%            100.0%              N/A                N/A

(1)  Data based on rent roll dated 5/1/2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                                  PALMER CENTER
                                                                 [GRAPHIC]
[GRAPHIC]                                                        [GRAPHIC]
Colorado Springs, CO                                             [GRAPHIC]
[GRAPHIC]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                                  PALMER CENTER

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:           $79,580,000
CUT-OFF DATE PRINCIPAL BALANCE(1):    $79,580,000
FIRST PAYMENT DATE:                   September 1, 2005
MORTGAGE INTEREST RATE:               5.0800% per annum
AMORTIZATION TERM:                    360 months(2)
HYPERAMORTIZATION:                    N/A
ARD DATE:                             N/A
MATURITY DATE:                        August 1, 2015
MATURITY BALANCE:                     $73,481,285
BORROWER:                             Levy Palmer, Ltd., Palmer Center, Ltd. and
                                      Overland Palmer, L.P., acting as
                                      tenants-in-common
INTEREST CALCULATION                  Actual/360
CALL PROTECTION:                      Lockout/defeasance through and including
                                      the date that is four months prior to the
                                      Maturity Date.
LOAN PER SQUARE FOOT:                 $174(1)
UP-FRONT RESERVES:                    TI/LC Reserve:              $   270,000(3)
                                      Earnout Reserve:            $ 2,095,400(4)
ONGOING RESERVES:                     Tax and Insurance Reserve:          Yes
   (MONTHLY)                          Replacement Reserve:        $     5,730
                                      TI/LC Reserve:              $    54,236(5)
LOCKBOX:                              Modified
MEZZANINE:                            None

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:               Single Asset
PROPERTY TYPE:                        Office
PROPERTY SUB-TYPE:                    CBD
LOCATION:                             Colorado Springs, CO
YEAR BUILT/RENOVATED:                 1966/1990
SQUARE FEET:                          458,331(6)
OCCUPANCY AT U/W(7):                  95%
OWNERSHIP INTEREST:                   Fee

MAJOR TENANT(S)                      NRSF   % OF TOTAL NRSF   LEASE EXPIRATION
---------------                      ----   ---------------   ----------------
Wells Fargo Bank                    48,223       10.5%           6/30/2015
Insurance Technologies              35,775        7.8%           3/31/2012
Colorado Springs Health Partners    27,512        6.0%           6/30/2014

PROPERTY MANAGEMENT:                  Cushman and Wakefield, Inc.

                                      12/31/2004       4/30/2005        U/W
                                      ----------       ---------        ---
NET OPERATING INCOME:                 $ 6,839,237     $ 6,960,461   $ 6,967,516
NET CASH FLOW:                                                      $ 6,228,205
DSCR(8):                                                                   1.24x

APPRAISED VALUE:                      $100,000,000
APPRAISAL DATE:                       June 13, 2005
CUT-OFF DATE LTV RATIO(1)(8):         77.5%
MATURITY/ARD LTV RATIO:               73.5%

(1)  Based on November 2005 Cut-off Date.
(2)  The Palmer Center Loan has an interest-only period of 60 months.
(3) The TI/LC reserve was established at closing in the amount of $270,000 to fund tenant improvements and leasing commissions.
(4) The Palmer Center Loan is structured with a $2,095,400 earnout reserve pre-funded through a letter of credit. The earnout reserve will be released if the Palmer Center Property satisfies the following conditions, among others: (i) a debt service overage ratio of at least 1.20x; (ii) a minimum occupancy of 91.8% (excluding any month to month tenancies); (iii) Wells Fargo Mortgage Company executes and delivers a lease for at least 7,410 square feet at a rate of not less than $16.50 per rentable square foot and a term of not less than five years, with no more than 60 days free rent and
     (iv) the portion of the Oracle space currently subleased to Philips Electronics is leased at a rate of not less than $12.50 per rentable square foot for a term of not less than five years to Philips Electronics or another tenant, or tenants, of similar creditworthiness as Philips Electronics. If such conditions are not met as of the second anniversary of the closing date, then the lender may draw on the letter of credit and apply the proceeds thereof to partially defease the loan, provided that if the condition described in clause (iii) above has been met and no event of default exists, then the funds on deposit in the earnout reserve will be applied to partially defease the loan to the extent necessary to satisfy the debt service coverage ratio of 1.20x and any remaining balance in the earnout reserve will be released to the borrower.
(5) The borrower is required to deposit $54,236 per month into a TI/LC reserve to fund tenant improvements and leasing commissions, PROVIDED that the borrower will not be required to make any payments into the TI/LC reserve if the balance of the reserve equals or exceeds $2,000,000. The borrower is permitted to deliver a letter of credit in lieu of making monthly deposits into such TI/LC reserve.
(6)  Does not include approximately 1,642 underground parking spaces.
(7)  Occupancy based on the July 1, 2005 rent roll.
(8) U/W DSCR and Cut-Off Date LTV Ratio are calculated net of $2,095,400 letter of credit.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                                  PALMER CENTER

                             ADDITIONAL INFORMATION

- The Palmer Center loan is secured by two office towers: the 16-story Wells Fargo Tower (220,830 NRSF) and the 15-story Holly Sugar Building (148,257
     NRSF); plus a retail plaza (5,811 NRSF); a two-story low-rise office building known as the Atrium (83,433 NRSF) and a 1,642 space subterranean parking garage located within the Palmer Center Complex. The total complex contains 458,331 square feet of net rentable area and rests on a 3.780-acre parcel of land which is an entire city block in Colorado Springs CBD. The property was constructed in phases from 1966 through 1990. As of July 1, 2005, the property was 95% occupied.

- There are over 60 tenants at the property. Of those twelve tenants, 21% are credit tenants. Primary tenants at the property are: Wells Fargo Bank (S&P:
     AA-, Insurance Technologies, software consultants to insurance companies, Colorado Springs Health Partners, Oracle Corporation, Westmoreland Coal (headquarters), Holland and Hart, Merrill Lynch, UBS Financial Services, and Bank West (S&P: A+) amongst others. The largest tenant is Wells Fargo which also has signage and naming rights on the Wells Fargo Tower.

- The property is located in Colorado Springs, Colorado. Colorado Springs is the second largest city in Colorado and is located approximately 70 miles south of Denver. The property is situated within the Colorado Springs CBD and is bounded by Cascade Avenue on the east, Colorado Avenue to the south, Antlers Park on the west and Pikes Peak Avenue on the north.

- There are three borrowing entities taking title as tenants-in-common: Levy Palmer, Ltd., Overland Palmer, L.P., and Palmer Center, Ltd. The entities are controlled by Dan and Raymond Levy, David J. Azrieli and Jona Goldrich. The three groups are tenants-in-common, with the Azrieli and Goldrich groups each having 40% interest and the Levy's having a 20% interest. The property is managed by Cushman and Wakefield who have on-site offices and personnel. Cushman and Wakefield is a subcontractor of Unilev Corporation, a management company affiliated with two of the sponsors.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                                  PALMER CENTER

LEASE ROLLOVER SCHEDULE (1)

                                                                                            % OF TOTAL BASE      CUMULATIVE % OF
                 # OF LEASES     AVERAGE BASE RENT      % OF TOTAL SF      CUMULATIVE %     RENTAL REVENUES       TOTAL RENTAL
    YEAR           ROLLING         PER SF ROLLING          ROLLING         OF SF ROLLING        ROLLING         REVENUES ROLLING
----------------------------------------------------------------------------------------------------------------------------------
    2005              7                $ 14.10               8.3%               8.3%              8.0%                 8.0%
    2006             15                $ 16.27               5.7%              14.1%              6.3%                14.3%
    2007             16                $ 15.68              11.8%              25.9%             12.6%                27.0%
    2008             14                $ 17.51              15.2%              41.1%             18.1%                45.1%
    2009             12                $ 16.01               7.7%              48.9%              8.4%                53.5%
    2010              6                $ 16.70               6.8%              55.7%              7.7%                61.3%
    2011              3                $ 18.18               9.9%              65.5%             12.2%                73.5%
    2012              3                $ 11.68              10.3%              75.8%              8.2%                81.6%
    2014              2                $  8.24               8.8%              84.6%              4.9%                86.6%
    2015              1                $ 18.72              10.5%              95.2%             13.4%               100.0%
   Vacant           N/A                    N/A               4.8%             100.0%              N/A                  N/A

(1)  Data based on rent roll dated 7/1/2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                                 120 WALL STREET

[GRAPHIC]                                                         [GRAPHIC]
New York, NY
[GRAPHIC]
[GRAPHIC]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                                 120 WALL STREET

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:           $70,000,000
CUT-OFF DATE PRINCIPAL BALANCE(1):    $70,000,000
FIRST PAYMENT DATE:                   November 1, 2005
MORTGAGE INTEREST RATE:               4.9000% per annum
AMORTIZATION TERM:                    N/A(2)
HYPERAMORTIZATION:                    N/A
ARD DATE:                             N/A
MATURITY DATE:                        October 1, 2012
MATURITY BALANCE:                     $70,000,000
BORROWER:                             120 Wall Company L.L.C.
INTEREST CALCULATION:                 Actual/360
CALL PROTECTION:                      Lockout/defeasance through and including
                                      the date that is seven months prior to the
                                      Maturity Date.
LOAN PER SQUARE FOOT:                 $115(1)

UP-FRONT RESERVES:                    Engineering Reserve:         $ 82,500(3)

ONGOING RESERVES:                     Tax and Insurance Reserve:        Yes
  (MONTHLY)                           Replacement Reserve:         $  7,598(4)
                                      TI/LC Reserve:               $ 46,318(5)
LOCKBOX:                              Modified
MEZZANINE:                            None

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:               Single Asset
PROPERTY TYPE:                        Office
PROPERTY SUB-TYPE:                    CBD
LOCATION:                             New York, NY
YEAR BUILT/RENOVATED:                 1929/2005
SQUARE FEET:                          607,172
OCCUPANCY AT U/W(6):                  99%
OWNERSHIP INTEREST:                   Fee(7)

MAJOR TENANT(S)                    NRSF     % OF TOTAL NRSF    LEASE EXPIRATION
---------------                    ----     ---------------    ----------------
National Urban League             48,568         8.0%             6/30/2017
Weitz & Luxenberg                 41,941         6.9%             4/30/2002
New York State Nurses             25,190         4.1%             2/28/2013

PROPERTY MANAGEMENT:                  Silverstein Properties, Inc.

                                       12/31/2003    12/31/2004        U/W
                                       ----------    ----------        ---
NET OPERATING INCOME:                  $ 9,080,672   $ 6,205,819   $ 9,232,447
NET CASH FLOW:                                                     $ 8,530,490
DSCR:                                                                     2.45x

APPRAISED VALUE:                      $125,000,000
APPRAISAL DATE:                       June 1, 2005
CUT-OFF DATE LTV RATIO(1):            56.0%
MATURITY/ARD LTV RATIO:               56.0%

(1)  Based on November 2005 Cut-off Date.
(2)  The 120 Wall Street Loan is interest-only for the entire term.
(3) The engineering reserve was established at closing in the amount of $82,500 to fund immediate repairs.
(4) The borrower is required to deposit $7,598 per month into a replacement reserve to fund ongoing repairs and replacements. Such deposits by the borrower are waived PROVIDED that no event of default exists under the related loan documents and that the 120 Wall Street Loan maintains a DSCR of at least 1.20x for three calendar months.
(5) The borrower is required to deposit $46,318 per month into a TI/LC reserve to fund tenant improvements and leasing commissions. Such deposits by the borrower are waived PROVIDED that no event of default exists under the related loan documents and that the 120 Wall Street Loan maintains a DSCR of at least 1.20x for three calendar months.
(6)  Occupancy is based on August 1, 2005 rent roll.
(7) The entire fee interest in the 120 Wall Street Property has been pledged as security for the 120 Wall Street Loan. The mortgage encumbering the 120 Wall Street Property is secured by the borrower's pledge of its fee interest in certain condominium units comprising the 120 Wall Street Property, the borrower's leasehold interest in the remaining condominium units comprising the 120 Wall Street Property and the fee interest underlying such leasehold interest.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                                 120 WALL STREET

                             ADDITIONAL INFORMATION

- The 120 Wall Street Loan is expected to be shadow rated BBB- and BBB by S&P and Fitch respectively.

- The 120 Wall Street Loan is secured by a 34-story, Class A-, multi-tenant office property on 0.55 acres of land in New York City. The Property was built in 1929 and has been continually renovated and modernized since construction. As of August 1, 2005, the property was 99% leased and occupied by 50 tenants.

- In 1992, Silverstein Properties and the New York City Economic Development Corporation (EDC) established 120 Wall Street as the "Association Center", a designation that provided the ability to lease to not-for-profit organizations and receive various benefits including real estate tax exemptions. This designation has since expired. The building is divided into separate condominium units for each tenant space and is currently over 70% occupied with not-for- profit tenants. The property's largest tenants include non-profit organizations, including the National Urban League, the Juvenile Diabetes Foundation, AmFAR, the Center for Reproductive Law, and the Jewish Child Care Association. Among the largest for-profit tenants are Weitz & Luxenberg and Stroock & Stroock, two law firms.

-    The Borrower is 120 Wall Company L.L.C. The Sponsor is Larry Silverstein.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                                 120 WALL STREET

LEASE ROLLOVER SCHEDULE (1)

                                                                                                % OF TOTAL BASE    CUMULATIVE % OF
                          # OF LEASES    AVERAGE BASE RENT    % OF TOTAL SF    CUMULATIVE %     RENTAL REVENUES      TOTAL RENTAL
          YEAR              ROLLING        PER SF ROLLING        ROLLING       OF SF ROLLING        ROLLING        REVENUES ROLLING
--------------------------------------- -------------------------------------------------------------------------------------------
           MTM                 9              $ 15.31              0.5%             0.5%               0.4%               0.4%
          2006                 1              $ 21.00              1.1%             1.7%               1.1%               1.4%
          2007                 4              $ 22.40              5.4%             7.0%               5.4%               6.8%
          2008                 6              $ 22.68              7.6%            14.7%               7.8%              14.6%
          2009                13              $ 27.14             19.0%            33.7%              23.2%              37.8%
          2010                 6              $ 25.09              7.1%            40.7%               8.0%              45.8%
          2011                11              $ 18.95             15.8%            56.5%              13.4%              59.2%
          2012                13              $ 20.19             15.5%            72.0%              14.1%              73.3%
          2013                 7              $ 22.23             14.8%            86.8%              14.8%              88.0%
          2015                 1              $ 28.00              3.9%            90.7%               4.9%              92.9%
    GREATER THAN 2015          1              $ 19.74              8.0%            98.7%               7.1%             100.0%
         Vacant              N/A                  N/A              1.3%           100.0%               N/A                N/A

(1)  Data based on rent roll dated 8/1/2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                                  THE PALISADES

[GRAPHIC]                                                         [GRAPHIC]
Bethesda, MD                                                      [GRAPHIC]
[GRAPHIC]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                                  THE PALISADES

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:           $65,000,000
CUT-OFF DATE PRINCIPAL BALANCE(1):    $65,000,000
FIRST PAYMENT DATE:                   March 11, 2005
MORTGAGE INTEREST RATE:               5.2500% per annum
AMORTIZATION TERM:                    360 months(2)
MATURITY DATE:                        January 11, 2015
MATURITY BALANCE:                     $56,690,433
BORROWER:                             Bethesda Triangle, LLC
INTEREST CALCULATION:                 Actual/360
CALL PROTECTION:                      Lockout/defeasance through and including
                                      the date that is four months prior to the
                                      Maturity Date.
LOAN PER UNIT:                        $209,677
UP-FRONT RESERVES:                    None
ONGOING RESERVES:                     Tax and Insurance Reserve:           Yes
   (MONTHLY)                          Replacement Reserve:             $ 4,133
LOCKBOX:                              Springing
MEZZANINE:                            None

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:               Single Asset
PROPERTY TYPE:                        Multifamily
PROPERTY SUB-TYPE:                    Conventional
LOCATION:                             Bethesda, MD
YEAR BUILT/RENOVATED:                 2002/2005
UNITS:                                310
OCCUPANCY AT U/W(3):                  92%
OWNERSHIP INTEREST:                   Fee

PROPERTY MANAGEMENT:                  Southern Management Corporation

                                            N/A      7/31/2005         U/W
                                            ---      ---------         ---
NET OPERATING INCOME:                               $ 3,199,109    $ 5,773,325
NET CASH FLOW:                                                     $ 5,711,325
DSCR:                                                                     1.33x

APPRAISED VALUE:                      $97,000,000
APPRAISAL DATE:                       January 10, 2005
CUT-OFF DATE LTV RATIO(1):            67.0%
MATURITY/ARD LTV RATIO:               58.4%

(1)  Based on November 2005 Cut-off Date.
(2)  The Palisades Loan has an interest-only period of 24 months.
(3)  Occupancy is based on September 1, 2005 rent roll.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                                  THE PALISADES

                             ADDITIONAL INFORMATION

- The Palisades (the "Subject") is a 310-unit Class A apartment complex located in Bethesda, Maryland. The Subject is a fourteen story high rise complex containing 27,825 square feet of ground floor commercial space and a four level, 514 space, underground parking garage. The collateral's unit mix is comprised of 30 studio units, 131 one-bedroom units, 90 two-bedroom units, 9 three-bedroom units, and 50-penthouse units. The Subject was completed in early 2005 and was 91.9% occupied as of September 2005.

- The Subject is situated on a 1.299-acre site located in the Washington MSA. Bethesda is one of the more affluent suburbs in the region with large concentrations of office space and a diverse array of eateries and entertainment venues that contribute to its desirability among current and prospective residents. Given the limited availability of land in the region, the neighborhood's close proximity to Washington DC, and a well developed transportation infrastructure including Interstates 495, Interstate 270, Route 187 and Route 193, existing developments are expected to benefit from a rising demand for apartments and limited supply.

- Subject amenities include a concierge, clubroom, fitness center and business center. Residents also have the use of a swimming pool at the adjacent Triangle Towers (also known as Trinity Towers), which has common ownership. Unit amenities include premium quality kitchen finishes and appliances, free internet service, in-unit laundry and balconies on most units. Units on the penthouse level have a superior amenity package, which includes continental breakfast, a special sky-lounge, free parking and a separate concierge area.

- The Washington area is considered one of the top real estate markets in the nation, primarily buoyed by the presence of the Federal Government. However, over the past decade, there has been significant expansion in the presence of technology and healthcare companies. The rental apartment market in the area remains strong with nearly 700,000 renter households. Washington ranks fourth in the nation in the size of its multifamily housing market. According to a recent report published by the Washington Area Council of Government, trends in employment growth and increases in per capita income have contributed to strengthened demand for housing units throughout the region.

- The Subject is a Class A, luxury building and consequently rents at the Subject are generally higher than the market comparables on a per square foot basis. Without accounting for the penthouse units, Subject efficiency average rent is $2.37/SF while the market comparable rents are $2.27 - $2.90/SF, Subject 1-bedroom average rent is 2.21/SF while the market comparable rents are $1.63 - $2.68/SF, the Subject 2-bedroom average rent is 2.15/SF while the market comparable rents are $1.79 - $2.26/SF, the Subject 3-bedroom average rent is 2.36/SF while the market comparable rents are $1.82 - $2.67/SF, and the Subject penthouse average rent is 3.12/SF while the market comparable rents are $1.76 - $2.46/SF. The Subject offers higher quality units, and all utilities are included in the rental rate. The Subject's comparable properties have an average occupancy of approximately 94%.

- Population trends show consistent positive growth in the immediate area, which is consistent with development patterns. According to Marshall and Swift, household population in a one and three mile radius of the Subject increased by 499 and 2,755 respectively between 2000 and 2004, representing annual growth of 0.67% and 0.51%, respectively. Furthermore, the Subject is located within an area that is largely a mix of upper income households with average household income in a one and three mile radius at $116,529 and $143,445, respectively.

- The Sponsor for the borrowing entity, David H. Hillman, is a well-established local developer who has been active in real estate for more than 40 years. He is a member of the board of directors for the Washington Area Apartment and Office Building Association and was appointed by the Governor of Maryland to help revise landlord/tenant laws in the state. Mr. Hillman is a repeat client of Column Financial, Inc. having borrowed more than $1 billion and has a net worth in excess of $239.5 million.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                                  THE PALISADES

                       ADDITIONAL INFORMATION (CONTINUED)

- The Palisades is managed by Southern Management Corporation ("SMC"), the largest privately owned residential property management company in the Mid-Atlantic region. Currently, the firm owns/manages in excess of 70 apartment home communities totaling over 25,000 units. David H. Hillman is Chairman and CEO of SMC.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                            SILVER PORTFOLIO - KIMCO

[GRAPHIC]                                    [GRAPHIC]
Various properties in Virgina and Maryland   Silver Portfolio-Kimco-Circuit
                                                                       City
[GRAPHIC]                                    [GRAPHIC]
Silver Portfolio-Kimco-Olive Garden          Silver Portfolio-Kimco-CVS
                                             Layfayette

                                             [GRAPHIC]
                                             Silver Portfolio-Kimco-
                                             Ruby Tuesday's (Plank Road)

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                            SILVER PORTFOLIO - KIMCO

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:           $65,000,000
CUT-OFF DATE PRINCIPAL BALANCE(1):    $64,933,333
FIRST PAYMENT DATE:                   October 1, 2005
MORTGAGE INTEREST RATE:               4.9400% per annum
AMORTIZATION TERM:                    360 months(2)
HYPERAMORTIZATION:                    N/A
ARD DATE:                             N/A
MATURITY DATE:                        September 1, 2015
MATURITY BALANCE:                     $56,625,891
BORROWER:                             45 separate Delaware limited liability
                                      companies owned by Kimnet VA, LLC
INTEREST CALCULATION:                 Actual/360
CALL PROTECTION:                      Lockout/defeasance through and
                                      including the date that is four months
                                      prior to the Maturity Date.(3)
LOAN PER SQUARE FOOT:                 $209(1)
UP-FRONT RESERVES:                    None
ONGOING RESERVES:                     Tax and Insurance Reserve:    Yes(4)
   (MONTHLY)                          Replacement Reserve:          Yes(5)
LOCKBOX:                              Springing
MEZZANINE:                            None

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:               Portfolio
PROPERTY TYPE:                        Retail
PROPERTY SUB-TYPE:                    Single Tenant
LOCATION(S):                          Various(6)
YEAR BUILT:                           1966 - 2005
SQUARE FEET:                          310,610
OCCUPANCY AT U/W(7):                  100%
OWNERSHIP INTEREST:                   Fee
PROPERTY MANAGEMENT:                  Various(8)

                                      N/A       12/31/2004          U/W
                                      ---       ----------          ---
NET OPERATING INCOME:                           $ 4,147,465     $ 4,993,572
NET CASH FLOW:                                                  $ 4,978,132
DSCR:                                                                  1.24x

APPRAISED VALUE:                      $84,800,000
APPRAISAL DATE:                       July 9-14, 2005
CUT-OFF DATE LTV RATIO(1):            76.6%
MATURITY/ARD LTV RATIO:               66.8%

(1)  Based on November 2005 Cut-off Date.
(2) For the first four years of the Silver Portfolio - Kimco Loan, the borrower under the Silver Portfolio - Kimco Loan is required to make monthly principal payments based on a fixed annual amount. The annual fixed amount principal payment for: year one is $400,000; year two is $550,000; year three is $625,000; and year four is $725,000. Thereafter, payments on the Silver Portfolio - Kimco Loan will be based on a 30-year amortization schedule based upon the remaining principal balance of the Silver Portfolio
     - Kimco Loan after the principal payment due in year four.
(3) Partial prepayment of up to $10,000,000 permitted with yield maintenance. After lockout period, partial defeasance of up to $10,000,000 (in addition to the $10,000,000 permitted to be prepaid with yield maintenance described in the preceding sentence) or defeasance in whole permitted.
(4) For so long as the borrower provides evidence of insurance, reserves will not be collected for insurance. For so long as the tenants at the Silver Portfolio - Kimco Properties are required by their respective leases to pay taxes, and supply evidence of their compliance therewith, reserves will not be collected for taxes.
(5) Monthly deposits by the borrower in respect of replacement reserves are waived provided that the sole tenant at each Silver Portfolio - Kimco Property is obligated by the terms of its respective lease to perform maintenance on the related Silver Portfolio - Kimco Property.
(6) The Silver Portfolio - Kimco Property consists of 45 separate single tenant properties throughout Maryland and Virginia.
(7)  Based on the July 12, 2005 rent roll.
(8)  Each Silver Portfolio - Kimco Property is managed by its respective tenant.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                            SILVER PORTFOLIO - KIMCO

                             ADDITIONAL INFORMATION

- The Silver Portfolio-Kimco is a portfolio of 45 single tenant retail buildings totaling 310,610 square feet. The properties are located in Fredericksburg, Richmond, Stafford, Dumfries, and Tappahannock, Virginia and Columbia, Maryland (the "Portfolio"). The buildings were constructed between 1966 and 2005. As of July 12, 2005, the Portfolio was 100% leased and 97.4% occupied by 45 tenants occupying buildings between 1,702 square feet and 33,179 square feet, with an average of 6,902 square feet.

- 27 of the properties are part of the Central Park development, a retail center located in Fredericksburg, Virginia, that is anchored by Wal-Mart, Lowe's, Target and a Shopper's Grocery Store (none of which anchors are included in the collateral securing the Silver Portfolio-Kimco Loan).

- The largest tenants in the portfolio are Circuit City (10.68% of NRA), Bassett Furniture (10.3% of NRA), NTB Tires (3.57% of NRA), Chuck E Cheese (3.41% of NRA), CVS-Lafayette (3.26% of NRA), CVS-Courthouse (3.26% of
     NRA), Shoney's (3.26% of NRA), and Cracker Barrel (3.22% of NRA). Investment-grade tenants occupy 15.31% of the total square footage of the portfolio and account for 26.9% of the rental income. In addition, the majority of the stores in the portfolio are corporate-owned with only 3.7% of the square footage and 3.5% of total rent comes from franchisees.

- The borrower consists of 45 separate limited liability companies, each of which is organized under the laws of the State of Delaware. Each individual borrower is 100% owned by Kimnet VA, LLC, which is directly or indirectly owned by Kimnet Silver, LLC. Kimnet Silver, LLC is owned by Kimco Realty Corporation, and by VAMD Retail Realty, LLC, each of which is a sponsor of the Silver Portfolio - Kimco Mortgage Loan borrower. VAMD Retail Realty, LLC is 100% owned by General Electric Pension Fund.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                            SILVER PORTFOLIO - KIMCO

PORTFOLIO ANALYSIS TABLE

                                                                                        ALLOCATED LOAN  LEASE EXPIRATION  YEAR BUILT
 #  PROPERTY NAME                          CITY      STATE   NRA (SF)  APPRAISED VALUE    AMOUNT (1)          DATE
------------------------------------------------------------------------------------------------------------------------------------
 1  Circuit City                     Fredericksburg    VA     33,179     $ 7,940,000      $ 6,079,843       1/31/2018       2002
 2  Lafayette                        Fredericksburg    VA     10,125     $ 3,590,000      $ 2,748,947       1/31/2022       2001
 3  First Citizens Bank              Fredericksburg    VA      3,000     $ 3,280,000      $ 2,511,572      11/30/2018       1989
 4  Carlos O'Kelly's Mexican         Stafford          VA      7,310     $ 3,120,000      $ 2,389,056      11/30/2009       1989
 5  CVS-Courthouse                   Fredericksburg    VA     10,125     $ 2,980,000      $ 2,281,855       1/31/2019       1999
 6  Bassett Furniture                Fredericksburg    VA     32,000     $ 2,820,000      $ 2,159,340      10/31/2019       1999
 7  Famous Dave's Ribs               Columbia          MD      6,780     $ 2,800,000      $ 2,144,025       4/30/2012       1997
 8  Fox & Hound                      Fredericksburg    VA      8,000     $ 2,150,000      $ 1,646,305       3/31/2020       2005
 9  Wawa                             Fredericksburg    VA      4,828     $ 2,060,000      $ 1,577,390      10/31/2015       1998
10  Ruby Tuesday's (Plank Road)      Fredericksburg    VA      5,540     $ 2,000,000      $ 1,531,447       1/31/2016       1995
11  Advance Auto Parts               Fredericksburg    VA      7,000     $ 1,960,000      $ 1,500,817      12/21/2011       2001
12  Wachovia Bank                    Fredericksburg    VA      4,352     $ 1,940,000      $ 1,485,503      11/30/2018       1998
13  FAS Mart                         Fredericksburg    VA      2,170     $ 1,840,000      $ 1,408,931       1/31/2022       1997
14  Chipotle Mexican Grill           Fredericksburg    VA      3,000     $ 1,810,000      $ 1,385,959       5/25/2015       1994
15  BB&T Bank Branch                 Richmond          VA      3,060     $ 1,800,000      $ 1,378,302      10/31/2015       1985
16  Smokey Bones                     Fredericksburg    VA      7,241     $ 1,730,000      $ 1,324,701       1/31/2020       2005
17  Texas Steakhouse                 Fredericksburg    VA      5,892     $ 1,730,000      $ 1,324,701       8/30/2014       2004
18  Stafford Tire & Auto             Fredericksburg    VA      7,993     $ 1,730,000      $ 1,324,701      11/30/2023       2003
19  Tia's Tex Mex                    Fredericksburg    VA      7,256     $ 1,710,000      $ 1,309,387       1/31/2016       1995
20  Outback Steakhouse               Fredericksburg    VA      6,100     $ 1,670,000      $ 1,278,758      12/31/2009       1994
21  Cracker Barrel                   Fredericksburg    VA     10,002     $ 1,650,000      $ 1,263,444       6/20/2014       2004
22  Chick-Fil-A                      Fredericksburg    VA      4,261     $ 1,640,000      $ 1,255,786       1/31/2019       2004
23  Applebee's Building              Fredericksburg    VA      4,842     $ 1,620,000      $ 1,240,471      12/31/2006       1996
24  Chuck E Cheese                   Fredericksburg    VA     10,578     $ 1,620,000      $ 1,240,471       9/30/2014       1999
25  Chevy Chase Bank                 Fredericksburg    VA      3,650     $ 1,570,000      $ 1,202,186      11/30/2024       2004
26  Krispy Kreme Doughnut            Fredericksburg    VA      4,800     $ 1,570,000      $ 1,202,186       4/30/2020       2005
27  National Tire and Battery        Fredericksburg    VA     11,097     $ 1,540,000      $ 1,179,214      11/22/2017       1997
28  TGI Friday's                     Fredericksburg    VA      5,020     $ 1,540,000      $ 1,179,214      12/31/2008       1998
29  Olive Garden                     Fredericksburg    VA      8,027     $ 1,530,000      $ 1,171,556       2/28/2011       2001
30  McDonald's                       Fredericksburg    VA      6,000     $ 1,500,000      $ 1,148,585      11/30/2022       2002
31  O'Charley's                      Fredericksburg    VA      7,200     $ 1,490,000      $ 1,140,928       3/31/2019       2004
32  Long John Silver's               Fredericksburg    VA      2,909     $ 1,480,000      $ 1,133,271       5/31/2024       2004
33  Firestone Tire                   Fredericksburg    VA      7,200     $ 1,480,000      $ 1,133,271       9/30/2016       1966
34  International House of Pancakes  Fredericksburg    VA      5,126     $ 1,420,000      $ 1,087,327       6/30/2022       1997
35  Joe's Crab Shack (2)             Fredericksburg    VA      6,818     $ 1,360,000      $ 1,041,384      12/31/2023       2003
36  Provident Bank                   Fredericksburg    VA      1,762     $ 1,360,000      $ 1,041,384       9/30/2016       1999
37  Dairy Queen                      Stafford          VA      3,549     $ 1,350,000      $ 1,033,727       8/31/2037       1993
38  711                              Fredericksburg    VA      3,028     $ 1,330,000      $ 1,018,412       8/31/2018       1998
39  Shoney's Restaurant Building     Tappahannock      VA     10,125     $ 1,300,000      $   995,440       5/31/2023       1978
40  BB&T Bank                        Fredericksburg    VA      2,454     $ 1,230,000      $   941,840      12/31/2017       1997
41  Chick-Fil-A (Dunn Drive)         Stafford          VA      4,211     $ 1,200,000      $   918,868      10/31/2020       2000
42  Waffle House                     Dumfries          VA      1,702     $   950,000      $   727,437       7/1/2015        1995
43  Chick-Fil-A (Plank Road)         Fredericksburg    VA      3,822     $   910,000      $   696,809       7/31/2010       2000
44  Ruby Tuesday's- Jefferson Davis  Stafford          VA      4,400     $   900,000      $   689,150       1/31/2017       1998
45  Southland Log Homes              Fredericksburg    VA      3,076     $   600,000      $   459,434       6/30/2016       2001
                                                                       -------------------------------
                                                       TOTAL:            $84,800,000      $64,933,333

(1)  Based on a November 2005 Cut-off Date.
(2)  Joe's Crab Shack has the right to terminate its lease as of May 6, 2006.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                            SILVER PORTFOLIO - KIMCO

LEASE ROLLOVER SCHEDULE (1)

                                                                                               % OF TOTAL BASE      CUMULATIVE % OF
                    # OF LEASES     AVERAGE BASE RENT      % OF TOTAL SF      CUMULATIVE %     RENTAL REVENUES       TOTAL RENTAL
       YEAR           ROLLING         PER SF ROLLING          ROLLING         OF SF ROLLING        ROLLING         REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------------------------------
       2006              1               $ 19.35                1.6%              1.6%               1.8%                1.8%
       2008              1               $ 18.63                1.6%              3.2%               1.8%                3.6%
       2009              2               $ 17.04                4.3%              7.5%               4.4%                8.0%
       2010              1               $ 14.26                1.2%              8.7%               1.0%                9.0%
       2011              2               $ 14.26                4.8%             13.6%               4.1%               13.1%
       2012              1               $ 25.37                2.2%             15.7%               3.3%               16.4%
       2014              3               $ 11.44                8.5%             24.3%               5.8%               22.2%
       2015              4               $ 34.11                4.1%             28.3%               8.2%               30.4%
 GREATER THAN 2015      30               $ 16.32               71.7%            100.0%              69.6%              100.0%
      Vacant           N/A                   N/A                0.0%            100.0%               N/A                 N/A

(1)  Data based on rent roll dated 7/12/2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                         FRENCHMAN'S REEF & MORNING STAR

[GRAPHIC]                                                         [GRAPHIC]
St. Thomas, US Virgin Islands                                     [GRAPHIC]
[GRAPHIC]                                                         [GRAPHIC]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                         FRENCHMAN'S REEF & MORNING STAR

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:           $62,500,000
CUT-OFF DATE PRINCIPAL BALANCE(1):    $62,500,000
FIRST PAYMENT DATE:                   September [  ], 2005
MORTGAGE INTEREST RATE:               5.4400% per annum
AMORTIZATION TERM:                    360 months(2)
HYPERAMORTIZATION:                    N/A
ARD DATE:                             N/A
MATURITY DATE:                        August 11, 2015
MATURITY BALANCE:                     $55,840,454
BORROWER:                             BCM/CHI Frenchman's Reef, Inc.
INTEREST CALCULATION:                 Actual/360
CALL PROTECTION:                      Lockout/defeasance through and
                                      including the date that is four
                                      months prior to the Maturity Date.
LOAN PER ROOMS:                       $129,938(1)
UP-FRONT RESERVES:                    Engineering Reserve:        $ 1,155,943(3)
                                      Environmental Reserve:      $    10,000(4)
ONGOING RESERVES:                     Tax Reserve:                        Yes
   (MONTHLY)                          FF&E Reserve Fund:                  Yes(5)
LOCKBOX:                              Springing
MEZZANINE:                            None

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:               Single Asset
PROPERTY TYPE:                        Hotel
PROPERTY SUB-TYPE:                    Full Service
LOCATION:                             St. Thomas, United States Virgin Islands
YEAR BUILT/RENOVATED:                 1973/2001
ROOMS:                                481
U/W OCCUPANCY:                        72%
OWNERSHIP INTEREST:                   Fee
PROPERTY MANAGEMENT:                  Marriott Hotel Management Company (Virgin
                                      Islands), Inc., an affiliate of Marriott
                                      International, Inc.

                                            12/31/2004       5/31/2005        U/W
                                            ----------       ---------        ---
NET OPERATING INCOME:                       $ 7,876,952     $ 9,395,182   $ 9,064,867
NET CASH FLOW:                                                            $ 6,779,469
DSCR:                                                                            1.60x

APPRAISED VALUE:                      $85,600,000
APPRAISAL DATE:                       July 1, 2005
CUT-OFF DATE LTV RATIO(1):            73.0%
MATURITY LTV RATIO:                   65.2%

(1)  Based on November 2005 Cut-off Date.
(2) The Frenchman's Reef & Morning Star Loan has an interest-only period of 36 months.
(3) The engineering reserve was established at closing in the amount of $1,155,943 to fund immediate repairs.
(4) The environmental reserve was established at closing in the amount of $10,000 for certain structural repairs due to setting.
(5) The borrower is required to make monthly payments into an FF&E reserve of 1/12th of 5.5% of the gross income from operations to fund ongoing repairs and replacements of fixtures, furniture and equipment used in the operation of the Frenchman's Reef & Morning Star Property.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                         FRENCHMAN'S REEF & MORNING STAR

                             ADDITIONAL INFORMATION

- Frenchman's Reef & Morning Star (the "Subject") is a full-service resort property containing 481(1) available rooms located in St. Thomas, U.S. Virgin Islands on approximately 17 acres. The Subject is flagged and managed by Marriott International, Inc.

- The Subject's unique design offers guests two distinct types of accommodations. The first, Frenchman's Reef, features a traditional hotel design and layout, with an eight-story tower and three connecting wings that contain 385(2) guestrooms. The health club, spa and indoor meeting rooms are also housed in this portion of the Subject. The second type is Morning Star, which is situated at beach level, featuring 96 cottage-style accommodations as well as recreational amenities, and public areas.

- The Subject features 56,873 square feet of meeting space, six food and beverage outlets, a deli and convenience store, two outdoor pools, beachfront access, a health club and spa, two tennis courts, a dock, a business center, retail shops, and appropriate back-of-the-house facilities.

- The Subject was built in phases. The first opened in 1973, consisting of the eight-story, 245-room Ocean Tower and the five-story, 80-room Sea Cliff Wing. Subsequent additions included the three-story 60-room Harbour wing in 1979 and the 96 Morning Star cottages in 1984. Recent renovations include roughly $6.2 million in capital expenditures completed in 2004. As part of these renovations, approximately $2.1 million was spent on renovating 245 guestrooms, and $2.2 million was spent on the repair of concrete balconies in the Ocean Tower. The Borrower is in the process of carrying out additional renovations at the Subject whereby approximately $1.2 million were reserved at closing.

- The Subject's RevPAR has consistently improved historically. The Subject had a RevPAR of $117.92 in 2002, $127.88 in 2003, $135.03 in 2004, and
     $150.22 in the trailing twelve months ended August 2005. For the year-ended 2004, the hotel had occupancy and yield penetrations of 102.2% and 86.3% respectively. The Subject's lower yield penetration is associated with the below market ADR achieved by the Subject. After the completion of the renovations work, the Subject is expected to achieve a higher ADR and improve yield penetration.

- In 2004, the Subject's main demand generator was the free independent traveler segment, accounting for approximately 53% of the Subject's room nights, followed by the Wholesale segment at approximately 24%, Group segment at approximately 22% and Marriott Vacation Club International sales segment at approximately 1%.

- St. Thomas is the second largest island in the U.S. Virgin Islands, and houses the territory's capital Charlotte Amalie. With temperate climate and beautiful beaches, St. Thomas is a popular tourist destination. Visitors to the island have steadily increased since 1990 except during 2001 and 2002, which were impacted by September 11th and the subsequent recession and in 1995 and 1996, when the island was impacted by hurricanes. In 2004, an estimated 2.63 million people visited St. Thomas, an increase of 9.8% from the prior year. St. Thomas is evolving as a major cruise ship destination, with the number of cruise ship passengers visiting the island increasing to
     1.96 million in 2004 from 1.77 million in 2003 (an increase of 10.8%). The Subject is the closest major hotel to the cruise ship docks, putting it at a strategic advantage to capture the important cruise ship passenger portion of the market. In 2004, 77.6% of the visitors to the U.S. Virgin Islands came from the U.S. Mainland.

(1) The Property has 23 additional rooms that are currently leased by Marriott Vacation Club International ("MVCI") for use as sales offices and as model units for an adjoining MVCI timeshare property that is under construction. These 23 rooms are part of the collateral and are under a lease expiring in 2012. MVCI pays $300,000 per year in rent for the leased rooms.
(2) The Frenchman's Reef portion of the Subject has 408 guestrooms of which 23 units are currently leased to MVCI as described above.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                         FRENCHMAN'S REEF & MORNING STAR

                       ADDITIONAL INFORMATION (CONTINUED)

- The Subject's competitive set includes three other properties: the Westin St. John, the Wyndham Sugar Bay, and the Ritz Carlton St. Thomas. Prior to August of 2004, the competitive set also included the 290-room Grand Beach Palace Resort; this resort closed in August 2004 and is currently up for sale. According to Smith Travel Research, occupancy levels in the competitive market have remained above 65% since 2000; with 72.6%, 69.9% and 84.2% in 2003, 2004, and trailing twelve months ended May 2005. The Average Daily Rate has generally trended upward and in 2004 the market achieved an ADR of $223.14. Year-to-date data through May 2005 indicates a favorable trend with market RevPAR posting growth of 23.6% relative to the same period in 2004.

- The sponsor, Diamondrock Hospitality Limited Partnership ("Diamondrock"), operates as a real estate investment company. It owns, acquires, and invests in upscale hotel properties. The company focuses primarily on the acquisition of full-service, urban select service, and urban extended-stay lodging properties in the United States. Diamondrock Hospitality was formed in 2004 and is headquartered in Bethesda, Maryland. The company has a total market capitalization of approximately $582 million as of 9/23/2005. Diamondrock's proven strategy focuses on the acquisition of full-service lodging properties that are underperforming in their respective markets that would benefit from repositioning including re-branding, renovation or change in management. Their strategic partnership with Marriott enables them to leverage Marriott's extensive network, relationships and knowledge of lodging investment opportunities The firm is managed by William W. McCarten, John L. Williams, Mark W. Brugger, Sean Mahoney and Michael D. Schecter, who in aggregate, possess more than 80 years of experience in the lodging, real estate and service industries, including hotel asset management, acquisition, development, redevelopment, mergers and acquisitions, asset sales, and financing.

- The Subject is managed by Marriott International, Inc., a leading worldwide hospitality company with over 2,600 hotels under its various brands in the United States and 65 additional countries. Marriott Hotels, Resorts, and Suites is the company's flagship brand of upscale, full-service hotels and resorts. Each Marriott hotel features multiple restaurants and lounges, a health club, room service, a swimming pool, a whirlpool, a sauna, a gift shop, concierge service, a business center, and meeting facilities. The Subject also benefits from Marriott Rewards, which is a successful frequent traveler program that inspires brand loyalty. The main competitors of the Marriott brand include Hilton, Embassy Suites, DoubleTree, Sheraton, Westin, Fairmont, Hyatt, Inter-Continental, and Wyndham, among others.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                         FRENCHMAN'S REEF & MORNING STAR

                              OPERATING PERFORMANCE

               YEAR        OCCUPANCY         ADR           REVPAR
               ----        ---------         ---           ------
               U/W           72.0%         $ 198.00       $ 142.56
               T-12          74.7%         $ 201.00       $ 150.22
               2004          68.2%         $ 197.99       $ 135.03
               2003          71.2%         $ 179.60       $ 127.88
               2002          65.9%         $ 178.94       $ 117.92

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                             GALLERY AT SOUTH DEKALB

[GRAPHIC]                                                         [GRAPHIC]
Decatur, GA                                                       [GRAPHIC]
[GRAPHIC]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                             GALLERY AT SOUTH DEKALB

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:           $55,000,000
CUT-OFF DATE PRINCIPAL BALANCE(1):    $55,000,000
FIRST PAYMENT DATE:                   July 11, 2005
MORTGAGE INTEREST RATE:               5.2700% per annum
AMORTIZATION TERM:                    300 months(2)
HYPERAMORTIZATION:                    N/A
ARD DATE:                             N/A
MATURITY DATE:                        July 11, 2015
MATURITY BALANCE:                     $44,694,354
BORROWER:                             Thor South Dekalb Retail, LLC
INTEREST CALCULATION:                 Actual/360
CALL PROTECTION:                      Lockout/defeasance through and including
                                      the date that is seven months prior to the
                                      Maturity Date
LOAN PER SQUARE FOOT:                 $101(1)
UP-FRONT RESERVES:                    Repair Reserve:             $   240,563(3)
                                      ASW Reserve:                $ 7,000,000(4)
                                      TI/LC Reserve:              $   625,000(5)
                                      Other Reserve:              $ 1,810,100(6)
ONGOING RESERVES:                     Tax and Insurance Reserve:          Yes
  (MONTHLY)                           Replacement Reserve:        $     6,569
                                      Rollover TI/LC Reserve:     $    32,847(7)
                                      Abatement Reserve:          $    96,613(8)
LOCKBOX:                              Springing
MEZZANINE:                            None

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:               Single Asset
PROPERTY TYPE:                        Retail
PROPERTY SUB-TYPE:                    Anchored
LOCATION:                             Decatur, GA
YEAR BUILT/RENOVATED:                 1970/2004
SQUARE FEET:                          545,025
OCCUPANCY AT U/W(9)                   93%
OWNERSHIP INTEREST:                   Fee/Leasehold(10)

                                                   % OF           LEASE
MAJOR TENANT(S)                         NRSF    TOTAL NRSF     EXPIRATION
---------------                         ----    ----------     ----------
Amazing Rooms Home Place              160,000      29.4%        1/31/2012
South Dekalb Stadium Theater           40,000      7.3%        12/31/2020

PROPERTY MANAGEMENT:                  Thor Equities, LLC

                                        12/31/2004     2/28/2005        U/W
                                        ----------     ---------        ---
NET OPERATING INCOME:                   $ 4,379,337   $ 4,428,516   $ 6,204,387
NET CASH FLOW:                                                      $ 5,650,430
DSCR:                                                                      1.43x

APPRAISED VALUE:                        $72,000,000
APPRAISAL DATE:                         March 14, 2005
CUT-OFF DATE LTV RATIO(1):              76.4%
MATURITY/ARD LTV RATIO:                 62.1%

 (1) Based on November 2005 Cut-off Date.
 (2) The Gallery at South Dekalb Loan has an interest-only period of 24 months.
 (3) The Repair Reserve was established at closing in the amount of $240,563 to fund immediate repairs.
 (4) The ASW Reserve was established at closing in the amount of $7,000,000 to fund the demolition of the existing movie theater and construction of a new ASW movie theater.
 (5) The TI/LC Reserve was established at closing in the amount of $625,000 to fund tenant improvement and leasing commission obligations outstanding as of the date of closing.
 (6) The other reserve was established at closing in the amount of $1,810,100 to fund the following reserves: abatement reserve ($1,565,100) and CapEx reserve ($245,000).
 (7) The borrower is required to deposit $32,847 per month into a rollover TI/LC reserve to fund future tenant improvement and leasing commission obligations; PROVIDED that the borrower will not be required to make any payments into the rollover TI/LC reserve if the balance of the reserve equals or exceeds $1,000,000; PROVIDED, HOWEVER, that the $1,000,000 limit will not apply if within one year prior to the expiration of the Amazing Rooms Lease, lender does not receive a fully executed lease for the Amazing Rooms space with a term of no less than seven years at market rent.
 (8) The abatement reserve was established at closing in the amount of $96,613 to fund the following reserves: ASW abatement reserve ($58,333), Jimmy Jazz abatement reserve ($24,780) and Amazing Rooms abatement reserve ($13,500).
 (9) Occupancy is based on February 28, 2005 rent roll.
(10) Because of a tax abatement structure which replaces normal property taxes with PILOT payments at a reduced rate, a portion of the Gallery at South Dekalb Property is owned in fee simple by the Development Authority of Dekalb County, Georgia (the "Authority") and ground-leased to Thor Gallery. Another portion of the Gallery at South Dekalb Property is owned in fee by the other borrower, Thor Retail.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                             GALLERY AT SOUTH DEKALB

                             ADDITIONAL INFORMATION

- Located in Decatur, Georgia, the Gallery at South Dekalb (the "Subject" or the "Center") is a 720,558 square foot retail center anchored by Macy's (195,000 SF), Amazing Rooms Home Place (160,000 SF), and South Dekalb Stadium Theater (40,000 SF) along with 87 in-line stores (301,259 SF). Collateral for the loan consists of 545,025 square feet, of which 96% will be occupied when South Dekalb Stadium Theater takes occupancy of their new space (current occupancy is 93%). The Macy's store is a non-owned anchor and is not part of the collateral for the loan.

- The enclosed mall is designed in an I-shape with a recently opened Amazing Rooms Home Place to the south and a Macy's to the north, each at opposite ends of a main corridor. The South Dekalb Stadium Theater will have 14 screens and is projected to be completed by January 2006. The theater will be located between the two main corridors on the west side of the Subject.

- In addition to the main mall building, the Center also includes three outparcels consisting of a Firestone auto center, a Suntrust retail bank and a cellular store. Adjacent to the Subject, a Winn Dixie shadow-anchors the Center, which is situated on a 55-acre site eight miles away from the Atlanta CBD.

- Amazing Rooms Home Place (29.4% of NRA; lease exp. 1/31/2012), is an upscale furniture retailer with four locations within the Atlanta metropolitan area. Their stores offer a variety of furniture items for living rooms, dining rooms, bedrooms and entertainment areas. South DeKalb Stadium Theater (7.3% of NRA; lease exp. 12/31/2020) will be a state-of-the-art 14-screen theater that is currently under construction at an approximate cost of $7 million. The Borrowers escrowed $7 million to be released upon completion of construction. The tenant will pay annual rent of $700,000 and its own utility charges.

- The average asking inline rental rates for shopping centers in the Subject's sub-market, range from $11.00 to $20.85 per SF with an average of $14.01, as of 3/31/2005. The current in place rent for the inline tenants at the Subject is $17.15/SF. Comparable inline mall tenants occupying less than 10,000 SF had sales of $251.24/SF in 2003, and $229.76 in trailing twelve months ended February 2005 with an occupancy cost of 16.1% for the period.

- The Center was constructed in 1970 and recently underwent a two-year renovation at a cost of $3.7 million. Renovation items included a new roof, new HVAC, skylights, new marble floors, and new parking lots. Since acquiring the property in March 2003, the borrower has improved overall occupancy from 70% to its current level of 93%. The Borrower was able to successfully renew Champs' lease at a 33% higher rate from $39/SF to $52/SF. Other in-line tenants include names such as Anna's Linens, Lids, Treasures, Unica, Inc. and the first Downtown Foot Locker Room store in the Atlanta market.

- The Subject is well located at the corner of Interstate 20 and Candler Road in Dekalb County. I-20 is the primary east-west thoroughfare for the region, running directly through Atlanta, and connecting with the suburban loop Interstate 285, two miles east of the property. I-285 is a 63-mile circumferential highway around the Atlanta MSA known as The Perimeter, which intersects with Interstates 675, 75, and 85, which in turn funnel traffic through Florida, South Carolina and Tennessee.

- In 2004, the seven-mile radius that makes up the primary trade area had an estimated population of 434,961 residents in 157,692 households with a median household income of $48,962. Within a five-mile radius of the Center, the 2004 population was estimated at 229,522 residents in 79,043 households with a median household income of $48,176.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                             GALLERY AT SOUTH DEKALB

                       ADDITIONAL INFORMATION (CONTINUED)

- The Borrower, Thor South DeKalb Retail, LLC, each are a newly formed, bankruptcy remote SPE, owned primarily by Joseph J. Sitt. Mr. Sitt, the sponsor, who has a net worth of approximately $97.6 million.

- The Subject is managed by Thor Equities, LLC, a Borrower-related entity. Thor Equities has acquired a retail, hotel, office, warehouse and residential portfolio totaling over 4 million SF, and has properties in New York City, Chicago, Detroit, New Orleans, Atlanta, Philadelphia and Norfolk among other locations.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriter' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                             GALLERY AT SOUTH DEKALB

LEASE ROLLOVER SCHEDULE (1)

                                                                                           % OF TOTAL BASE      CUMULATIVE % OF
                      # OF LEASES   AVERAGE BASE RENT    % OF TOTAL SF    CUMULATIVE %     RENTAL REVENUES       TOTAL RENTAL
        YEAR            ROLLING       PER SF ROLLING        ROLLING       OF SF ROLLING        ROLLING         REVENUES ROLLING
---------------------------------------------------------------------------------------------------------------------------------
         MTM               8              $ 10.50              2.6%             2.6%              2.3%                 2.3%
        2005              13              $ 15.35              7.9%            10.5%             10.3%                12.6%
        2006              18              $ 12.76             12.9%            23.4%             13.9%                26.6%
        2007              10              $ 21.63              3.9%            27.3%              7.1%                33.6%
        2008              10              $ 19.91              6.2%            33.4%             10.4%                44.0%
        2009              11              $ 19.36              6.1%            39.6%             10.0%                54.0%
        2010               7              $ 18.62              5.3%            44.8%              8.3%                62.3%
        2011               4              $ 27.96              1.3%            46.1%              3.0%                65.3%
        2012               3              $  2.22             29.7%            75.8%              5.6%                70.9%
        2013               3              $ 18.01              4.5%            80.3%              6.8%                77.7%
        2014               2              $ 22.77              0.8%            81.1%              1.5%                79.3%
        2015               4              $ 24.63              3.4%            84.5%              7.1%                86.3%
  GREATER THAN 2015        4              $ 18.23              8.9%            93.3%             13.7%               100.0%
       Vacant            N/A                  N/A              6.7%           100.0%              N/A                  N/A

(1)  Data based on rent roll dated 2/28/2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                               WESTON TOWN CENTER

[GRAPHIC]                                                         [GRAPHIC]
Weston, FL                                                        [GRAPHIC]
[GRAPHIC]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                               WESTON TOWN CENTER

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:           $45,400,000
CUT-OFF DATE PRINCIPAL BALANCE(1):    $45,400,000
FIRST PAYMENT DATE:                   September 11, 2005
MORTGAGE INTEREST RATE:               4.9820% per annum
AMORTIZATION TERM:                    Interest Only through the Anticipated
                                      Repayment Date.(2)
HYPERAMORTIZATION:                    After 6/11/2015, the interest rate
                                      increases to the greater of 6.9820% or the
                                      treasury rate plus 3.0% and all excess
                                      cash flow is used to reduce the principal
                                      balance of the Weston Town Center Loan
                                      until the principal balance is reduced to
                                      zero.
ARD DATE:                             June 11, 2015
MATURITY DATE:                        June 11, 2035
ARD BALANCE:                          $45,400,000
BORROWER:                             Weston TC LLLP
INTEREST CALCULATION:                 Actual/360
CALL PROTECTION:                      Lockout/defeasance through and including
                                      the date that is three months prior to the
                                      Anticipated and Repayment Date.
LOAN PER SQUARE FOOT:                 $287(1)
UP-FRONT RESERVES:                    TI/LC Reserve:                $  60,000(1)
                                      Vacant Space Reserve:         $ 250,000(4)
ONGOING RESERVES:                     Tax and Insurance Reserve:          Yes(5)
  (MONTHLY)                           TI/LC Reserve:                $   5,000(6)
LOCKBOX:                              Modified
MEZZANINE:                            No(7)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:               Single Asset
PROPERTY TYPE:                        Retail
PROPERTY SUB-TYPE:                    Anchored
LOCATION:                             Weston, FL
YEAR BUILT/RENOVATED:                 2002/N/A
SQUARE FEET:                          157,932
OCCUPANCY AT U/W(8)                   97%
OWNERSHIP INTEREST:                   Fee

                                                 % OF           LEASE
MAJOR TENANT(S)                        NRSF    TOTAL NRSF    EXPIRATION
---------------                        ----    ----------    ----------
Publix                                37,887     24.0%       12/31/2021

PROPERTY MANAGEMENT:                  Belmont Investment Corp.

                                      12/31/2004     5/31/2005         U/W
                                      ----------     ---------         ---
NET OPERATING INCOME:                 $ 3,264,874   $ 3,411,380    $ 3,594,822
NET CASH FLOW:                                                     $ 3,497,498
DSCR:                                                                     1.53x

APPRAISED VALUE:                      $61,300,000
APPRAISAL DATE:                       June 13, 2005
CUT-OFF DATE LTV RATIO(1):            74.1%
MATURITY/ARD LTV RATIO:               74.1%

(1)  Based on November 2005 Cut-off Date.
(2) The Weston Town Center Loan an interest-only period through the ARD date. After the ARD date the hypermortization provision described herein comes into effect.
(3) The TI/LC Reserve in the amount of $60,000 was established at closing to fund tenant improvements and leasing commissions.
(4) At closing, Lender has withheld $250,000 in a Vacant Space Reserve, to be released upon lender's receipt of approved leases from the below tenants, a clean estoppel from each such tenant and such tenants being in occupancy and paying rent. The subject tenants are as follows: (i) Citibank, FSB;
     (ii) Al-Por International, Inc.; (iii) Mimo Weston LLC; and (iv) Weston Jewelers Inc.
(5) The borrower is required to make monthly payments into a tax and insurance reserve to accumulate funds necessary to (a) pay all taxes prior to their respective due dates and (b) pay insurance premiums prior to the expiration of the related policies. The monthly deposits to the tax and insurance reserve shall not include taxes attributable to the Publix space. In lieu thereof, borrower shall deposit with Lender on or before October 31 of each year the taxes attributable and payable based on the space leased by Publix so as to allow for payment of real estate taxes at a discount on or before November 30th of each year.
(6) The borrower is required to deposit $5,000 per month at any time when the TI/LC reserve balance is less than $60,000.
(7) The borrower's partners under the Weston Town Center Loan are permitted to incur future mezzanine debt, secured by a pledge of their membership interests in the borrower's partnership, upon the satisfaction of various specified conditions, including specified debt-service-coverage and loan-to-value ratios.
(8)  Occupancy is based on June 8, 2005 rent roll.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                               WESTON TOWN CENTER

                             ADDITIONAL INFORMATION

- Weston Town Center (the "Subject" or the "Center") is a Class A, 157,932 square foot, open-air community-shopping center/office located in Weston, Florida. The Center consists of a grocery anchor (24% of NRA), in-line retail space (34% of NRA), restaurants (22% of NRA), and 40-studio office spaces (20% of NRA) located above the retail shops. The Center is anchored by a Publix grocery store and includes four freestanding restaurants strategically located around the perimeter of the primary "town center" buildings. The improvements were constructed in 2001 - 2002 and are in excellent condition with lush landscaping and significant curb appeal. The Subject was 97% occupied as of June 8, 2005.

- Weston is a high-end, predominantly residential area that includes a mixture of retail and commercial uses including numerous corporate campuses. The town of Weston is a 15,000-acre master planned community that was completely developed by ARVIDA. The Subject was originally developed by ARVIDA and was subsequently acquired by the Sponsor in 2003.

- Publix ($10.50/SF; lease exp. 12/31/2021) is the Subject's largest tenant. Publix had sales of $761/SF in 2004 and an occupancy cost of 3.0%. Publix is the largest employee-owned supermarket chain in the United States. They are one of the 10 largest-volume supermarket chains in the United States with 2004 retail sales of $18.6 billion.

- The Subject has 77 in-line tenants ranging in size from 380 square feet to 5,625 square feet. Twenty-nine of the in-line tenants reported an average of $401/SF in sales for 2004 with an occupancy cost of 10.5%. Tenants pay an average rent of $28.31/SF and all but one lease is NNN with complete pass-through expenses. Japan Inn, Brasero Grill, East City Grill and Tarpon Bend Food & Tackle occupy the Restaurant buildings.

- Weston Town Center is located along Main and Market Streets, at the northwest quadrant of Arvida Parkway and Bonaventure Boulevard, in the City of Weston. The Subject is approximately 15 miles west of the Ft. Lauderdale CBD. This location is in the heart of Weston, surrounded by upscale residential developments, and is considered to be the primary retail center within the City of Weston.

- The submarket includes the towns of Davie, Miramar, Pembroke Pines, and Weston. The submarket includes 66 centers with a total of 8,407,364 square feet including the Subject. Development is highly controlled in this carefully planned community, with retail space at a premium in this area. The retail market in Weston is very tight with a submarket occupancy of 97.2% and rental rates ranging from $23 - $40/SF for prime locations such as the Subject. There are currently 32 tenants that are paying below market rent. As these tenants renew at market rents, over the next two years, they provide the Center with substantial upside in rental income.

- Weston's population has boomed as the number of households has increased 375.3% since 1990. Particularly, within a one-mile radius of the Center, the population has increased 421.4% since 1990 with additional growth of 26.3% projected through 2007. The population in a one, three and five-mile radius is 9,164, 76,653, and 123,589, respectively. In a predominantly residential area, Weston boasts a diverse, highly sought after mixture of retail and commercial properties. As a result, the Center attracts retailers of all types including high-end and specialty dealers to cater to the Weston area, which is considered wealthy with average income of $105,610. Average household income on a one, three and five-mile radius from the Center is $129,041, $120,999 and $111,516, respectively. The unemployment rates as of April 2005 was 4.0% for Broward County, down from 4.9% in August 2004.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                               WESTON TOWN CENTER

                       ADDITIONAL INFORMATION (CONTINUED)

- The sponsor, Barry J. Belmont has more than 20 years of commercial real estate expertise. He owns approximately 307,968 square feet of retail space in the Weston market. Mr. Belmont has total assets of $85.8 million, and has a $27.0 million net worth with liquidity of $2.6 million. The management company, Belmont Investment Corp., is a Pennsylvania corporation, registered to do business in Florida as Belmont Management & Investment Corp. All owned properties are self-managed by Barry J. Belmont and his management team. Mr. Belmont has owned and managed retail space and other commercial properties in New Jersey, Pennsylvania and Florida for more than 20 years. He currently has 329,167 square feet of retail space under management. The company also has more than 500,000 square feet of industrial space under management.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

                               WESTON TOWN CENTER

LEASE ROLLOVER SCHEDULE (1)

                                                                                            % OF TOTAL BASE     CUMULATIVE % OF
                       # OF LEASES   AVERAGE BASE RENT    % OF TOTAL SF    CUMULATIVE %     RENTAL REVENUES       TOTAL RENTAL
        YEAR             ROLLING       PER SF ROLLING        ROLLING       OF SF ROLLING       ROLLING         REVENUES ROLLING
-------------------------------------------------------------------------------------------------------------------------------
         MTM                1             $ 23.81              0.5%             0.5%             0.5%                 0.5%
        2005                9             $ 25.27              4.7%             5.2%             5.3%                 5.8%
        2006               35             $ 26.82             26.2%            31.4%            31.2%                36.9%
        2007               11             $ 28.81              7.7%            39.1%             9.9%                46.8%
        2008                5             $ 26.82              3.6%            42.7%             4.3%                51.1%
        2009                3             $ 32.47              2.3%            45.0%             3.2%                54.3%
        2010                5             $ 26.72              3.9%            48.9%             4.7%                59.0%
        2011                9             $ 25.70             13.5%            62.4%            15.3%                74.3%
  GREATER THAN 2011         5             $ 16.54             35.0%            97.3%            25.7%               100.0%
       Vacant             N/A                 N/A              2.7%           100.0%             N/A                  N/A

(1)  Data based on rent roll dated 6/8/2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C5        COLLATERAL AND STRUCTURAL TERM SHEET        OCTOBER 14, 2005

CREDIT SUISSE FIRST BOSTON

                        REAL ESTATE DEBT CAPITAL MARKETS

CONTACT                              PHONE                           FAX                             E-MAIL
BARRY POLEN
MANAGING DIRECTOR                    212.325.3295                    212.325.8104                    barry.polen@csfb.com

KEN RIVKIN
MANAGING DIRECTOR                    212.538.8737                    212.743.4762                    ken.rivkin@csfb.com

CHRIS ANDERSON
DIRECTOR                             212.325.3295                    212.743.4790                    chris.anderson@csfb.com

ANDREW WINER
DIRECTOR                             212.325.3295                    212.743.4521                    andrew.winer@csfb.com

DEREK BARCELONA
DIRECTOR                             212.325.2648                    212.743.5830                    derek.barcelona@csfb.com

JASON FRUCHTMAN
VICE PRESIDENT                       212.325.3492                    212.743.4827                    jason.fruchtman@csfb.com

JASON KAHN
ASSOCIATE                            212.325.4426                    212.743.4751                    jason.kahn@csfb.com

BRIAN TROTTA
ANALYST                              212.325.3295                    212.743.4734                    brian.trotta@csfb.com

                               STRUCTURED FINANCE

CONTACT                              PHONE                           FAX                             E-MAIL
JEFFREY ALTABEF
MANAGING DIRECTOR                    212.325.5584                    212.743.5227                    jeffrey.altabef@csfb.com

PRASHANT RAJ
VICE PRESIDENT                       212.538.5773                    212.743.5171                    prashant.raj@csfb.com

SENAY DAWIT
ASSOCIATE                            212.538.8734                    212.743.4760                    senay.dawit@csfb.com

NICHOLAS DIAMOND
ANALYST                              212.538.1808                    917.326.7874                    nicholas.diamond@csfb.com

YOUSAF SAMI
ANALYST                              212.325.5579                    212.743.4860                    yousaf.sami@csfb.com

VERNON BECKFORD
ANALYST                              212.538.9346                    212.743.5317                    vernon.beckford@csfb.com

YASSER GHANCHI
ANALYST                              212.538.2218                    212.322.0905                    yasser.ghanchi@csfb.com

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, Deutsche Bank Securities Inc. and Wachovia Capital Markets LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

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